                                                                    Exhibit 10.1






                           LOAN AND SECURITY AGREEMENT

                                     BETWEEN

                           THE HILLSTREET FUND, L.P.,

                                     LENDER

                                       AND

                            LANVISION SYSTEMS, INC.,

                                    BORROWER




                                  JULY 17, 1998






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                                TABLE OF CONTENTS

                                                                                                            Page

ARTICLE 1            INTERPRETATION
     1.1             Definitions..............................................................................1
     1.2             Rules of Construction....................................................................8

ARTICLE 2            LOAN TERMS AND AMOUNTS
     2.1             Term Loan Commitment.....................................................................9
     2.2             Term Promissory Note.....................................................................9
     2.3             Fees....................................................................................10
     2.4             Interest on Overdue Payments; Default Rate..............................................11
     2.5             Prepayments.............................................................................11
     2.6             Time and Place of Payments..............................................................12
     2.7             Application of Funds....................................................................12
     2.8             Use of Proceeds.........................................................................13
     2.9             Payments to be Free of Deductions.......................................................13

ARTICLE 3            SECURITY INTERESTS
     3.1             Grant of Security Interest..............................................................13
     3.2             Additional Collateral...................................................................13
     3.4             Additional Security for Loans...........................................................14
     3.5             One General Obligation; Cross Collateral................................................14

ARTICLE 4            REPRESENTATIONS AND WARRANTIES
     4.1             Corporate Existence; Capital Stock; Subsidiaries........................................14
     4.2             Corporate Power; Authorization..........................................................15
     4.3             Enforceable Obligations.................................................................15
     4.4             No Legal Bar............................................................................16
     4.5             No Material Litigation..................................................................16
     4.6             Financial Condition.....................................................................16
     4.7             No Change...............................................................................16
     4.8             No Default..............................................................................16
     4.9             Ownership of Property; Liens............................................................16
     4.10            Intellectual Property...................................................................16
     4.11            Compliance with Laws....................................................................17
     4.12            Taxes...................................................................................17
     4.13            Environmental Matters...................................................................17
     4.14            Place of Business.......................................................................17
     4.15            General Collateral Representation.......................................................17
     4.16            Accounts................................................................................18
     4.17            Inventory...............................................................................19
     4.18            Equipment...............................................................................19
     4.19            Year 2000 Compatibility.................................................................20
     4.20            ERISA...................................................................................20
     4.21            Undisclosed Liabilities.................................................................20



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

     4.22            Disclosure..............................................................................20
     4.23            Survival of Representations and Warranties..............................................20

ARTICLE 5            AFFIRMATIVE COVENANTS
     5.1             Financial Statements....................................................................21
     5.2             Conduct of Business and Maintenance of Existence........................................22
     5.3             Maintenance of Property; Insurance......................................................22
     5.4             Liability Insurance.....................................................................23
     5.5             Inspection of Property; Books and Records...............................................23
     5.6             Notices.................................................................................23
     5.7             Environmental Laws......................................................................24
     5.8             Inventory...............................................................................24
     5.9             Equipment...............................................................................24
     5.10            Collateral..............................................................................24
     5.11            Employee Benefit Plans..................................................................25
     5.12            Further Documents.......................................................................25
     5.13            Attendance at Meetings of Board of Directors............................................25
     5.14            Life Insurance..........................................................................25
     5.15            Software Deposits.......................................................................26
     5.16            Trademarks, Copyrights..................................................................26
     5.17            Other Information.......................................................................26

ARTICLE 6            NEGATIVE COVENANTS
     6.1             Limitations on Restricted Payments......................................................26
     6.2             Limitations on Indebtedness.............................................................26
     6.3             Limitations on Capital Expenditures.....................................................26
     6.4             Minimum Revenues........................................................................27
     6.5             Net Worth...............................................................................27
     6.6             Limitation on Guarantee Obligations.....................................................27
     6.7             Minimum Cash and Investments............................................................28
     6.8             Limitation on Fundamental Changes.......................................................28
     6.9             Limitation on Sale, Lease or Licensing of Assets........................................28
     6.10            Limitation on Investments, Loans and Advances...........................................28
     6.11            Limitation on Payments and Modifications of Debt Instruments............................29
     6.12            Limitation on Creation or Acquisition of Subsidiaries...................................29
     6.13            Ownership of Borrower...................................................................29
     6.14            Management..............................................................................30
     6.15            Corporate Documents.....................................................................30
     6.16            Dividends and Similar Transactions......................................................30

ARTICLE 7            CONDITIONS PRECEDENT
     7.1             Conditions Precedent to Initial Loan....................................................30

ARTICLE 8            EVENTS OF DEFAULT
     8.1             Payments................................................................................32
     8.2             Representations and Warranties..........................................................32
     8.3             Covenants...............................................................................32



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

     8.4             Effectiveness of Loan Documents.........................................................33
     8.5             Cross-Default to Other Indebtedness.....................................................33
     8.6             Commencement of Bankruptcy or Reorganization Proceeding.................................33
     8.7             Material Judgments......................................................................34
     8.8             Remedies................................................................................34
     8.9             Set-off.................................................................................35
     8.10            Rights Cumulative; Waiver...............................................................35

ARTICLE 9            COLLECTION OF COLLATERAL AND NOTICE OF
                     ASSIGNMENT
     9.1             Notification of Debtors; Grant of Powers................................................35
     9.2             Disclaimer of Liability.................................................................36

ARTICLE 10           MISCELLANEOUS
     10.1            Amendments and Waivers..................................................................36
     10.2            No Waiver; Cumulative Remedies..........................................................37
     10.3            Notices.................................................................................37
     10.4            Power of Attorney.......................................................................38
     10.5            Successors and Assigns..................................................................38
     10.6            Post-Closing Expenses and Collection....................................................38
     10.7            Counterparts............................................................................38
     10.8            Governing Law; Jurisdiction and Venue...................................................39
     10.9            Waiver of Jury Trial....................................................................39
     10.10           Other Waivers...........................................................................39



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



                                    EXHIBITS


Exhibit A         Form of Collateral Assignment of Copyrights
Exhibit B         Form of Collateral Assignment of Trademarks and Trade Names
Exhibit C         Form of Compliance Certificate
Exhibit D         Form of Pledge Agreement
Exhibit E         Form of Software Escrow Agreement
Exhibit F         Form of Warrant
Exhibit G         Form of Warrant Agreement
Exhibit H         Form of Term Promissory Note
Exhibit I         Form of Subsidiary Guaranty
Exhibit J         Form of Subsidiary Security Agreement
Exhibit K         Form of Borrower's Counsel Opinion Letter


                                    SCHEDULES


Schedule 4.1(b)       Capital Stock; Outstanding Warrants or Options
Schedule 4.1(c)       Subsidiaries
Schedule 4.10         Intellectual Property
Schedule 4.12         Tax Matters
Schedule 4.13         Environmental Matters
Schedule 4.15         UCC-1 Filing Offices
Schedule 4.20         Employee Benefit Plans



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



                           LOAN AND SECURITY AGREEMENT


         THIS LOAN AND SECURITY AGREEMENT is made as of the 17th day of July 1998, by and among between LANVISION SYSTEMS, INC., a Delaware corporation ("Borrower"), and THE HILLSTREET FUND, L.P., a Delaware limited partnership, ("Lender").

         NOW, THEREFORE, in consideration of the respective undertakings stated herein, the parties agree as follows:


                                    ARTICLE 1

                                 INTERPRETATION

         Section 1.1 Definitions. The following capitalized terms are defined as follows:

         "Account" or "Accounts" shall have the same meaning as defined in the UCC.

         "Account Debtor" shall have the same meaning as defined in the UCC.

         "Affiliate" means any Person which directly or indirectly controls, or is controlled by, or is under common control with, any Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise. The term "Affiliate" does not include the Lender.

         "Agreement" or "this Agreement" means this Loan and Security Agreement (including all exhibits and schedules annexed hereto) as originally executed, or if supplemented, amended, or restated from time to time, as so supplemented, amended, or restated.

         "Assignment of Copyrights" means the Collateral Assignment of Copyrights between Borrower and/or Subsidiary of Borrower and Lender in the form of Exhibit A hereto, covering all of the copyrights of Borrower and its Subsidiary.

         "Assignment of Life Insurance" means the collateral assignment of, on terms acceptable to Lender, of the Life Insurance.

         "Assignment of Trademarks" means the Collateral Assignment of Trademarks and Trade Names between Borrower and/or Subsidiary of Borrower and Lender in the form of Exhibit B hereto, covering all of the trademarks and trade names of Borrower and its Subsidiaries.

         "Business Day" means any day except a Saturday, Sunday or legal holiday on which commercial banking institutions are open for business in Cincinnati, Ohio.



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

         "Capital Expenditures" means any amounts paid or incurred in connection with the purchase of plant, machinery, equipment or similar expenditures (including any lease of any of the foregoing) which are required to be capitalized and depreciated in accordance with GAAP.

         "Capital Stock" means any and all equity interests and participations in any entity, including without limitation, corporate stock, whether common or preferred, subscription rights, warrants, convertible securities and other forms of equity interests such as partnership interests and interests in limited liability companies.

         "Closing Date" means the Business Day on which all conditions precedent specified in Article 7 hereof shall have been satisfied in full.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" means (a) all of the Equipment, General Intangibles, Inventory, Accounts, and all other items of personal and real property now owned or hereafter acquired by Borrower or any of its Subsidiaries or in which Borrower or any of its Subsidiaries has granted or may in the future grant a security interest to the Lender, (b) all of the right, title and interest of Borrower or any of its Subsidiaries in and to all goods or other property represented by or securing any of the Accounts, including all goods that may be reclaimed or repossessed from or returned by Borrower or any of its Subsidiaries, (c) all of the rights of Borrower or any of its Subsidiaries as an unpaid seller, including stoppage in transit, detinue and reclamation, (d) all additional amounts due to Borrower or any of its Subsidiaries irrespective of whether such additional amounts have been specifically assigned to the Lender,
(e) all guaranties, or other agreements or property securing or relating to any of the items referred to in (a) above, or acquired for the purpose of securing and enforcing any of such items, (f) all instruments, documents, securities, cash, property, deposit accounts, and the proceeds of any of the foregoing, owned by Borrower or any of its Subsidiaries or in which Borrower or any of its Subsidiaries has an interest, which are now or may hereafter be in the possession or control of the Lender or in transit by mail or carrier to or from the Lender, or in the possession of any third party acting on behalf of the Lender, without regard to whether the Lender received same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether the Lender had conditionally released the same, (g) all ledger sheets, files, records, documents, blueprints, drawings and instruments (including, without limitation, computer programs, tapes and related electronic data processing software) evidencing an interest in or relating to the foregoing, (h) all other rights, properties or interests granted by Borrower or any of its Subsidiaries to the Lender to secure the Term Loan, (i) all trade names, trademarks, trademark applications, copyrights, business names and any and all intellectual properties of Borrower or any of its Subsidiaries, (j) all interests of the Borrower in software and software in development, and (k) all proceeds and products of the Collateral described above, including without limitation, all cash, negotiable instruments and other evidences of indebtedness, all claims against third parties for damage to or loss or destruction of any of the foregoing, including proceeds, accounts, contract rights, chattel paper and general intangibles arising out of any sale, license, lease or other disposition of any of the foregoing.

         "Compliance Certificate" means the report required by Section 5.1(e) hereof, including schedules furnished by Borrower in the form of Exhibit C hereto.


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

         "Computation Date" means the last day of each of January, April, July, and October.

         "Consolidated" means, with respect to any accounting matter or amount, such matter or amount computed on a consolidated basis for Borrower and its Subsidiaries in accordance with GAAP.

         "Contractual Obligation" means, with respect to any Person, any provision or requirement of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Copyrights" means all present and future copyrights, registrations therefor, reversions thereof, and renewals and extensions of copyrights in all works of authorship (including software source code and documentation) in which Borrower or its Subsidiaries have any interest.

         "Default" means any of the events set forth in Article 8 which with giving of notice, the lapse of time, or both, would constitute an Event of Default.

         "Default Rate" means three percentage points (3.0%) in excess of the otherwise applicable interest rate on the Term Loan (but in no event more than the rate permitted by applicable law).

         "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA, other than a multiemployer plan.

         "Environmental Laws" means all federal, state and local laws, rules, regulations, ordinances, permits, orders, writs, judgments, injunctions, decrees, determinations, awards and consent decrees relating to hazardous substances and environmental matters applicable to Borrower's business and facilities (whether or not owned by it), including, without limitation, the Resource Conservation and Recovery Act of 1976 ("RCRA"); the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"); the Toxic Substance Control Act; the Clean Water Act; and the Clean Air Act, all as amended from time to time; state and federal superfund and environmental cleanup programs; and U.S. Department of Transportation hazardous materials transportation regulations.

         "Equipment" shall have the meaning as defined in the UCC.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate" means, in relation to any Person, any trade or business (whether or not incorporated) which is a member of a group of which that Person is a member and is under common control within the meaning of the regulations promulgated under Section 414 of the Code.

         "Event of Default" has the meaning set forth in Article 8 hereof.



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

         "Financial Statements" means the audited consolidated balance sheets of Borrower and its Subsidiaries as of January 31, 1998, and the related statements of income, retained earnings and cash flow for the twelve (12) month period then ended, and the unaudited statements for the three-month period ended April 30, 1998, previously delivered to the Lender hereunder, together with all other financial statements Borrower is required to deliver in accordance with the terms hereof.

         "GAAP" means generally accepted accounting principles at the time then in effect in the United States.

         "General Intangibles" shall have the meaning as defined in the UCC.

         "Guarantee Obligation" means, with respect to any Person, any direct or indirect liability, contingent or otherwise, with respect to any Indebtedness, lease or other obligation of another if the primary purpose or intent thereof in incurring the Guarantee Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof. The amount of any Guarantee Obligation shall be deemed to be the maximum amount for which the guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, or if not stated or determinable, the maximum reasonably anticipated liability in respect thereof.

         "Guarantor" shall mean a guarantor of any of the Obligations.

         "Head Office" means the head office of Lender located at 300 Main Street, Cincinnati, Ohio 45202.

         "Indebtedness" means, without duplication (i) all obligations (including capitalized lease obligations but excluding the deferred revenues related to the purchase price of products and services), which in accordance with GAAP would be shown on a balance sheet as a liability; (ii) all obligations for borrowed money; and (iii) all Guarantee Obligations.

         "Interest Payment Dates" shall mean the first Business Day of each calendar month.

         "Inventory" shall have the meaning as defined in the UCC.

         "Lien" means any mortgage, pledge, hypothecation, assignment, security interest, lien, charge or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of any Financing Statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing).

         "Life Insurance" means one or more policies of life insurance and any substitute or replacement policies thereof, owned by the Borrower on the life of
J. Brian Patsy in an aggregate
face amount of not less than One Million and 00/100 Dollars ($1,000,000.00), which shall be free of any policy loans and encumbrances whatsoever, except the lien in favor of the Lender hereunder.

         "Loan Documents" means this Agreement, the Note, the Security Documents, the Pledge Agreement, the Warrant Agreement, Warrants and all other documents, instruments, financing statements, certificates and other agreements executed in connection with the Loan.

         "Loan Year" means each period of twelve (12) consecutive months, commencing on the Closing Date and on each anniversary thereof.

         "Loan" or "Loans" means the Term Loan.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of Borrower, (b) the Collateral, (c) the ability of Borrower to perform its obligations under this Agreement or any other Loan Document to which it is a party, or (d) the validity or enforceability of this Agreement, the Note or any of the other Loan Documents or the rights or remedies of the Lender.

         "Net Worth" means, at any date, Consolidated stockholders' equity (including the par value or stated value of all outstanding capital stock, additional paid-in capital and retained earnings) of Borrower determined in accordance with GAAP, except that there shall be deducted therefrom any amount of treasury stock reflected as an asset of Borrower or any Subsidiary of Borrower.

         "Note" means the Term Note evidencing the Loan as the same may be amended, supplemented or restated.

         "Obligations" means, without limitation, the Loan and all other debts, obligations, or liabilities of every kind and description of the Borrower to the Lender, now due or to become due, direct or indirect, absolute or contingent, presently existing or hereafter arising, joint or several, secured or unsecured, whether for payment or performance, regardless of how the same arise or by what instrument, agreement or book account they may be evidenced, or whether evidenced by any instrument, agreement or book account, including, without limitation, all loans (including any loan by renewal or extension), all overdrafts, all guarantees, all bankers acceptances, all agreements, all letters of credit issued by the Lender for Borrower and the applications relating thereto, all indebtedness of the Borrower to the Lender, all undertakings to take or refrain from taking any action and all indebtedness, liabilities and obligations owing from Borrower to others which the Lender may obtain by purchase, negotiation, discount, assignment or otherwise. Obligations shall also include all interest and other charges chargeable to the Borrower or due from the Borrower to the Lender from time to time and all costs and expenses referred to in Section 10.6.

         "Permitted Liens" means the liens and interests in favor of the Lender granted in connection herewith and, to the extent reflected on Borrower's books and records and not impairing the operations of Borrower or any performance hereunder or contemplated hereby:



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               (a) liens arising by operation of law for taxes not yet due and payable; and

               (b) statutory liens of mechanics, materialmen, shippers and warehousemen for services or materials for which payment is not yet due and which occur in the ordinary course of business.

         "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

         "Pledge Agreement" means the pledge as additional collateral security for the Loans of all of the Capital Stock of LanVision, Inc., and any other Subsidiary of Borrower (whether now existing or hereafter formed or acquired), made by the Borrower to the Lender, whether by one or more separate instruments, in the form of Exhibit D hereto.

         "Pledged Stock" means the Capital Stock of a Subsidiary of Borrower, including, but not limited to LanVision, Inc., an Ohio corporation, and includes all of the Capital Stock of any other Subsidiary of Borrower whether now in existence or hereafter organized or acquired.

         "Principal Office" means the principal office of Borrower at One Financial Way, Suite 400, Cincinnati, Ohio 45242-5859.

         "Principal Payment Dates" shall mean the first Business Day of each January, April, July and October.

         "Requirements of Law" means, with respect to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Responsible Officer" means (i) the chief executive officer or the president of Borrower, and (ii) with respect to financial matters, the chief financial officer, director of finance, or any vice president with financial responsibilities of Borrower.

         "Restricted Payment" means: (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Borrower or any of its Subsidiaries now or hereafter outstanding; (b) any redemption, exchange for cash or cash equivalent, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Borrower or any of its Subsidiaries now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, redemption, exchange for cash or cash equivalent, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any subordinated indebtedness; and (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Borrower or any of its Subsidiaries now or hereafter outstanding, other than any Warrant Stock (as defined in the Warrant Agreement) or portion thereof convertible by Lender.

         "Security Documents" means all of the documents and instruments evidencing the collateral security of the Lender, including without limitation, the Software Escrow Agreement, all UCC Financing Statements with respect to the Collateral, the Subsidiary Security Agreements, the Assignment of Life Insurance, and the Pledge Agreements.

         "Software Escrow Agreement" means the Second Amendment to Master Escrow Agreement between LanVision, Inc., Lender and Fort Knox Escrow Services, Inc. to be executed at the Closing in the form of Exhibit E hereto.

         "Subsidiary" means, with respect to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to any Subsidiary or all Subsidiaries of Borrower, whether now in existence or hereafter organized.

         "Term Loan" means the term loan to be made to Borrower by Lender pursuant to this Agreement as set forth in Article 2 hereof.

         "Term Note" means the Promissory Note referred to in Section 2.2 hereof to evidence the Term Loan.

         "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Ohio; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of Lender's security interest in any of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Ohio, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, or priority and for purposes of definitions related to such provisions.

         "UCC Financing Statements" mean the UCC financing statements naming the Borrower as debtor, and Lender as secured party or creditor, which UCC financing statements describe all or some portion of the Collateral and which together perfect Lender's security interest in the Collateral.

         "Warrant" or "Warrants" means one or more of the stock purchase warrants in substantially the form as of Exhibit F, to be issued by Borrower to Lender pursuant to the Warrant Agreement.

         "Warrant Agreement" means the warrant agreement dated as of the Closing Date between Borrower and Lender in substantially the form as Exhibit G.

         Section 1.2 Rules of Construction.

                  (a) Use of Capitalized Terms. For purposes of this Agreement, unless the context otherwise requires, the capitalized terms used in this Agreement shall have the meanings herein assigned to them, and such definitions shall be applicable to both singular and plural forms of such terms. In addition, all terms defined in the Uniform Commercial Code shall have the meanings given therein unless otherwise defined herein.

                  (b) Construction. All references in this Agreement to the single number and neuter gender shall be deemed to mean and include the plural number and all genders, and vice versa, unless the context shall otherwise require.

                  (c) Headings. The underlined headings contained herein are for convenience only and shall not affect the interpretation of this Agreement.

                  (d) Entire Agreement. This Agreement and the other Loan Documents shall constitute the entire agreement of the parties with respect to the subject matter hereof.

                  (e) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  (f) Governing Law. This Agreement and the Note and the rights and obligations of the parties under this Agreement and the Note shall be governed by, and construed and interpreted in accordance with, the law of the State of Ohio.

                  (g) Accounting Terms and Determinations. Unless otherwise defined or specified herein, all accounting terms used in this Loan Agreement shall be construed in accordance with GAAP.

                                    ARTICLE 2

                             LOAN TERMS AND AMOUNTS

         Section 2.1 Term Loan Commitment. Subject to the terms and conditions of this Agreement, the Lender hereby agrees to make a term loan to Borrower in the amount of Six Million and 00/100 Dollars ($6,000,000.00) ("Term Loan").

         Section 2.2 Term Promissory Note. The absolute and unconditional obligation of the Borrower to repay the Lender the principal of the Term Loan and the interest thereon shall be evidenced by a promissory note executed by the Borrower in substantially the form of Exhibit H ("Term Note"). The Term Note shall include the following terms:

                  (a) Term. The Term Note shall be dated as of the Closing Date and shall mature and be due and payable in full on July 31, 2004.

                  (b) Interest Rate. Except as provided in Section 2.4 hereof, the Term Note shall bear interest (computed on the basis of the actual number of days elapsed over a 360-day year) on the daily outstanding principal balance thereunder at a rate per annum equal to twelve percent (12%).

                  (c) Interest Payment Dates. Interest on the Term Note shall be payable monthly on each Interest Payment Date commencing August 1, 1998, and on the date the Term Loan is due (whether by maturity, acceleration or otherwise).

                  (d) Principal Payments. Prior to October 1, 2001, provided that Lender has not accelerated the Term Loan pursuant to Section 8.8 hereof, Borrower shall not be obligated to make any payment of principal on the Term Loan. Beginning October 1, 2001, quarterly installments of principal on the Term Note shall be payable on each Principal Payment Date in an amount equal to Five Hundred Thousand and 00/100 Dollars ($500,000.00), and on the date the Term Loan is due (whether by maturity, acceleration or otherwise), in an amount sufficient to pay in full the entire unpaid principal and accrued interest.

         Section 2.3 Fees.

                  (a) Closing Fees. The Lender hereby acknowledges receipt of its closing fee in the amount of Two Hundred Forty Thousand and 00/100 Dollars ($240,000.00). Lender agrees to pay the legal fees (but not expenses and out-of-pocket disbursements) incurred in connection with the closing of the Loan. Borrower agrees to pay for all of the expenses and out-of-pocket disbursements of Lender and its legal counsel, including without limitation, UCC search fees, filing and recording fees, photocopy charges, courier charges, long-distance telephone charges and similar expenses.

                  (b) Other Fees. The Borrower shall, promptly upon request, reimburse the Lender for all reasonable loan administration, travel and related out-of-pocket expenses, including reasonable attorney fees and expenses incurred subsequent to the closing of the Loan, except to the extent of legal fees which directly relate to the closing of the Loan.

                  (c) Yield Guarantee at Maturity. At maturity of the Loan (whether at final maturity or as a result of acceleration of the Loan), unless Borrower has elected to prepay the Loan in full pursuant to
         Section 2.5(b) hereof, Borrower shall pay an additional fee (to the extent necessary) to guarantee to Lender a minimum compounded annual internal rate of return of twenty-five percent (25%), computed in the following manner:

                           The compounded annual internal rate of return on the
                  Loan shall be calculated by taking into account the interest on the Loan and the Warrant Value (as defined below). The fees and expenses described in Sections 2.3(a) and 2.3(b) hereof shall be disregarded in making the internal rate of return calculation. The Warrant Value shall be equal to such value as Borrower and Lender mutually agree, or if they cannot agree, such value as shall be determined by an independent investment banking firm selected by Lender (and reasonably acceptable to Borrower), based upon a hypothetical sale of the Warrant Stock by a prudent investor seeking to maximize the value of the Warrant Stock, less the amount of consideration required to be paid by the holder of the Warrants to exercise the Warrants. The Warrant Value shall be determined as of the maturity date or such earlier date as is specified in the following sentence. If the Lender, prior to maturity, elects to exercise some or all of the Warrants, the Borrower shall be obligated within ten (10) days of the Lender's exercise of the Warrants to elect in writing either (i) to use the then current Warrant Value at the time of exercise (with respect to only the Warrants exercised) or (ii) to use the value of the Warrant Stock based upon the average bid and ask prices of the Stock on the over-the-counter market over the twenty (20) trading days immediately preceding at maturity, in calculating the internal rate of return for purposes of determining the additional fee (if any) due under this Section. Borrower shall pay the cost of any appraisal conducted to determine the Warrant Value.

         Section 2.4 Interest on Overdue Payments; Default Rate. If any payment of interest or principal is not paid when due, or upon the occurrence of an Event of Default, the Lender, at its option, may charge and collect from the Borrower interest at the Default Rate.

                  Section 2.5 Prepayments.

                  (a) Prepayment from Life Insurance. In the event Borrower receives proceeds from payment of the Life Insurance, the proceeds shall be applied in the manner set forth in Section 2.7 hereof.

                  (b) Optional Prepayment. Borrower shall not be permitted to prepay the Loan, except for a one-time option to prepay the Loan in full during the calendar month of July, 2002. If Borrower exercises this one-time option to voluntarily prepay the Loan in full, Borrower shall pay to Lender as liquidated damages and compensation for the costs of being prepared to make funds available to Borrower under this Agreement, and not as a penalty, an amount determined by the following method, provided, however, that if such prepayment occurs as a result of any event described in Sections 2.5(a) hereof, no such prepayment fee shall be required. The prepayment fee shall be equal to a dollar amount sufficient to result in the Lender's receipt of a minimum compounded annual internal rate of return of thirty percent (30%), calculated by taking into account the interest on the Loan and the Warrant Value (as defined below). The fees and expenses described in Sections 2.3(a) and 2.3(b) hereof shall be disregarded in making the internal rate of return calculation. The Warrant Value shall be equal to such value as Borrower and Lender mutually agree, or if they cannot agree, such value as shall be determined by an independent investment banking firm selected by Lender (and reasonably acceptable to Borrower), based upon a hypothetical sale of the Warrant Stock by a prudent investor seeking to maximize the value of the Warrant Stock, less the amount of consideration required to be paid by the holder of the Warrants. If the Lender, prior to such prepayment by Borrower, elects to exercise some or all of the Warrants, the Borrower, shall be obligated within ten (10) days of the Lender's exercise of the Warrants, to elect in writing either (i) to use the then current Warrant Value at the time of exercise or (ii) to use the value of the Warrant Stock based upon the average bid and ask prices of the Stock on the over-the-counter market over the twenty
(20) trading days immediately preceding at the time of prepayment, in any subsequent calculation of the internal rate of return for purposes of determining the prepayment fee. Borrower shall pay the cost of any appraisal conducted to determine the Warrant Value. If Borrower elects to prepay the Loan as permitted above, then to the extent that the computed minimum compounded annual internal rate of return taking into account the Warrant Value and interest paid through the date of prepayment exceeds thirty percent (30%), the Borrower shall have a right to have canceled such number of the Warrants (as provided in the Warrant Agreement) as shall result in Lender receiving a minimum compounded annual internal rate of return of at least thirty percent (30%), calculated by taking into account the interest on the Loan and the Warrant Value (as defined above) based upon the Warrants remaining after the Borrower's right to cancel Warrants is exercised and other payments made in connection with this Loan Agreement. If Borrower does not elect to prepay the Loan as permitted above, Borrower shall have no subsequent right to cancel any of the Warrants.

         Section 2.6 Time and Place of Payments. Notwithstanding anything in this Agreement or any of the other Loan Documents to the contrary, each payment payable by the Borrower to the Lender under this Agreement or any of the other Loan Documents, shall be made directly to the Lender, not later than 12:00 p.m. local time, on the due date of each such payment in immediately available and freely transferrable funds pursuant to wire transfer instructions furnished by Lender at the Closing (or thereafter, in writing to Borrower).

         Section 2.7 Application of Funds. Unless otherwise provided in this
Article 2, the funds received by the Lender shall be applied toward the Obligations as follows:

                  (a) First, to the payment of all reasonable fees, charges and other sums (with the exception of principal and interest) due and payable to the Lender under the Note, this Agreement or the other Loan Documents at such time including, without limitation, all costs, expenses, disbursements and losses which shall have been incurred or sustained by the Lender in or incidental to the collection of the Obligations hereunder or the exercise, protection, or enforcement by the Lender of all or any of the rights, remedies, powers and privileges of the Lender under this Agreement, the Note, or any of the other Loan Documents and in and towards the provision of adequate indemnity to the Lender against all taxes or Liens which by law shall have, or may have priority over the rights of the Lender in and to such funds;

                  (b) Second, to the payment of the interest which shall be due and payable on the principal of the Note at the time of such payment;

                  (c) Third, to the payment of payments of principal then due on the Term Note; and

                  (d) Fourth, the surplus remaining (if any) to the Borrower or such other Person or Persons as may be determined by Borrower or any court of competent jurisdiction.

         Section 2.8 Use of Proceeds. The Borrower represents, warrants and covenants to the Lender that all proceeds of the Loan shall be used by Borrower solely for the purpose of working capital and for growth and expansion.

         Section 2.9 Payments to be Free of Deductions. Each payment payable by the Borrower to the Lender under this Agreement, the Note, or any of the other Loan Documents shall be made in accordance with Section 2.6 hereof, without set-off or counterclaim and free and clear of and without any deduction of any kind for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature now or hereafter imposed or levied by any political subdivision or any taxing or other authority therein, unless the Borrower is compelled by law to make any such deduction or withholding.


                                    ARTICLE 3

                               SECURITY INTERESTS

         Section 3.1 Grant of Security Interest. To secure the payment and performance of all of the Obligations, the Borrower hereby grants to the Lender a continuing security interest in and assigns to the Lender all of the Collateral. The Collateral shall also include the property and rights subject to the Assignment of Life Insurance with respect to the Life Insurance in a form reasonably satisfactory to the Lender.

         Section 3.2 Additional Collateral. Immediately upon Borrower's receipt of that portion of the Collateral which is evidenced or secured by an agreement, letter of credit, instrument and/or documents, including, without limitation, promissory notes, documents of title, warehouse receipts and trade acceptances (the "Additional Collateral"), Borrower shall deliver the original thereof to Lender, together with appropriate endorsements, the documents required to draw thereunder (as may be relevant to letters of credit) and/or other specific evidence (in form and substance acceptable to Lender) of assignment thereof to Lender. Notwithstanding the foregoing, Borrower will not be required to assign any of its agreements with its customers until such time as there is a Default or Event of Default.

         Section 3.3 Guaranties. Borrower shall cause any and all Subsidiaries, whether now existing or hereafter acquired, to execute and deliver guaranties of the Obligations which guaranties shall be substantially in the form of Exhibit I and shall be secured by a perfected security interest in all property, both real and personal, fixtures and leasehold interests of such Subsidiaries pursuant to a Subsidiary Security Agreement substantially in the form of Exhibit J.

         Section 3.4 Additional Security for Loans. As additional collateral security for the Obligations, Borrower and its Subsidiaries shall deliver to
Lender: (i) the Pledge Agreement, (ii) a Collateral Assignment of Trademarks and Trade Names, (iii) a Collateral Assignment of Copyrights, and (iv) the Software Escrow Agreement, all of which constitute part of the Security Documents hereunder.

         Section 3.5 One General Obligation; Cross Collateral. All loans and advances by the Lender to the Borrower under this Agreement and under all other agreements constitute one loan, and all indebtedness and obligations of the Borrower to the Lender under this and under all other agreements, present and future, constitute one general obligation secured by the Collateral and security held and to be held by the Lender and by virtue of all other assignments and security agreements between the Borrower and the Lender now and hereafter existing. It is expressly understood and agreed that all of the rights of the Lender contained in this Agreement shall likewise apply insofar as applicable to any modification of or supplement to this Agreement and to any other agreements, present and future, among the Lender and the Borrower.


                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lender to enter into this Agreement, the Borrower hereby represents and warrants to the Lender that:

         Section 4.1 Corporate Existence; Capital Stock; Subsidiaries.

                  (a) The Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to conduct its business as presently conducted. Borrower is duly qualified as a foreign corporation in the State of Ohio. LanVision, Inc. is a corporation duly organized, validly existing, and in good standing under the laws of the State of Ohio with full power and authority to conduct its business as presently conducted. LanVision, Inc. is duly qualified as a foreign corporation in the States of Michigan and North Carolina, and in all other jurisdictions in which its activities or ownership of property requires such qualification.

                  (b) The authorized capital stock of Borrower is as set forth on Schedule 4.1(b) hereto. All issued and outstanding shares of Capital Stock of Borrower are duly authorized and validly issued, fully paid and nonassessable and such shares were issued in compliance with all applicable state and federal laws concerning the issuance of securities. Except for the Warrants, or as described on Schedule 4.1(b) hereto, there are no outstanding options, rights or warrants issued by Borrower for the acquisition of shares of the Capital Stock of Borrower, nor any outstanding securities or obligations convertible into such shares, nor any agreements by Borrower to issue or sell such shares.

                  (c) Borrower has no Subsidiaries except as set forth on
         Schedule 4.1(c) hereto. The Capital Stock of each Subsidiary is owned by Borrower free and clear of all Liens other than those in favor of Lender. Each Subsidiary (i) is duly organized, validly existing and in good standing under the laws of the state of its incorporation, and
         (ii) has full corporate power and authority and full legal right to own or to hold under lease its Property and to carry on its business. Each Subsidiary is qualified and licensed in each jurisdiction wherein the character of the Property owned or held under lease by it, or the nature of its business makes such qualification necessary or advisable. Each Subsidiary is currently qualified in good standing as a foreign corporation in each jurisdiction set forth on Schedule 4.1(c).

                  (d) Except for stock of Subsidiaries, Borrower does not own or hold of record (whether directly or indirectly) any shares of any class in the capital of any corporation, nor does Borrower own or hold (whether directly or indirectly) any legal and/or beneficial equity interest in any partnership, business trust or joint venture or in any other unincorporated trade or business enterprise.

         Section 4.2 Corporate Power; Authorization. Borrower has the corporate power and authority to make, deliver and perform this Agreement and such other Loan Documents to which it is a party and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement and the Note and to authorize the execution, delivery and performance of this Agreement, the Note and such other Loan Documents to which it is a party. No consent or authorization of, or filing with, any Person (including, without limitation, any governmental authority), is required in connection with the borrowings hereunder or the execution, delivery and performance by the Borrower, and the validity or enforceability (with respect to the Borrower) of this Agreement, the Note or such other Loan Documents to which Borrower is a party.

         Section 4.3 Enforceable Obligations. Each of this Agreement, the Note and the other Loan Documents has been duly executed and delivered on behalf of the Borrower, and constitutes a legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         Section 4.4 No Legal Bar. The execution, delivery and performance of this Agreement, the Note and the other Loan Documents and the consummation of the transactions contemplated thereby, will not violate any Requirements of Law or any Contractual Obligation of Borrower.

         Section 4.5 No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or threatened by or against Borrower or against any of its properties or revenues, existing or future, (a) with respect to this Agreement, the Note, any of the other Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which, if adversely determined, would have a Material Adverse Effect.

         Section 4.6 Financial Condition. The Financial Statements delivered to Lender fairly present the assets, liabilities and financial condition of Borrower and its Subsidiaries, as of the dates thereof, and in accordance with GAAP (except that any unaudited Financial Statements may not contain any or all of the footnotes required by GAAP and are subject to year-end audit adjustments). The Financial Statements contain no omissions or misstatements which are or may be material. There exist no equity or long-term investments in or outstanding advances to any Person not reflected in the Financial Statements and, except for trade payables arising in the ordinary course of business, since April 30, 1998, Borrower has no Indebtedness and no Guarantee Obligations other than as reflected in such Financial Statements.

         Section 4.7 No Change. Since April 30, 1998, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect, and no Restricted Payments have been made.

         Section 4.8 No Default. Borrower is not in default under or with respect to any of its Contractual Obligations, except where the default would not have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         Section 4.9 Ownership of Property; Liens. Borrower has good title to all its property as listed on the Financial Statements, and none of such property is subject to any Lien except Permitted Liens.

         Section 4.10 Intellectual Property. Borrower possesses all licenses, patents, permits, trademarks, trade names, copyrights, technology, know-how and processes necessary for the conduct of its businesses as currently conducted and all such licenses, patents, permits, trademarks, trade names, and copyrights are listed on Schedule 4.10 attached hereto and made a part hereof. No claim has been asserted and is pending by any Person challenging or questioning the use of any such property or rights or the validity or effectiveness of any such property or rights, nor is there any known basis for any such claim. The use of such property and rights by the Borrower does not infringe on the rights of any Person.

         Section 4.11 Compliance with Laws. Borrower is in compliance with all Requirements of Law, including all Environmental Laws applicable to it, except where the failure to comply would not have a Material Adverse Effect.

         Section 4.12 Taxes. With respect to Borrower and any Subsidiary of Borrower, Borrower has filed or caused to be filed all tax returns which are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their properties and all other taxes, fees or other charges imposed on them or any of their property by any governmental authority (other than any taxes, fees or other charges the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower); no tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge except for potential

Ohio use tax liability (not exceeding One Hundred Seventy Five Thousand and 00/100 Dollars ($175,000.00)) as described on Schedule 4.12.

         Section 4.13 Environmental Matters. Except as set forth on Schedule
4.13 hereto, Borrower is in compliance with, and has no liability to any Person in respect of, all Environmental Laws.

         Section 4.14 Place of Business. The Borrower maintains places of business and owns Collateral only at: (a) its Principal Office, (b) 5481 Creek Road, Cincinnati, Ohio 45242-4001, (c) 5970 Fairview Road, Suite 700, Charlotte, North Carolina 28210-3167, (d) 4700 Duke Drive, Suite 170, Mason, Ohio 45040-9374 and (e) as to the location of Collateral, office equipment and computers not material in value which are kept at employees' homes or are otherwise in the possession of employees while travelling. Borrower maintains its books of account and records, including all records concerning the Collateral, only at its Principal Office.

         Section 4.15 General Collateral Representation.

                  (a) The Borrower is and at all times will be the sole owner of and have good and marketable title to the Collateral, free from all Liens, other than the Permitted Liens, and has full right and power to grant the Lender a security interest therein. All information furnished to the Lender concerning the Collateral is and will be complete, accurate and correct in all respects when furnished;

                  (b) No security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by Borrower in favor of Lender pursuant to this Agreement, or (ii) in respect of the items of Collateral subject to the Permitted Liens.

                  (c) The provisions of this Agreement are sufficient to create in favor of the Lender, as of the Closing Date, a valid and continuing lien on, and security interest in, the types of the Collateral hereunder in which a security interest may be created under Article 9 of the UCC. Financing Statements on Form UCC-1 have been duly executed on behalf of Borrower and the description of such Collateral set forth therein is sufficient to perfect security interests in such Collateral in which a security interest may be perfected by the filing of Financing Statements under the UCC. When such Financing Statements are duly filed in the filing offices listed on Schedule 4.15 hereto, and the requisite filing fees are paid, such filings will be sufficient to perfect security interests in such of the Collateral described in the Financing Statements as can be perfected by filing, which perfected security interests will be prior to all other Liens in favor of others and rights of others (except for Permitted Liens), enforceable as such as against creditors of and purchasers from Borrower (other than purchasers of Inventory in the ordinary course) and as against any owner of real estate where any of the Equipment is located and as against any purchaser of such real property and any present or future creditor obtaining a Lien on such real estate. All action necessary to protect and perfect a security interest in each item of the Collateral has been duly taken, or in the case of Equipment covered by certificates of title will be taken within ninety (90) days of the Closing Date, or in the case of the Pledged Stock as set forth below;

                  (d) Upon delivery to Lender and the filing with the U.S. Patent and Trademark Office of the Assignment of Trademarks and delivery to the Lender and filing with the U.S. Copyright Office of the Assignment of Copyrights, and the payment of the requisite filing fees, the Lender shall have a perfected security interest in the intellectual property listed on Schedule 4.10 and the other Collateral of a type described in such assignments, which perfected security interest will be prior to all other Liens in favor of others.

                  (e) Upon delivery to and possession by the Lender of the Pledged Stock pursuant to the terms of the Pledge Agreement, the Lender shall possess a valid, first priority security interest in such Pledged Stock in accordance with Article 9 of the UCC; and

                  (f) No person now having possession or control of any of the Collateral consisting of Inventory or Equipment has issued, in receipt therefor, a negotiable bill of lading, warehouse receipt or other document of title.

         Section 4.16 Accounts. As to each and every Account of the Borrower:

                  (a) it is a bona fide existing obligation, valid and enforceable against the Account Debtor for a sum certain (or subject to adequate reserves reasonably acceptable to Lender) for sale or license of goods shipped or delivered, or goods leased or licensed, or services rendered in the ordinary course of business;

                  (b) all supporting documents, instruments, chattel paper and other evidence of indebtedness, if any, delivered to the Lender are complete and correct and valid and enforceable in accordance with their terms, and all signatures and endorsements that appear thereon are genuine, and all signatories and endorsers have full capacity to contract;

                  (c) the Account Debtor is liable for and is obligated to make payment of the amount expressed in the invoice pertaining to such Account according to its terms however, it is understood that in the normal course of business, Account Debtors contest amounts invoiced to them and the Borrower maintains adequate reserves for such disputes;

                  (d) it will be subject to no discount, allowance or special terms of payment without the prior approval of the Lender except prompt payment and other discounts and allowances which are customary in the industry and consistent with the past practice of Borrower;

                  (e) it is subject to no dispute, defense or offset, real or claimed, except that in the normal course of business, Account Debtors contest amounts invoiced to them and the Borrower maintains adequate reserves for such disputes;

                  (f) it is not subject to any prohibition or limitation upon assignment; and

                  (g) the Borrower has full right and power to grant the Lender a security interest therein and the security interest granted in such Account to the Lender in Article 3 hereof, when perfected, will be a valid first security interest which will inure to the benefit of the Lender without further action, subject to Permitted Liens and the provisions of Section 4.15(c) hereof.

The warranties set out herein shall be deemed to have been made with respect to each and every Account now owned or hereafter acquired by Borrower.

         Section 4.17 Inventory. All Inventory of the Borrower (a) is and will be of good and merchantable quality, free from defects, and (b) is not, nor will be, stored with a bailee or warehouseman without the prior written consent of Lender.

         Section 4.18 Equipment. All Equipment is located at one of the places of business of Borrower identified in Section 4.14 hereof. No Equipment is now, or shall at any time or times hereafter be, stored with a bailee, warehouseman or similar party without Lender's prior written consent and, if Lender gives such consent, Borrower will concurrently therewith cause any such bailee, warehouseman or similar party to issue and deliver to Lender, in form and substance acceptable to Lender, warehouse receipts therefor in Lender's name. No Equipment is under consignment to or from any Person.

         Section 4.19 Year 2000 Compatibility. Borrower represents and warrants that all date-sensitive hardware, software, processes, procedures, interfaces and similar operating systems used within the Borrower's operations and sold by Borrower to customers will, not later than December 31, 1998 contain acceptable design and performance specifications so that such systems will not abruptly end or provide invalid or incorrect results on or after January 1, 2000. All such operating systems and programs are or will be, not later than December 31, 1998, designed to ensure year 2000 compatibility including, but not be limited to: date data century recognition, calculations that accommodate same century and multi-century formulas and date values, date data interface values that reflect the century, and correct year 2000 leap year calculations. Borrower further represents and warrants that the costs of year 2000 compliance required by this Section will not be material.

         Section 4.20 ERISA. Schedule 4.20 contains a list of all Employee Benefit Plans maintained by Borrower. Borrower and its ERISA Affiliates are in compliance with any applicable provisions of ERISA and the regulations thereunder, and the Code, with respect to all such Employee Benefit Plans.

         Section 4.21 Undisclosed Liabilities. The Borrower has no material obligation or liability (whether accrued, absolute, contingent, unliquidated, or otherwise, whether due or to become due) arising out of transactions entered into at or prior to the Closing Date, or any action or inaction at or prior to the Closing Date, except (a) liabilities reflected on the Financial Statements; (b) liabilities incurred in the ordinary course of business since April 30, 1998 (none of which are liabilities for breach of contract, breach of warranty, torts, infringements, claims or lawsuits); (c) liabilities or obligations disclosed in the schedules hereto; and (d) liabilities or obligations incurred pursuant to the Loan Documents.

         Section 4.22 Disclosure. No representation or warranty made by the Borrower in this Agreement or in any other document furnished or to be furnished from time to time in connection herewith or therewith contains or will contain any misrepresentation of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading.

         Section 4.23 Survival of Representations and Warranties. The foregoing representations and warranties are made by the Borrower with the knowledge and intention that the Lender will rely thereon, and shall survive the execution and delivery of this Agreement and the making of all Loans hereunder.

                                    ARTICLE 5

                              AFFIRMATIVE COVENANTS

         So long as any Note remains outstanding and unpaid or any other Obligation is owing to the Lender, the Borrower agrees as follows:

         Section 5.1 Financial Statements.

                  (a) Year End Report. As soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Borrower, Borrower shall deliver to the Lender copies of the Consolidated audited financial statements of Borrower and its Subsidiaries, including the balance sheets, as at the end of such year and the related statements of income and retained earnings for such year, in each case containing in comparative form the figures for the previous year. The Consolidated audited financial statements of Borrower shall be accompanied by an unqualified opinion of independent certified public accountants of nationally recognized standing acceptable to the Lender, stating that such financial statements fairly present the respective financial positions of Borrower and its Subsidiaries and the results of operations and changes in cash flow for the fiscal year then ended in conformity with GAAP. Borrower shall also furnish Lender with a comparison of the fiscal year's results against the budgets furnished to the Lender.

                  (b) Monthly Reports. As soon as available, but in any event not later than thirty (30) days after the end of each calendar month, the Borrower shall deliver to the Lender copies of the Consolidated balance sheets of Borrower and its Subsidiaries as at the end of such month and the related unaudited statements of income and retained earnings for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of the Borrower and prepared in accordance with GAAP applied on a basis consistent with the preceding years' statements (subject to normal year-end audit adjustments). For the last month of each fiscal quarter, Borrower shall also furnish Lender with a comparison of the fiscal quarter's results against the budgets furnished to the Lender.

                  (c) Budget Projections. Not later than February 28 of each fiscal year of Borrower, Borrower shall deliver to the Lender a copy of the income statement budget, the cash flow budget and the projected balance sheets of the Borrower and Subsidiaries for the succeeding fiscal year, prepared by quarter, on a Consolidated and consolidating basis, and detailing the assumptions upon which such projections have been made, such projections to be accompanied by a certificate of a Responsible Officer of Borrower to the effect that such projections have been prepared on the basis of sound financial planning practice and that such Responsible Officer has no reason to believe they are incorrect or misleading in any material respect.

                  (d) Reports to Management. Concurrently with its delivery of the foregoing information, the Borrower shall also deliver to Lender copies of reports to management and management letters prepared by the accountants to the Borrower, each certified as true and correct by a Responsible Officer.

                  (e) Compliance Certificates. Not later than forty-five (45) days after the end of each Computation Date, the Borrower shall furnish to the Lender the Compliance Certificate executed by a Responsible Officer of Borrower (i) setting forth in reasonable detail the calculations supporting and used to determine Borrower's compliance as of the date of such Computation Date, with the financial covenants contained in Article 6 hereof; (ii) setting forth in detail, with respect to the immediately preceding Computation Date, all Restricted Payments under Section 6.1 hereof, if any, and all transactions with Affiliates of the Borrower; (iii) describing in discussion form the variances which occurred between the budgeted results and actual results, with a statement of the reasons for such variances; and (iv) stating that such Responsible Officer has obtained no knowledge of any Default or Event of Default; except as specified in such Compliance Certificate.

         Section 5.2 Conduct of Business and Maintenance of Existence. Borrower shall continue to engage in business of the same general type as now conducted by them and preserve, renew and keep in full force and effect their corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of their business. Borrower shall comply with all Contractual Obligations and Requirements of Law, except to the extent the non-compliance therewith does not have a Material Adverse Effect.

         Section 5.3 Maintenance of Property; Insurance. Borrower shall keep all property useful and necessary in its business in good working order and condition; maintain all workers' compensation insurance required by law; maintain with financially sound and reputable insurance companies insurance on all of their real and personal property in amounts sufficient to insure 100% of the actual replacement costs thereof (subject to normal deductibles and/or self-insured retentions in amounts not in excess of the amounts in place as of the date of this Agreement) and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business, or, in case of an Event of Default, as the Lender may specify from time to time, with insurers and in amounts acceptable to the Lender; and furnish to the Lender, upon written request, full information as to the insurance carried. If Borrower fails to do so, the Lender may obtain such insurance and charge the cost thereof to the Borrower's account and add it to the Obligations. The Borrower agrees that, if any loss should occur, the proceeds of all such insurance policies may be applied to the payment of all or any part of the Obligations, as the Lender may direct. The Lender shall be named an additional named insured, lender loss payee and mortgagee on such insurance policies, as the case may be, to the extent that such policies insure the Collateral. In the event of any casualty for which the proceeds of insurance are less than Fifty Thousand and 00/100 Dollars ($50,000.00), however, the Borrower shall be entitled to retain such proceeds for the purpose of repairing or replacing the insured property provided that the Borrower promptly execute and deliver to the Lender such documents, instruments, financing statements or other agreements as may be necessary to perfect the security interest of the Lender in all such property. All policies shall provide for at least thirty (30) days' written notice of cancellation to the Lender.

         Section 5.4 Liability Insurance. Borrower shall, at all times, maintain in full force and effect such liability insurance with respect to their activities and other insurance as may be reasonably required by the Lender in the amount of Five Million and 00/100 Dollars ($5,000,000.00), such insurance to be provided by insurer(s) acceptable to the Lender, and if requested by the Lender, such insurance shall name the Lender as an additional insured.

         Section 5.5 Inspection of Property; Books and Records. Borrower shall maintain complete and accurate books of accounts and records in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to the Collateral and the operations of the Borrower; and grant to the Lender, or its representatives, full and complete access to the Collateral and all books of account, records, correspondence and other papers relating to the Collateral during normal business hours and Borrower grants to Lender the right to inspect, examine, verify and make abstracts from the copies of such books of account, records, correspondence and other papers, and to investigate during normal business hours such other records, activities and business of the Borrower as it may deem necessary or appropriate at the time.

         Section 5.6 Notices. Borrower shall promptly give notice to the Lender of:

               (a) the occurrence of any Default or Event of Default;

               (b) any (i) default or event of default under any Contractual Obligation relating to any Indebtedness of any Borrower, and any (ii) litigation, investigation or proceeding which may exist at any time between Borrower and any governmental authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

               (c) the commencement, existence or written threat of any action or proceeding by or before any governmental or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic, against or affecting Borrower, which action or proceeding, as the case may be, could reasonably be expected to have a Material Adverse Effect;

               (d) any change in the business, operations, property, condition (financial or otherwise) or prospects of Borrower which could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

         Section 5.7 Environmental Laws. Borrower shall comply with all Environmental Laws and obtain and comply with and maintain any and all licenses, approvals, registrations or permits required by any Environmental Law.

         Section 5.8 Inventory. With respect to the Inventory, Borrower shall:

                  (a) sell or dispose of the Inventory only to buyers in the ordinary course of business (which may include disposing of obsolete inventory in the ordinary course of business and in accordance with past practices of Borrower); and

                  (b) promptly notify the Lender of any change in location of any of the Inventory and, prior to any such change, execute and deliver to the Lender such UCC financing statements satisfactory to the Lender as the Lender may request.

         Section 5.9 Equipment. Borrower shall:

                  (a) keep and maintain the Equipment in good operating condition and repair excluding normal wear and tear and shall make all necessary replacements thereof so that the value, utility and operating efficiency thereof shall at all times be maintained and preserved in the same condition as on the Closing Date except to the extent items of Equipment become obsolete in the ordinary course of business, and not permit any such items to become a fixture to real estate or accession to other personal property; and

                  (b) immediately on demand thereof by Lender, deliver to Lender any and all evidence of ownership of any of the Equipment (including, without limitation, certificates of title and applications for the title).

         Section 5.10 Collateral. Borrower shall maintain the Collateral, as the same is constituted from time to time, free and clear of all Liens, except Permitted Liens, and defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein and pay all costs and expenses (including reasonable attorney's fees) incurred in connection with such defense.

         Section 5.11 Employee Benefit Plans. Borrower will and will cause each of its ERISA Affiliates to (a) comply in all material respects with all requirements imposed by ERISA and the Code applicable from time to time to any Employee Benefit Plans of Borrower or any ERISA Affiliates; (b) make full payment when due of all amounts which under the provisions of such Employee Benefit Plans or under applicable law, are required to be paid as contributions thereto; (c) file on a timely basis all reports, notices and other filings required by any governmental agency with respect to any such Employee Benefit Plans; (d) furnish to all participants, beneficiaries, and employees under any such Employee Benefit Plan, within the periods prescribed by law, all reports, notices and other information to which they are entitled under applicable law, and (e) take no action which would cause any such Employee Benefit Plan to fail to meet any qualification requirement imposed by the Code.

         Section 5.12 Further Documents. Borrower shall, at or prior to the Closing Date:

               (a) cause Lender's Lien to be noted on each document of ownership or title as to which evidence of Lender's Lien is necessary or, in Lender's or Lender's counsel's opinion, advisable to be shown in order to perfect Lender's Lien on the Collateral covered by such document; and

               (b) execute and deliver such financing statements, documents and instruments, and perform all other acts as the Lender deems necessary or desirable, to carry out and perform the intent and purpose of this Agreement, and pay, upon demand, all expenses (including reasonable attorney's fees) incurred by the Lender in connection therewith.

         Section 5.13 Attendance at Meetings of Board of Directors. For so long as the Loan remains outstanding, Borrower shall provide Lender with prior written notice of all meetings of its Board of Directors in the same manner and at the same time as Borrower notifies its Directors, and shall allow two (2) representatives of the Lender to attend a portion of all such meetings for the purpose of allowing Lender to discuss any relevant issues with the Board. The representatives of the Lender shall not be entitled to vote on any matter presented at said meetings. At the conclusion of Lender's discussion with the Board, which shall generally be the first agenda item of the meeting, the representatives will remove themselves from the meeting. Borrower shall promptly, upon request, reimburse the Lender for all reasonable out-of-pocket travel expenses relating to the attendance of its representatives at said meetings.

         Section 5.14 Life Insurance. Within thirty (30) calendar days from the date of the execution of this Agreement, the Borrower shall have obtained the Life Insurance and assigned the same to Lender as collateral security hereunder pursuant to an Assignment of Life Insurance acceptable to Lender. Thereafter, Borrower shall keep and maintain the Life Insurance in accordance with the terms hereof until all of the Obligations are satisfied and this Agreement is terminated.

         Section 5.15 Software Deposits. Within thirty (30) days of completion of each version of software developed by Borrower, Borrower shall deposit the source code, object code, executables, documentation and other related items with the escrow agent pursuant to the Software Escrow Agreement.

         Section 5.16 Trademarks, Copyrights and Other Intellectual Property. Promptly upon the filing by Borrower or any Subsidiary of any application for letters patent, or the registration of any trademarks, tradenames, copyrights, Borrower shall notify Lender in writing and furnish such documentation as Lender may request to perfect Lender's security interest in such property.

         Section 5.17 Other Information. Borrower shall furnish to the Lender such other financial and business information and reports in form and substance satisfactory to the Lender as and when the Lender may from time to time reasonably request.

                                    ARTICLE 6

                               NEGATIVE COVENANTS


         The Borrower covenants and agrees with the Lender and warrants that, as long as any of the Loans shall remain unpaid:

         Section 6.1 Limitations on Restricted Payments. Without the prior written consent of Lender, the Borrower shall not, at any time, enter into, participate in, or make any Restricted Payment.

         Section 6.2 Limitations on Indebtedness. The Borrower will not at any time create, incur or assume, or become or be liable (directly or indirectly) in respect of, any Indebtedness, other than:

               (a) The Obligations incurred pursuant to this Agreement; and

               (b) Accounts payable, accrued expenses and similar obligations and liabilities arising out of transactions (other than borrowings) in the ordinary course of business.

         Section 6.3 Limitations on Capital Expenditures. The Borrower shall not, without first obtaining the written consent of the Lender, make Capital Expenditures from the date hereof through January 31, 1999 in an amount greater than One Million and 00/100 Dollars ($1,000,000.00), or thereafter, in any fiscal year, in an aggregate amount greater than Three Million Five Hundred and 00/100 Dollars ($3,500,000.00).

         Section 6.4 Minimum Revenues. On each Computation Date set forth below, the Borrower shall not permit, for the six-month period ending on the Computation Date, its total revenues to be less than the minimum amount set forth below:

           ---------------------------------------------------------------------------------------------------------------

                                                                                              MINIMUM
                              COMPUTATION DATE                                                REVENUES
           ---------------------------------------------------------------------------------------------------------------
                              January 31, 1999                                              $15,000,000.00
           ---------------------------------------------------------------------------------------------------------------

                                July 31, 1999                                               $10,000,000.00
           ---------------------------------------------------------------------------------------------------------------

                              January 31, 2000                                              $12,000,000.00
           ---------------------------------------------------------------------------------------------------------------

                                July 31, 2000                                               $14,000,000.00
           ---------------------------------------------------------------------------------------------------------------

                        January 31, 2001 and each six
                           month period thereafter                                          $20,000,000.00
           ---------------------------------------------------------------------------------------------------------------


         Section 6.5 Net Worth. On each Computation Date set forth below, Borrower shall not permit its Net Worth to be less than the minimum amount set forth below:

           ---------------------------------------------------------------------------------------------------------------

                              COMPUTATION DATE                                          MINIMUM NET WORTH
           ---------------------------------------------------------------------------------------------------------------
                              January 31, 1999                                             $7,000,000.00
           ---------------------------------------------------------------------------------------------------------------

                                July 31, 1999                                              $7,000,000.00
           ---------------------------------------------------------------------------------------------------------------

                              January 31, 2000                                             $8,000,000.00
           ---------------------------------------------------------------------------------------------------------------

                                July 31, 2000                                             $10,000,000.00
           ---------------------------------------------------------------------------------------------------------------

                    January 31, 2001 and at the end of each
                          six month period thereafter                                     $15,000,000.00
           ---------------------------------------------------------------------------------------------------------------

         Section 6.6 Limitation on Guarantee Obligations. The Borrower shall not create, incur, assume or suffer to exist any Guarantee Obligation except for (i) product warranties; and (ii) return or replacement guaranties and similar assurances made by the Borrower with respect to products sold to customers in the ordinary course of business and in accordance with the past practices of Borrower.

         Section 6.7 Minimum Cash and Investments. The Borrower shall at all times maintain on its balance sheet total cash and investments (as described in Section 6.10(b)) of at least Two Million Four Hundred Thousand and 00/100 Dollars ($2,400,000.00).

         Section 6.8 Limitation on Fundamental Changes. Except as approved in writing by Lender, the Borrower shall not enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any material change in their business or their present method of conducting business.

         Section 6.9 Limitation on Sale, Lease or Licensing of Assets. The Borrower shall not convey, sell, lease, license, assign, transfer or otherwise dispose of any of their property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, except:

                  (a) obsolete or worn out property disposed of in the ordinary course of business;

                  (b) the sale, lease or license or other disposition of any property, including software products included in Inventory, in the ordinary course of business and for full consideration in cash or equivalent funds or on account for cash; and

                  (c) the sale or discount without recourse of Accounts arising in the ordinary course of business in connection with the compromise or collection thereof.

         Section 6.10 Limitation on Investments, Loans and Advances. The Borrower shall not make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except:

                  (a) extensions of trade credit and loans and advances extended to employees and subcontractors in the ordinary course of business; and

                  (b) investments in (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within twelve (12) months from the date of acquisition thereof; (ii) certificates of deposit or bankers' acceptances maturing within six (6) months from the date of acquisition issued by the Lender or any commercial bank organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least Two Hundred Fifty Million and 00/100 Dollars ($250,000,000.00); (iii) commercial paper of the Lender or of any other-Person which, at the time of issuance, have a rating of at least A-1 from Standard & Poor's Corporation or at least P-1 from Moody's Investors Service, Inc. and maturing not more than six (6) months from the date of acquisition thereof; (iv) obligations of the type described in (i), (ii) or (iii) above purchased pursuant to a repurchase agreement obligating the counterpart to repurchase such obligations not later than thirty (30) days after the purchase thereof, secured by a fully perfected security interest in any such obligation, and having a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of the issuing bank; (v) money market funds comprised solely of investments described in (i) through (iv) above; and (vi) The Huntington National Bank overnight repurchase agreement.

         Section 6.11 Limitation on Payments and Modifications of Debt Instruments. The Borrower shall not:

                  (a) make any optional payment or prepayment on any Indebtedness (other than Obligations under this Agreement); and

                  (b) amend, modify or change or consent or agree to any amendment, modification or change to any of the terms relating to the payment or prepayment of principal of or interest on, any such Indebtedness, without the consent of Lender (unless the amendment, modification or change would extend the maturity or reduce the amount of payments of principal thereof prior to the maturity of the Indebtedness created by this Agreement or would reduce the rate or extend the date for payment of interest thereon).

         Section 6.12 Limitation on Creation or Acquisition of Subsidiaries. Borrower will not create, make any capital contributions to or acquire any Subsidiary or transfer any assets to any Subsidiary other than LanVision, Inc. without the prior written consent of the Lender.

         Section 6.13 Ownership of Borrower. Except in the event of, and pursuant to the terms of, a public tender offer for all of the shares of the Capital Stock of the Company, for the six (6) month period beginning with the date hereof, J. Brian Patsy and Eric S. Lombardo ("Principal Stockholders") shall not be permitted to sell or otherwise transfer any of the shares of the Capital Stock of the Borrower owned by them on the date hereof. The Principal Stockholders may each sell or otherwise transfer, up to 5% of such stock held by them during the subsequent 12 months, up to 8%, cumulatively 13%, during the second subsequent 12 months, up to 8%, cumulatively 21%, during the third subsequent 12 months, and, thereafter, up to the percentage allowable under Rule 144 of the Securities Act (as defined in the Warrant Agreement). Notwithstanding the foregoing, the Principal Stockholder may transfer such stock to a spouse, child, and/or children ("Family Members"), provided such Family Members agree in writing with the Lender to be bound by the restrictions of this Section so that the transfers made by a Principal Stockholder and such Principal Stockholder's Family Members do not exceed, in the aggregate, the percentages stated for the periods stated.

         Section 6.14 Management. At all times after the date hereof, J. Brian Patsy shall serve as the President and Chief Executive Officer (or such other title having the same duties and responsibilities) of Borrower; provided, that the death or disability of J. Brian Patsy shall not constitute an Event of Default hereunder unless the Borrower shall fail, within one hundred twenty
(120) days thereof to secure a replacement therefor reasonably satisfactory to the Lender, and further provided that the Board of Directors may elect a replacement President or Chief Executive Officer that is acceptable to Lender.

         Section 6.15 Corporate Documents. Borrower shall not make any change, amendment or modification to its articles of incorporation or by-laws.

         Section 6.16 Dividends and Similar Transactions. Borrower shall not declare or pay any dividends or make any other payments on its capital stock; redeem, repurchase or retire any of its capital stock or make any distribution to its stockholders.

                                    ARTICLE 7

                              CONDITIONS PRECEDENT



         Section 7.1 Conditions Precedent to Initial Loan. The obligation of Lender to make the initial Loan to Borrower under this Agreement on the Closing Date is subject to the satisfaction of the following conditions precedent (in form, substance and action as is satisfactory to Lender, in its sole discretion):

                  (a) Certified Copies of Charter Documents. The Lender shall have received from Borrower a copy, certified by a duly authorized officer of Borrower to be true and complete on and as of the Closing Date, of each of the charter or other organizational documents and by-laws of Borrower and each Subsidiary of Borrower, as such are in effect on the Closing Date (together with all, if any, amendments thereto);

                  (b) Proof of Appropriate Action. The Lender shall have received from Borrower a copy, certified by a duly authorized officer of Borrower to be true and complete on and as of the Closing Date, of the records of all action taken by Borrower and each Subsidiary or Borrower to authorize the execution and delivery of this Agreement and any other agreements entered into on the Closing Date and to which it is a party or is to become a party as contemplated or required by this Agreement, and its performance of all of its agreements and obligations under each of such documents;

                  (c) Incumbency Certificates. The Lender shall have received from Borrower and each Subsidiary or Borrower an incumbency certificate, dated the Closing Date, signed by a duly authorized officer of Borrower and giving the name and bearing a specimen signature of each individual who shall be authorized (i) to sign, in the name and on behalf of Borrower this Agreement and each of the other Loan Documents to which such person is or is to become a party on the Closing Date, and (ii) to give notices and to take other action on behalf of Borrower under such documents;

                  (d) Subsidiary Guaranties and Security Agreements. The Lenders shall have received a duly executed Guaranty and a duly executed Security Agreement from each Subsidiary of Borrower and shall have perfected a first priority Lien and security interest in the collateral described in such Guaranty and Security Agreement, subject to Permitted Liens.

                  (e) Representations and Warranties. Each of the representations and warranties made by and on behalf of the Borrower to the Lender in this Agreement and in the other Loan Documents shall be true and correct when made, shall, for all purposes of this Agreement, be deemed to be repeated on and as of the Closing Date, and shall be true and correct in all material respects on and as of such date;

                  (f) Loan Documents, Etc. The Note and each of the other Loan Documents, shall have been duly and properly authorized, executed and delivered to the Lender by the respective party or parties thereto and shall be in full force and effect on and as of the Closing Date;

                  (g) Insurance. Lender shall have received evidence that Borrower's properties and assets are fully insured in such amounts, against such risks, and with such insurers as may be satisfactory to Lender, with loss payable to Lender, together with the policies (containing a standard mortgagee clause, if appropriate) or certificates evidencing such insurance;

                  (h) Performance, Etc. Borrower shall have duly and properly performed, complied with and observed its covenants, agreements and obligations contained in each of the Loan Documents. No event shall have occurred on or prior to the Closing Date, and no condition shall exist on the Closing Date, which constitutes a Default or an Event of Default;

                  (i) Legal Opinion. The Lender shall have received a written legal opinion of counsel to Borrower, addressed to the Lender, dated the Closing Date, in substantially the form attached hereto as Exhibit K and which shall be acceptable to the Lender;

                  (j) Consents. The Lender shall have received from the Borrower copies of all consents necessary for the completion of the transactions contemplated by this Agreement, the Note, each of the Loan Documents, and all instruments and documents incidental thereto;

                  (k) Financial Statements. The Lender shall have received from the Borrower the May 31, 1998 consolidated unaudited financial statements of Borrower and its Subsidiaries and Lender shall be satisfied with the results of operations reflected therein;

                  (l) Legality of Transactions. It shall not be unlawful (A) for the Lender to perform any of its agreements or obligations under any of the Loan Documents to which the Lender is a party on the date of such Loan, or (B) for the Borrower and its Subsidiaries to perform any of their respective agreements or obligations under any of the Loan Documents to which they are a party on such date; and

                  (m) Officer's Certificate Lender shall have received from Borrower a certificate dated as of the Closing Date, signed by a duly authorized officer and certifying that all of the representations and warranties made by and on behalf of Borrower to Lender in this Agreement and in the other Loan Documents were true and correct when made, and remain true and correct on and as of the Closing Date.


                                    ARTICLE 8

                                EVENTS OF DEFAULT

         Section 8.1 Payments. Failure by the Borrower to pay any Obligation within three (3) Business Days of when due and payable or declared due and payable, as the case may be.

         Section 8.2 Representations and Warranties. Any representation or warranty made by the Borrower, or Subsidiary of Borrower, or any officer of the Borrower, or any Subsidiary of Borrower, in this Agreement or in any Loan Document, including any certificate, document or financial or other statement furnished by Borrower at any time in connection herewith or therewith shall prove to have been untrue in any material respect on the date when made or becomes untrue or misleading and such representation or warranty shall remain untrue or misleading after ten (10) Business Days written notice thereof shall have been given to the Borrower by the Lender.

         Section 8.3 Covenants. Default by the Borrower or any Subsidiary in the observance or performance of any other covenant or agreement contained herein or in any Loan Document and continuance of such default unremedied for a period of ten (10) days after (i) written notice thereof, specifying such default shall have been given to the Borrower by the Lender, or (ii) the Lender is notified of such failure or should have been so notified pursuant to Section 5.6(a) hereof, whichever is earlier.

         Section 8.4 Effectiveness of Loan Documents. Any Loan Document shall cease to be legal, valid, binding or enforceable in accordance with the terms thereof, or any of the Liens intended to be created by any Loan Document ceases to be or are not valid and perfected liens having the priority contemplated thereby.

         Section 8.5 Cross-Default to Other Indebtedness. Borrower shall default in any payment of principal of or interest on any of its Indebtedness (other than any such default in respect of the Note) or in the payment of any Guarantee Obligation relating to Indebtedness, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created or default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice or the passage of time or both, if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable, except in any case where (i) the amount if any such other Indebtedness or Guaranty Obligation is less than Fifty Thousand and 00/100 Dollars ($50,000.00) in amount, (ii) the amount of any such other Indebtedness or Guaranty Obligation is being diligently contested in good faith and does not exceed One Hundred Thousand and 00/100 Dollars ($100,000.00) in amount or (iii) delays by Borrower in the payment of accounts payable by not more than sixty (60) days past their due date.

         Section 8.6 Commencement of Bankruptcy or Reorganization Proceeding.

                  (a) Borrower shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets; or

                  (b) There shall be commenced against Borrower any such case, proceeding or other action which results in the entry of an order for relief or any such adjudication or appointment or remains undismissed, undischarged or unbonded for a period of sixty (60) days; or

                  (c) There shall be commenced against Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or

                  (d) Borrower shall suspend the operation of its business or take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth above in this Section 8.6; or

                  (e) Borrower shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

         Section 8.7 Material Judgments. One or more judgments or decrees shall be entered against Borrower or any Subsidiary involving in the aggregate a liability (not covered by insurance) of Two Hundred Thousand and 00/100 Dollars ($200,000.00) or more and all such judgments or decrees shall not have been vacated, satisfied, discharged or bonded pending appeal within sixty (60) days from the entry thereof.

         Section 8.8 Remedies. Upon the occurrence of an Event of Default described in this Article 8, the Lender, at its option, may:

                  (a) declare the Obligations of the Borrower immediately due and payable, without presentment, notice, protest or demand of any kind for the payment of all or any part of the Obligations (all of which are expressly waived by the Borrower) and exercise all of its rights and remedies against the Borrower and any Subsidiary and any Collateral provided herein or in any other agreement among the Borrower and the Lender or any other party; and

                  (b) exercise all rights granted to a secured party under the Uniform Commercial Code or otherwise.

Upon the occurrence of an Event of Default, or in the event of non-payment of any of the Loans when due, the Lender may take possession of the Collateral, or any part thereof, and the Borrower hereby grants the Lender authority to enter upon any premises on which the Collateral may be situated, and remove the Collateral from such premises or use such premises, together with the materials, supplies, books and records of the Borrower, to maintain possession and/or the condition of the Collateral and to prepare the Collateral for sale. The Borrower shall, upon demand by the Lender, assemble the Collateral and make it available at a place designated by the Lender which is reasonably convenient to all parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender will give the Borrower reasonable notice of the time and place of any public sale thereof or of the time after which any private sales or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of the Borrower set forth in Section 10.3 hereof at least ten (10) days prior to the time of such sale or disposition.

         Section 8.9 Set-off. The Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived to the extent permitted by applicable law, to set-off and apply against any of the Obligations, whether matured or unmatured, any amount owing from the Lender to the Borrower at, or at any time after, the happening of any Event of Default, and such right of set-off may be exercised by the Lender against the Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, custodian or execution, judgment or attachment creditor of the Borrower, or against anyone else claiming through or against the Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by the Lender prior to the making, filing or issuance, or service upon the Lender of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. The Lender agrees promptly to notify the Borrower after any such set-off and application made by the Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

         Section 8.10 Rights Cumulative; Waiver. The rights, options and remedies of the Lender shall be cumulative and no failure or delay by the Lender in exercising any right, option or remedy shall be deemed a waiver thereof or of any other right, option or remedy, or waiver of any Event of Default hereunder, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The Lender shall not be deemed to have waived any of the Lender's rights hereunder or under any other agreement, instrument or paper signed by the Borrower unless such waiver shall be in writing and signed by the Lender.

                                    ARTICLE 9

                COLLECTION OF COLLATERAL AND NOTICE OF ASSIGNMENT


         Section 9.1 Notification of Debtors; Grant of Powers. The Lender shall have the right at any time after the occurrence and during the continuance of an Event of Default to notify Account Debtors of its security interest in the Accounts and to require payments to be made directly to the Lender at such address or in such manner as the Lender may deem appropriate. Upon request of the Lender at any time after the occurrence of an Event of Default, the Borrower will so notify the Account Debtors and will indicate on all billings to the Account Debtors that the Accounts are payable to the Lender. To facilitate direct collection, the Borrower hereby appoints the Lender and any officer or employee of the Lender as the Lender may from time to time designate, as attorney-in-fact for the Borrower to (a) receive, open and dispose of all mail addressed to the Borrower and take therefrom any payments on or proceeds of Accounts, (b) take over the Borrower's post office boxes or make other arrangements, in which the Borrower shall cooperate, to receive the Borrower' mail, including notifying the post office authorities to change the address for delivery of mail addressed to the Borrower to such address as the Lender shall designate, (c) endorse the name of the Borrower in favor of the Lender upon any and all checks, drafts, money orders, notes, acceptances or other evidences or payment or Collateral that may come into the Lender's possession, (d) sign and endorse the name of the Borrower on any invoice or bill of lading relating to any of the Accounts, on verifications of Accounts sent to any Account Debtor, to drafts against Account Debtors, to assignments of Accounts and to notices to Debtors, and (e) do all acts and things necessary to carry out this Agreement, including signing the name of the Borrower on any instruments required by law in connection with the transactions contemplated hereby and on Financing Statements as permitted by the Uniform Commercial Code. The Borrower hereby ratifies and approves all acts of such attorneys-in-fact, and neither the Lender nor any other such attorney-in-fact shall be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law, excluding acts of the Lender or such attorney-in-fact that are willful, malicious or grossly negligent. This power, being coupled with an interest, is irrevocable so long as any of the Obligations remain unsatisfied.

         Section 9.2 Disclaimer of Liability. The Lender shall not, under any circumstances, be liable for any error or omission or delay of any kind occurring in the settlement, collection or payment of any Accounts or any instruments received in payment thereof or for any damage resulting therefrom, unless caused by the Lender's willful and malicious acts. The Lender may, without notice to or consent from the Borrower, sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise upon any terms, any of the Accounts or any securities, instruments or insurance applicable thereto and/or release the obligor thereon. The Lender is authorized to accept the return of the goods represented by any of the Accounts, without notice to or consent by the Borrower, or without discharging or in any way affecting the Obligations hereunder. The Lender shall not be liable for or prejudiced by any loss, depreciation or other damage to Accounts or other Collateral unless caused by the Lender's willful, malicious or gross negligence act, and the Lender shall have no duty to take any action to preserve or collect any Account or other Collateral.

                                   ARTICLE 10

                                  MISCELLANEOUS


         Section 10.1 Amendments and Waivers. The Borrower and the Lender may amend this Agreement, the Note, or the other Loan Documents to which they are parties, and the Lender may waive future compliance by the Borrower with any provision of this Agreement, the Note, or such other Loan Documents, but no such amendment or waiver shall be effective unless in a written instrument executed by an authorized officer of the Lender and Borrower.

         Section 10.2 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         Section 10.3 Notices. All notices, consents, requests and demands to or upon the respective parties hereto shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, postage prepaid, or, in the case of facsimile, telex or telegraphic notice, when sent, addressed as follows:

         If to the Lender:          The HillStreet Fund, L.P.
                                    300 Main Street
                                    Cincinnati, Ohio 45202
                                    Telephone:  (513) 412-3682
                                    Facsimile:  (513) 412-3680
                                    Attention:  Christian L. Meininger

         With a copy to:            Keating, Muething & Klekamp
                                    1800 Provident Tower
                                    Cincinnati, Ohio  45202
                                    Telephone:  (513) 579-6595
                                    Facsimile:  (513) 579-6457
                                    Attention:  Timothy B. Matthews, Esq.

         If to the Borrower:        LanVision Systems, Inc.
                                    One Financial Way, Suite 400
                                    Cincinnati, Ohio 45242
                                    Telephone:  (513) 794-7100
                                    Facsimile:  (513) 794-7272
                                    Attention:  Thomas E. Perazzo

         With a copy to:            LanVision Systems, Inc.
                                    One Financial Way, Suite 400
                                    Cincinnati, Ohio  45242
                                    Telephone:  (513) 794-7115
                                    Facsimile:  (513) 794-7272
                                    Attention:  Alan J. Hartman, Esq.

         Notices of changes of address shall be given in the same manner.

         Section 10.4 Power of Attorney. Borrower acknowledges and agrees that its appointment of Lender as its attorney and agent-in-fact for the purposes specified in this Agreement is an appointment coupled with an interest and shall be irrevocable until all of the Obligations are satisfied and this Agreement is terminated.

         Section 10.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender.

         Section 10.6 Post-Closing Expenses and Collection. All reasonable costs and expenses incurred by the Lender after the closing of the transactions contemplated by this Agreement (except to the extent of legal fees which directly relate to the closing of the Loan), in the administration of the Loans, and to obtain, enforce or preserve the security interests granted by this Agreement and to collect the Obligations, including, without limitation, stationery and postage, telephone and telegraph, secretarial and clerical expenses, the fees or salaries of any collection agents utilized, all costs to maintain and preserve the Collateral and all attorneys' fees and legal expenses incurred in obtaining or enforcing payment of any of the Obligations or foreclosing the Lender's security interest in any of the Collateral, whether through judicial proceedings or otherwise, or in enforcing or protecting its rights and interests under this Agreement or under any other instrument or document delivered pursuant hereto, or in protecting the rights of any holder or holders with respect thereto, or in defending or prosecuting any actions or proceedings arising out of or relating to the Lender's transactions with the Borrower, shall be paid by the Borrower to the Lender, upon demand, or, at the Lender's election, charged to the Borrower's account and added to the Obligations, and the Lender may take judgment against the Borrower for all such costs, expense and fees in addition to all other amounts due from the Borrower hereunder.

         Section 10.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         Section 10.8 Governing Law; Jurisdiction and Venue. THE LENDER ACCEPTS THIS AGREEMENT AT CINCINNATI, OHIO BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN BORROWER, LENDER, OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE SUBSTANTIVE INTERNAL LAWS AND STATUTES OF LIMITATION (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF OHIO.

         The Lender and Borrower hereby designate all courts of record sitting in Cincinnati, Ohio, both state and federal, as forums where any action, suit or proceeding in respect of or arising out of this Agreement, the Note, Loan Documents, or the transactions contemplated by this Agreement shall be prosecuted as to all parties, their successors and assigns, and by the foregoing designations the Lender and Borrower consents to the jurisdiction and venue of such courts. BORROWER WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN THE STATE OF OHIO FOR THE PURPOSES OF LITIGATION TO ENFORCE SUCH OBLIGATIONS OF BORROWER.

         Section 10.9 Waiver of Jury Trial. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE LENDER TO EXTEND CREDIT TO BORROWER, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, BORROWER HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO THIS AGREEMENT OR ARISING IN ANY WAY FROM THE OBLIGATIONS.

         Section 10.10 Other Waivers. The Borrower waives notice of nonpayment, demand, notice of demand, presentment, protest and notice of protest with respect to the Obligations, or notice of acceptance hereof, notice of Loans made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

      [Remainder of page intentionally left blank. Signature page follows.]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement by their duly authorized officers as of the date first above written.

                                      BORROWER:

                                      LANVISION SYSTEMS, INC.



                                      By: /s/ J. BRIAN PATSY
                                          --------------------------------------
                                      Name: J. Brian Patsy
                                      Title: Chief Executive Officer & President


                                      LENDER:

                                      THE HILLSTREET FUND, L.P.

                                      By:  HillStreet Capital, Inc.
                                      Its: Investment Manager


                                      By: /s/ CHRISTIAN L. MEININGER
                                          --------------------------------------
                                      Name: Christian L. Meininger
                                      Title: President

                                    EXHIBITS



Exhibit A         Form of Collateral Assignment of Copyrights
Exhibit B         Form of Collateral Assignment of Trademarks and Tradenames
Exhibit C         Form of Compliance Certificate
Exhibit D         Form of Pledge Agreement
Exhibit E         Form of Software Escrow Agreement
Exhibit F         Form of Warrant
Exhibit G         Form of Warrant Agreement
Exhibit H         Form of Term Loan Promissory Note
Exhibit I         Form of Subsidiary Guaranty
Exhibit J         Form of Subsidiary Security Agreement
Exhibit K         Form of Borrower's Counsel Opinion Letter

                       COLLATERAL ASSIGNMENT OF COPYRIGHTS


         WHEREAS, LANVISION, INC., an Ohio corporation, (hereinafter together with its successors in title and assigns called "Assignor"), owns the copyrights listed on Schedule 1 attached hereto and made a part hereof ("Copyrights"); and

         WHEREAS, LanVision Systems, Inc., a Delaware corporation, ("Borrower"), and THE HILLSTREET FUND, L.P., a Delaware limited partnership, ("Assignee" or "Lender") are parties to a certain Loan and Security Agreement dated of even date herewith (as the same may be amended, modified, supplemented or restated, and in effect from time to time, the "Loan Agreement"), providing for the extension of credit to be made to Borrowers by the Lender; and

         WHEREAS, Assignor and Lender are parties to a Subsidiary Guaranty Agreement dated of even date herewith (as the same may be amended, modified, supplemented or restated, the "Guaranty" and collectively with the Loan Agreement, the "Security Documents") wherein Assignor has pledged certain collateral as additional security for the Obligations, as defined in the Loan Agreement; and

         WHEREAS, pursuant to the terms of the Security Documents, Assignor has granted to Assignee a security interest in substantially all the assets of Assignor including all right, title and interest of Assignor in, to and under all now owned or hereafter acquired copyrights and the applications or registrations thereof, to secure the payments of all amounts owing by Borrower under the Loan Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby grant, transfer, assign and convey a security interest to Assignee in all rights, titles and interests in and to the said copyrights, together with the goodwill of the business symbolized by the copyrights, and in the registrations or applications for registration thereof.

         Assignor further covenants and warrants to Assignee:

                  (a) that Assignor is the sole and exclusive owner of the copyrights and all rights comprised in the copyrights and has the full authority to make this assignment;

                  (b) that the copyrights have not heretofore been pledged, hypothecated or otherwise encumbered, except such encumbrances as have been released on or before the date hereof, and are in all aspects free and clear of any encumbrances;

                  (c) to the knowledge of Assignor, that the validity of the copyrights has never been questioned;

                  (d) that Assignor has not entered into any contract or made any commitment that will or may impair Assignee's rights hereunder; and

                  (e) that the copyrights and all rights comprised in the copyrights shall not be licensed or assigned in any manner without the prior written consent of Assignee.

         This security interest is granted in conjunction with the security interests granted to Assignee pursuant to the Security Documents. Assignor hereby acknowledges and affirms that the rights and remedies of Assignee with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Documents, the terms and provisions of which are incorporated herein by reference as though fully set forth herein.

      [Remainder of page intentionally left blank. Signature page follows.]

         THIS COLLATERAL ASSIGNMENT OF COPYRIGHTS SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF OHIO AND SHALL BE INTERPRETED AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH APPLICABLE FEDERAL LAW AND THE INTERNAL LAWS OF THE STATE OF OHIO, APPLICABLE TO AGREEMENTS EXECUTED, DELIVERED AND PERFORMED THEREIN.

         IN WITNESS WHEREOF, Assignor has executed this Assignment of Copyrights as of this ____ day of July, 1998.

                                       LANVISION, INC.



                                       By:
                                          --------------------------------------
                                       Name:  J. Brian Patsy
                                       Title: Chief Executive Officer and
                                              President

STATE OF OHIO     )
                  )  SS:
COUNTY OF HAMILTON)

         On this ___ day of July, 1998, before me personally appeared J. Brian Patsy, the Chief Executive Officer and President of LanVision, Inc., who signed this instrument and acknowledged that he signed it as a free act on behalf of the corporation.


                                       -----------------------------------------
                                       Notary Public

                                   SCHEDULE 1

                         FEDERAL COPYRIGHT REGISTRATIONS


                                 LANVISION, INC.


                        REGISTRATION                                 DATE
NAME                       NUMBER                                 REGISTERED
----                       ------                                 ----------

ChartVision               487 286                             September 12, 1991

               COLLATERAL ASSIGNMENT OF TRADEMARKS AND TRADENAMES


         WHEREAS, LANVISION, INC., an Ohio corporation, a corporation, with its chief executive office at One Financial Way, Suite 400, Cincinnati, Ohio 45242, ("Assignor"), has acquired, adopted and used, and is using, the trademarks and tradenames listed on Schedule 1 attached hereto and made a part hereof; and

         WHEREAS, LanVision Systems, Inc., a Delaware corporation, ("Borrower") and THE HILLSTREET FUND, L.P., a Delaware limited partnership,("Assignee" or "Lender") are parties to a certain Loan and Security Agreement dated of even date herewith (as the same may be amended, modified, supplemented or restated, and in effect from time to time, the "Loan Agreement"), providing for the extension of credit to be made to Borrowers by the Lender; and

         WHEREAS, Assignor and Lender are parties to a Subsidiary Guaranty Agreement dated of even date herewith (as the same may be amended, modified, supplemented or restated, the "Guaranty" and collectively with the Loan Agreement, the "Security Documents") wherein Assignor has pledged certain collateral as additional security for the Obligations, as defined in the Loan Agreement.

         WHEREAS, pursuant to the terms of the Security Documents, Assignor has granted to Assignee a security interest in substantially all the assets of Assignor including all right, title and interest of Assignor in, to and under all now owned or hereafter acquired, in said trademarks and tradenames and the applications or registrations thereof, to secure the payments of all amounts owing by Borrower under the Loan Agreement; and

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor, does hereby grant, transfer, assign and convey a security interest to Assignee in all rights, titles and interests in and to the said trademarks and tradenames, together with the goodwill of the business symbolized by the trademarks and tradenames, and in the registrations or applications for registration thereof.

         Assignor further covenants and warrants to Assignee:

                  (a) that Assignor is the sole and exclusive owner of the trademarks and tradenames and all rights comprised in the trademarks and tradenames and has the full authority to make this assignment;

                  (b) that the trademarks and tradenames have not heretofore been pledged, hypothecated or otherwise encumbered, except such encumbrances as have been released on or before the date hereof, and are in all aspects free and clear of any encumbrances;

                  (c) that the validity of the trademarks and tradenames has never been questioned;

                  (d) that Assignor has not entered into any contract or made any commitment that will or may impair Assignee's rights hereunder; and

                  (e) that the trademarks and tradenames and all rights comprised in the trademarks and tradenames shall not be licensed or assigned in any manner without the prior written consent of Assignee.

         This security interest is granted in conjunction with the security interests granted to Assignee pursuant to the Security Documents. Assignor hereby acknowledges and affirms that the rights and remedies of Assignee with respect to the security interest in the trademarks and tradenames made and granted hereby are more fully set forth in the Security Documents, the terms and provisions of which are incorporated herein by reference as though fully set forth herein.

      [Remainder of page intentionally left blank. Signature page follows.]

         THIS COLLATERAL ASSIGNMENT OF TRADEMARKS SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF OHIO AND SHALL BE INTERPRETED AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH APPLICABLE FEDERAL LAW AND THE INTERNAL LAWS OF THE STATE OF OHIO, APPLICABLE TO AGREEMENTS EXECUTED, DELIVERED AND PERFORMED THEREIN.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment
of trademarks and tradenames as of this       day of July, 1998.

                                            LANVISION, INC.




                                            By:
                                               ---------------------------------
                                            Name:   J. Brian Patsy
                                            Title:  Chief Executive Officer and
                                                    President

STATE OF    )
            )  SS:
COUNTY OF   )

         On this ___ day of July, 1998, before me personally appeared J. Brian Patsy, the Chief Executive Officer and President of LanVision, Inc., who signed this instrument and acknowledged that he signed it as a free act on behalf of the corporation.


                                            ------------------------------------
                                            Notary Public

                                   SCHEDULE 1


                         FEDERAL TRADEMARK REGISTRATIONS


                                  REGISTRATION                         DATE
NAME                                 NUMBER                         REGISTERED
----                                 ------                         ----------

ChartVision                         1,683,663                     April 21, 1992

VisionFlow                          1,899,716                     June 13, 1995



                         OTHER TRADEMARKS AND TRADENAMES





                                    LanVision

                             COMPLIANCE CERTIFICATE


         1. The undersigned hereby certifies that he is an officer of the corporation set forth above his signature, holding the title set forth below his signature.

         2. Pursuant to Section 5.1(e) of the Loan and Security Agreement dated as of July 17, 1998 between LANVISION SYSTEMS, INC., a Delaware corporation, ("Borrower") and THE HILLSTREET FUND, L.P., a Delaware limited partnership, the undersigned hereby certifies that he or she has reviewed the provisions of the Loan Agreement and the other Loan Documents, that the Borrower is as of the date hereof in compliance with all of the covenants and restrictions set forth in the Loan Agreement, and that the undersigned, to the best of his or her knowledge and belief, is not aware of any condition which exists on the date hereof which constitutes a Default or Event of Default under the Loan Agreement, except the following:

         Nature of Default __________________________________

         Period of Default __________________________________

         Action by Borrower ________________________________

         3. All capitalized terms used herein shall have the meanings assigned to them in the Loan Agreement unless the context hereof requires otherwise.

         4. Limitation on Liens. Pursuant to Section 5.10 of the Loan Agreement, Borrower shall maintain the Collateral, free and clear of all Liens, except Permitted Liens.

            As of the Computation Date, Borrower has not engaged in any of the foregoing, except:



         5. Negative and Financial Covenants. In particular, the undersigned certifies that as of the relevant Computation Date as set forth in the Loan Agreement ("Computation Date"), Borrower is in compliance with the covenants set forth in Article 6 of the Loan Agreement, and compliance with these covenants is evidenced by the following:

            a. Restricted Payments. Pursuant to Section 6.1 of the Loan Agreement, Borrower may not at any time, enter into, participate it, or make any Restricted Payments.

               As of the Computation Date, Borrower has not engaged in any of the foregoing except:

                  b. Limitation on Indebtedness. Pursuant to Section 6.2 of the Loan Agreement, Borrower shall not at any time create, incur or assume, or become liable (directly or indirectly) in respect of, any Indebtedness, except as provided in such Section.

                  As of the Computation Date, Borrower has not engaged in any of the foregoing, except:



                  c. Limitation on Capital Expenditures. Pursuant to Section 6.3 of the Loan Agreement, Borrower shall not make Capital Expenditures in excess of the amounts provided in such Section.

                     As of the Computation Date, for the required period, Borrower has made Capital Expenditures in the aggregate amount of $__________________________ which is less than the amounts provided for in Section 6.3 of the Loan Agreement.

                  d. Minimum Revenues. Pursuant to Section 6.4 of the Loan Agreement and on each Computation Date set forth below, Borrower shall not permit, for the six-month period ending on such Computation Date, its total revenues to be less than the amount set forth below opposite such Computation Date.

           ---------------------------------------------------------------------------------------------------------------

                                                                                               MINIMUM
                              COMPUTATION DATE                                                 REVENUES
           ---------------------------------------------------------------------------------------------------------------
                              January 31, 1999                                              $15,000,000.00
           ---------------------------------------------------------------------------------------------------------------

                                July 31, 1999                                               $10,000,000.00
           ---------------------------------------------------------------------------------------------------------------

                              January 31, 2000                                              $12,000,000.00
           ---------------------------------------------------------------------------------------------------------------

                                July 31, 2000                                               $18,000,000.00
           ---------------------------------------------------------------------------------------------------------------

                        January 31, 2001 and each six
                           month period thereafter                                          $24,000,000.00
           ---------------------------------------------------------------------------------------------------------------

                           As of the Computation Date, total revenue for Borrower was $__________, which is greater than the amount required for such period.

                  e. Net Worth. Pursuant to Section 6.5 of the Loan Agreement and as of each Computation Date set forth below, Borrower shall maintain a Net Worth equal to an amount not less than the amount set forth below opposite such Computation Date.

           ---------------------------------------------------------------------------------------------------------------

                              COMPUTATION DATE                                           MINIMUM NET WORTH
           ---------------------------------------------------------------------------------------------------------------
                              January 31, 1999                                             $7,000,000.00
           ---------------------------------------------------------------------------------------------------------------

                                July 31, 1999                                              $7,000,000.00
           ---------------------------------------------------------------------------------------------------------------

                              January 31, 2000                                             $8,000,000.00
           ---------------------------------------------------------------------------------------------------------------

                                July 31, 2000                                             $10,000,000.00
           ---------------------------------------------------------------------------------------------------------------

                      January 31, 2001 and at the end of each
                             six month period thereafter                                  $15,000,000.00
           ---------------------------------------------------------------------------------------------------------------

                           As of the Computation Date, Net Worth of Borrower was $____________ which is greater than the amount required for such period.

                  f. Guarantee Obligations. Pursuant to Section 6.6 of the Loan Agreement, Borrower may not create, incur, assume or suffer to exist any Guarantee obligation except as provided in such section.

                           As of the Computation Date, Borrower has not engaged in any of the foregoing except:




                  g. Minimum Cash and Investments. Pursuant to Section 6.7 of the Loan Agreement, Borrower shall at all times maintain on its balance sheet total cash and investments (as described in Section 6.10(b) of the Loan Agreement) of at least Two Million Four Hundred Thousand and 00/100 Dollars ($2,400,000.00).

                           As of the Computation Date, the total cash and investments on Borrower's balance sheet was $____________ which is greater than the amount required for such period.


DATED:                                       LANVISION SYSTEMS, INC.



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT ("Pledge Agreement") dated as of July 17, 1998 between LANVISION SYSTEMS, INC., a Delaware corporation, (hereinafter, together with its successors in title and assigns called "Pledgor") and THE HILLSTREET FUND, L.P., a Delaware limited partnership, ("Secured Party").

         This Pledge Agreement has been executed and delivered by Pledgor to Secured Party pursuant to the terms of the Loan Agreement, as hereinafter defined. Pledgor owns one hundred percent (100%) of the issued and outstanding shares of capital stock of each of its Subsidiaries. To induce the Lender to enter into the Loan Agreement and to induce the Lenders to make the Loans thereunder, Pledgor has agreed to grant to Secured Party a security interest in the Pledged Stock. All capitalized terms set forth above are hereinafter defined.

         NOW, THEREFORE, in consideration of the Lenders extending the Loans to Borrower, the parties hereby agree as follows:

         1. Defined Terms. As used in this Pledge Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the term defined):

             "Borrower" means LanVision Systems, Inc., a Delaware corporation.

             "Certificates" mean any and all certificates or other documents or instruments now or hereafter received or receivable by Pledgor and representing Pledgor's interest in the Pledged Stock.

             "Lender" means The HillStreet Fund, L.P., a Delaware limited partnership.

             "Loan Agreement " means that certain Loan Agreement dated as of July 17, 1998, by and among Borrower and Secured Party, as the same may be amended, modified or supplemented from time to time.

             "Loans" mean the loan facilities represented and evidenced by the Loan Agreement.

             "Pledged Stock" means the shares of the common stock owned beneficially and of record by Pledgor as set forth on attached Schedule 1, as the same may be amended, supplemented or restated from time to time, together with all substitutions therefor, proceeds thereof and therefrom and all cash dividends in respect thereof as well as all stock and other securities or property which are issued pursuant to conversion, exercise of rights, stock split, recapitalization, stock dividend or other corporate act which are referable to the Pledged Stock (such stock or other securities are hereinafter referred to as the "Additional Pledged Securities") and all distributions, whether cash or otherwise, in the nature of a partial or complete liquidation, dissolution or winding up which are referable to the Pledged Stock (such distributions are hereinafter referred to as "Liquidating Distributions").

         "Subsidiary" or "Subsidiaries" has the meaning set forth in the Loan Agreement and for purposes of this Pledge Agreement shall include, but not be limited to, LanVision, Inc., an Ohio corporation.

         All other capitalized terms used herein have the meanings assigned to them in the Loan Agreement unless the context hereof otherwise requires.

2. Pledge and Grant of Security Interests. Pledgor hereby pledges, assigns, hypothecates and transfers to Secured Party, its successors and assigns, all Pledged Stock and hereby grants to and creates in favor of Secured Party first priority liens and security interests in the Pledged Stock, as collateral security for (i) the due and punctual payment when due (whether at maturity by acceleration or otherwise) in full of all amounts due under the Loans; (ii) the due and punctual performance and observance by Pledgor of its agreements, obligations, liabilities and duties under this Pledge Agreement, the Loan Agreement and all other documents executed in connection with the Loans (the "Loan Documents"); and (iii) all costs incurred by Secured Party to obtain, perfect, preserve and enforce the liens and security interests granted by this Pledge Agreement, to collect the Obligations Secured Hereby (as hereinafter defined) and to maintain and preserve the Pledged Stock, with such costs including but not limited to expenditures made by Secured Party for reasonable attorneys' fees and other legal expenses and expenses of collection, possession and sale of the Pledged Stock, together with interest on all such costs at the Default Interest Rate (as defined in the Loan Documents) (the foregoing subsections (i), (ii) and (iii) are collectively referred to herein as the "Obligations Secured Hereby").

         3. Delivery of Pledged Stock. On the date of the execution of this Pledge Agreement, Pledgor shall place the Pledged Stock in pledge by delivering the Certificates to and depositing them with Secured Party or its designated agent. Pledgor shall also deliver to Secured Party concurrently therewith undated assignments separate from the Certificates duly executed in blank for each Certificate representing shares of the Pledged Stock and all other applicable and appropriate documents and assignments in form suitable to enable Secured Party to effect the transfer of all or any portion of the Pledged Stock to the extent hereinafter provided.

         4. Delivery of Additional Pledged Securities and Liquidating Distributions; Proceeds, Cash Dividends and Voting.

                  a. Except to the extent provided in the Loan Agreement, if Pledgor shall hereafter become entitled to receive or shall receive any cash dividends, cash proceeds, any Additional Pledged Securities, any Liquidating Distributions, or any other cash or non-cash payments on account of the Pledged Stock, Pledgor agrees to accept the same as Secured Party's agent and to hold the same in trust on behalf of and for the benefit of Secured Party and agrees to promptly deliver the same or any certificates therefor forthwith to Secured Party in the exact form received, with the endorsement of Pledgor, when necessary, or appropriate undated assignments separate from the Certificates, duly executed in blank, to be held by Secured Party subject to the terms hereof.

                  b. Notwithstanding anything contained in this Pledge Agreement to the contrary, Pledgor shall be entitled to exercise voting rights with respect to the Pledged Stock, so long as there has not occurred any Default or Event of Default under the terms of the Loan Agreement or any other Loan Documents.

         5. Representations and Warranties of Pledgor. To induce Secured Party to enter into this Pledge Agreement and to induce the Lenders to enter into the Loan Agreement, Pledgor makes the following representations and warranties to Secured Party:

                  a. Pledgor is the legal, record and beneficial owner of, and has good and marketable title to, the Pledged Stock.

                  b. Pledgor holds the Pledged Stock free and clear of all liens, charges, encumbrances, security interests and restrictions of every kind and nature whatsoever except only the liens and security interests created by this Pledge Agreement.

                  c. Each security which is part of the Pledged Stock has been duly and validly issued and is fully paid and nonassessable. The Pledged Stock constitutes one hundred percent (100%) of the issued and outstanding common stock of each of the respective corporations and there are no outstanding subscriptions, options, warrants, calls, commitments or agreements to issue any additional shares of stock of such companies or to purchase, redeem or retire any outstanding shares of such Pledged Stock, nor are there outstanding any securities or obligations which are convertible into or exchangeable for any shares of capital stock of such companies.

                  d. This Pledge Agreement has been duly executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor enforceable against it in accordance with its terms.

                  e. No consent or approval of any governmental body, regulatory authority or securities exchange is required to be obtained by Pledgor in connection with the execution, delivery and performance of this Pledge Agreement.

                  f. The execution, delivery and performance of this Pledge Agreement will not violate any provision of any applicable law or regulation or of any writ or decree of any court or governmental instrumentality or of any indenture, contract, agreement or other undertaking to which Pledgor is a party or which purports to be binding upon Pledgor or upon any of its assets and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Pledgor except as contemplated by this Pledge Agreement.

                  g. The pledge, assignment and delivery of the Pledged Stock pursuant to this Pledge Agreement creates valid first liens and first security interests in the Pledged Stock which are perfected and senior to any pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of Pledgor which would include the Pledged Stock.

         6. Pledgor's Covenants.

                  a. Pledgor covenants and agrees that it will defend Secured Party's lien and security interest in and to the Pledged Stock against the claims and demands of all persons whosoever.

                  b. Subject to the terms and conditions of the Loan Agreement, Pledgor covenants and agrees that it will not create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Stock, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for or referred to in this Pledge Agreement.

                  (c) Pledgor covenants and agrees that it will not consent to the issuance of any additional shares of capital stock of any class of those companies set forth on Exhibit A unless such shares are pledged and the Certificates therefor delivered to Secured Party simultaneously with the issuance thereof, together with appropriate undated assignments separate from the Certificates duly executed in blank.

         7. Rights and Remedies upon Default. If any Event of Default under the Loan Agreement or any of the Loan Documents shall occur and be continuing, Secured Party may, subject to the terms of the Loan Agreement, by notice of default given to Pledgor, (i) declare the Obligations Secured Hereby to be forthwith due and payable, whereupon such Obligations Secured Hereby shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Loan Documents to the contrary notwithstanding; and/or (ii) proceed to protect and enforce its rights under this Pledge Agreement, the Loan Agreement or the other Loan Documents by suit in equity, action at law or any other appropriate proceeding and Secured Party shall have all of the rights and remedies provided by applicable law, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code and, in addition, thereto, Secured Party shall be entitled to register the Pledged Stock in its name or in the name of its nominee and to exercise all voting and corporate rights with respect to the Pledged Stock as it may determine, without liability therefore except to account to Pledgor for property actually received by it in respect of the Pledged Stock as a result thereof, but Secured Party shall not have any duty to exercise any voting and corporate rights in respect of the Pledged Stock and shall not be responsible or liable to Pledgor or any other person for any failure to do so or delay in so doing.

         Without limiting the generality of the foregoing, but subject to the terms of the Loan Agreement, Secured Party shall have the right to sell the Pledged Stock, or any part thereof, at public or private sale or at any broker's board or on any securities exchange for cash, upon credit or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party may (except as otherwise provided by law) be the purchaser of any or all of the Pledged Stock so sold and thereafter may hold the same, absolutely, free from any right or claim of whatsoever kind. Secured Party is authorized, at any such sale, if it deems it advisable so to do, to restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or resale of the Pledged Stock and may otherwise require that such sale be conducted subject to restrictions as to such other matters as Secured Party may deem necessary in order that such sale may be effected in such manner as to comply with all applicable state and federal securities laws; upon any such sale Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Stock so sold.

         Each purchaser at any such sale shall hold the property sold, absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption, of Pledgor, who hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. Secured Party shall give Pledgor not less than ten (10) days' written notice of its intention to make any such public or private sale at broker's board or on a securities exchange. Such notice, in case of public sale, shall state the time and place fixed for such sale, and, in case of sale at broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Stock, or that portion thereof so being sold, will first be offered for sale at such board or exchange.

         Any such public sale shall be held at such time or times within the ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. At any sale the Pledged Stock may be sold in one lot as an entirety or in parts, as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Stock on credit or for future delivery, the Pledged Stock so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Stock so sold and, in case of any such failure, such Pledged Stock may again be sold upon like notice.

         Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose this Pledge Agreement and sell the Pledged Stock, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         On any sale of the Pledged Stock, Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale that it may be advised by counsel is necessary in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any governmental regulatory authority or officer or court. Compliance with the foregoing procedures shall result in such sale or disposition being considered or deemed to have been made in a commercially reasonable manner.

         In furtherance of the exercise by Secured Party of the rights and remedies granted to it hereunder, Pledgor agrees that, upon request of Secured Party and at the expense of Pledgor, it will use its best efforts to obtain all governmental approvals necessary for or incidental to the exercise of remedies by Secured Party with respect to the Pledged Stock or any part thereof.

         Pledgor hereby acknowledges that, notwithstanding that a higher price might be obtained for the Pledged Stock at a public sale than at a private sale or sales, the making of a public sale of the Pledged Stock may be subject to registration requirements and other legal restrictions compliance with which could require such actions on the part of Pledgor, could entail such expenses and could subject Secured Party and any underwriter through whom the Pledged Stock may be sold and any controlling person of any thereof to such liabilities, as would make the making of a public sale of the Pledged Stock impractical. Accordingly, Pledgor hereby agrees that private sales made by Secured Party in accordance with the provisions of Section 7 hereof may be at prices and on other terms less favorable to the seller than if the Pledged Stock were sold at public sale, and that Secured Party shall not have any obligation to take any steps in order to permit the Pledged Stock to be sold at a public sale complying with the requirements of federal and state securities and similar laws, and that sale may be at a private sale provided that such sale is made at arms length and in a commercially reasonable manner.

         8 Indemnification. Pledgor agrees to indemnify and hold harmless Secured Party and the Lenders (to the full extent permitted by law) from and against any and all claims, demands, losses, judgments and liabilities for penalties and excise taxes of whatever nature, and to reimburse Secured Party and the Lenders for all costs and expenses, including reasonable legal fees and disbursements, growing out of or resulting from the Pledged Stock, this Pledge Agreement or the administration and enforcement or exercise of any right or remedy granted to Secured Party hereunder. In no event shall Secured Party or any Lender be liable to Pledgor for any matter or thing in connection with this Pledge Agreement other than to account for moneys actually received by it in accordance with the terms hereof.

         9 Distribution of Pledged Stock. Upon enforcement of this Pledge Agreement following the occurrence of an Event of Default under the Loan Agreement or any other Loan Documents, the proceeds of the Pledged Stock shall be applied as received by Secured Party in the manner provided in the Loan Agreement.

         10 Release of Pledged Stock. Upon full payment of the Loans and satisfaction of all Obligations in connection therewith, Secured Party shall take all action necessary to terminate the security interest in the Pledged Stock.

         11 Further Assurances. Pledgor agrees that at any time and from time to time upon the request of Secured Party, Pledgor will execute and deliver such further documents and do such further acts and things as Secured Party reasonably requests in order to effect the purposes of this Pledge Agreement.

         12 No Waiver; Cumulative Remedies. Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by Secured Party, and then only to the extent therein set forth. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have on any future occasion. No failure to exercise or any delay in exercising on the part of Secured Party any right, power or privilege hereunder shall operate as a waiver thereof;

nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

         13 Severability of Provisions. The provisions of this Pledge Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall attach only to such clause or provision or part thereof and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Pledge Agreement in any jurisdiction.

         14 Amendments; Choice of Law; Binding Effect.

            a   None of the terms or provisions of this Pledge Agreement may be altered, modified or amended except by an instrument in writing, duly executed by each of the parties hereto.

            b   This Pledge Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Ohio.

            c   This Pledge Agreement shall be binding upon an inure to the benefit of the parties hereto and their respective successors and assigns.

         15 Address of Notices. All notices, consents, requests and demands to or upon the respective parties hereto shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, postage prepaid, or, in the case of facsimile, telex or telegraphic notice, when sent, addressed as follows:

         If to the Pledgor:                 LanVision Systems, Inc.
                                            One Financial Way, Suite 400
                                            Cincinnati, Ohio 45242
                                            Telephone:  (513) 794-7100
                                            Facsimile:  (513) 794-7272
                                            Attention:  Thomas E.  Perazzo

                  With a copy to:           LanVision Systems, Inc.
                                            One Financial Way, Suite 400
                                            Cincinnati, Ohio  45242
                                            Telephone: (513) 794-7115
                                            Facsimile: (513) 794-7272
                                            Attention: Alan J.  Hartman

         If to the Lender:                 The HillStreet Fund, L.P.
                                           300 Main Street
                                           Cincinnati, Ohio 45202
                                           Telephone:  (513) 412-3682
                                           Facsimile:  (513) 412-3680
                                           Attention:  Christian L. Meininger

           With a copy to:                 Keating, Muething & Klekamp
                                           1800 Provident Tower
                                           Cincinnati, Ohio  45202
                                           Telephone:  (513) 579-6595
                                           Facsimile:  (513) 579-6457
                                           Attention:  Timothy B. Matthews, Esq.

         Notices of changes of address shall be given in the same manner.

         16 Headings. The descriptive headings hereunder used are for convenience only and shall not be deemed to limit or otherwise effect the construction of any provision hereof.

         17 Counterpart Execution. This Pledge Agreement may be executed in several counterparts each of which shall constitute an original, but all of which together shall constitute one and the same agreement.


      [Remainder of page intentionally left blank. Signature page follows.]


         IN WITNESS WHEREOF, the undersigned have caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.

WITNESSES:                                   PLEDGOR:

                                             LANVISION SYSTEMS, INC.



                                             By:
                                                -------------------------------
                                             Name:  J. Brian Patsy
                                             Title: Chief Executive Officer and
                                                    President



                                             SECURED PARTY:

                                            THE HILLSTREET FUND, L.P.

                                            By:  HillStreet Capital, Inc.
                                            Its: Investment Manager


                                                 By:
                                                    --------------------------
                                                 Name:  Christian L. Meininger
                                                 Title:   President

                                   SCHEDULE 1

                                  PLEDGED STOCK
                                  -------------



                        TYPE            CERTIFICATE            NUMBER
SUBSIDIARY            OF SHARES            NUMBER            OF SHARES
----------            ---------            ------            ---------


LanVision, Inc.        Common                1                  100

                                                                       EXHIBIT E


                        FORM OF SOFTWARE ESCROW AGREEMENT
                        ---------------------------------

                                  SEE ATTACHED

                                                                       EXHIBIT F


                                 FORM OF WARRANT
                                 ---------------

         NEITHER THIS WARRANT, NOR THE SHARES OF CAPITAL STOCK FOR WHICH IT IS EXERCISABLE, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS, AND NO TRANSFER OR ASSIGNMENT OF THIS WARRANT OR THE SHARES ISSUABLE UPON ITS EXERCISE MAY BE MADE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH LAWS OR THE AVAILABILITY OF EXEMPTIONS FROM THE REGISTRATION PROVISIONS THEREOF IN RESPECT OF SUCH TRANSFER OR ASSIGNMENT IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY. MOREOVER, THIS WARRANT AND THE SHARES OF CAPITAL STOCK FOR WHICH IT IS EXERCISABLE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND SIMILAR RESTRICTIONS AS SET FORTH IN A WARRANT AGREEMENT DATED AS OF JULY 17, 1998 RELATING TO THE ISSUANCE OF THIS WARRANT (A COPY OF WHICH AGREEMENT IS ON FILE WITH THE COMPANY'S SECRETARY AND WILL BE MADE AVAILABLE UPON REQUEST OF A WARRANT HOLDER OR PROPOSED TRANSFEREE).



Warrant Certificate No. 1                             Warrant for 750,000 Shares

Original Issue Date: July 17, 1998


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                             LANVISION SYSTEMS, INC.


         This certifies that THE HILLSTREET FUND, L.P., a Delaware limited partnership, or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, at any time on or after May 16, 1999 and prior to July 16, 2008 to purchase from LANVISION SYSTEMS, INC. (the "Company"), a Delaware corporation, up to Seven Hundred Fifty Thousand (750,000) fully paid and non-assessable shares of the Company's common stock ("Common Stock") upon surrender hereof, at the principal office of the Company, with the subscription form annexed hereto duly executed, and simultaneous payment therefor, at the Exercise Price (as defined in the Warrant Agreement). The number and character of such shares of Common Stock are subject to adjustment as provided below.

         1. The Warrants. This Warrant is issued to Holder in connection with a certain Warrant Agreement dated as of July 17, 1998, between the Company and Holder (the "Warrant Agreement"). The term "Warrants" as used herein shall include all Warrants issued in connection with the Warrant Agreement and also any warrants delivered in substitution or exchange therefor as provided herein. This Warrant does not entitle the Holder to any rights as a stockholder of the Company except as set forth herein or in the Warrant Agreement.

         2. Exercise.

            2.1 Full Exercise. Subject to compliance with the provisions hereof, this Warrant may be exercised by the Holder, in whole or in part, during the period of exercise specified above, at any time or from time to time, on any business day, by surrendering the Warrant at the principal office of the Company, One Financial Way, Suite 400, Cincinnati, Ohio 45242-5859 with the form of Election to Exercise in substantially the form of Exhibit A fully executed, together with payment in cash or immediately available funds of the sum obtained by multiplying: (a) the number of shares of Common Stock for which the Warrant is being exercised; by (b) the Exercise Price, provided, however, that all or part of such payment may be made by the surrender by such Holder to the Company, at the aforesaid office or agency, of any instrument evidencing indebtedness of the Company, or any other corporation of which the Company owns at least fifty percent (50%) of the voting stock. All indebtedness so surrendered shall be credited against such Exercise Price in an amount equal to the outstanding principal amount thereof plus accrued but unpaid interest to the date of surrender.

            2.2 Partial Exercise. This Warrant may be exercised for less than the full number of shares of Common Stock or any fraction thereof called for hereby, during the period of exercise specified above, at any time or from time to time, in the manner set forth in Section 2.1. Upon any partial exercise, the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon such partial exercise, this Warrant shall be surrendered and a new Warrant of the same tenor and for the purchase of the number of such shares not purchased upon such exercise shall be issued by the Company to the registered Holder hereof within five (5) days after such exercise. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the Holder of such shares of record as of the close of business on such date. As soon as practicable on or after such date, but in any event within five (5) days after payment of the Exercise Price pursuant to this Section 2, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares of Common Stock issuable upon such exercise.

            2.3 Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the Market Price (as defined below) for one share of Common Stock is greater than the Exercise Price (on the date of exercise of all or a part of this Warrant), in lieu of exercising this Warrant for cash, the Holder may elect to receive Warrant Stock equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company, together with the form of Election to Exercise attached hereto fully executed, in which event the Company shall issue to the Holder that number of Shares of Warrant Stock computed using the following formula:

                           X =      Y [ ] (A-B) / A

         Where Y = the aggregate number of Shares of Warrant Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the number of Shares of Warrant Stock for which this Warrant is being exercised (at the date of such calculation)

                           A = Market Price of one Share of Common Stock (at
                               the date of such calculation)

                           B = Exercise Price.

         For the purposes of this Section 2.3, "Market Price" shall mean, if the Warrant Stock is traded on a national securities exchange, the NASDAQ National Market System or the over-the-counter market, the last reported price on the date of valuation at which the Warrant Stock has traded on the NASDAQ National Market System or the average of the bid and asked prices on the over-the-counter market on the date of valuation or, if no sale took place on such date, the last date on which a sale took place. If the Warrant Stock is not so traded, "Market Price" shall be the value of one share of Warrant Stock as determined by agreement of the parties hereto, or if the parties hereto cannot reach agreement, then such value shall be determined by appraisal by an independent investment banking firm selected by the Company and acceptable to the Holder; provided, however, that if the Holder and the Company cannot agree on such investment banking firm, such appraised value shall be determined by averaging the appraised values calculated by (i) an independent investment banking firm selected by the Company; (ii) an independent investment banking firm selected by the Holder; and (iii) an independent investment banking firm selected by the investment banking firms selected by the Company and the Holder. Each such appraisal shall be at the Company's expense.

         3. Payment of Taxes. All shares of Common Stock issued upon the exercise of a Warrant shall be validly issued, fully paid and non-assessable and free of any security interest or other adverse claims or encumbrances and free of claims of pre-emptive rights. The Company shall pay all issuance taxes and similar governmental charges that may be imposed in respect of the issue or delivery thereof, but in no event shall the Company pay a tax on or measured by the net income or gain attributed to such exercise. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer of a Warrant or any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered Holder of the Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

         4. Unregistered Securities. The Holder acknowledges that, in taking unregistered Warrants, it must continue to bear the economic risk of its investment for an indefinite period of time because of the fact that such Warrants have not been registered under the Securities Act of 1933 and further realizes that such Warrants cannot be sold unless they are subsequently registered under the Securities Act or 1933 or an exception or exemption from such registration is available. The Holder also acknowledges that appropriate legends reflecting the status of the

Warrants under the Securities Act of 1933 may be placed on the face of the Warrant certificates at the time of their transfer and delivery to the Holder hereof. The transfer of this Warrant and the shares issuable upon exercise of this Warrant is subject to the terms of this Warrant and the terms and provisions of the Warrant Agreement.

         5. Exchanges. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company together with the form of transfer authorization attached hereto as Exhibit B duly executed, for new Warrants for the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares as the Holder shall designate at the time of such exchange.

         6. Adjustments.

            6.1 General Adjustment Principles.

         (a) If any shares of stock or other securities (or any stock or other securities convertible into or exchangeable for any such stock or securities) shall be issued or sold by the Company, or any other event shall occur that shall have the effect of diluting such rights, then and in each such case the number of shares or other securities issuable upon exercise of this Warrant and the Exercise Price shall forthwith be adjusted, so as to protect the Holder of the Warrants against the effect of such dilution, in the manner described in the following subsections of this Section 6, to the extent specifically applicable or, if none of the following subsections are specifically applicable, by means of a computation similar to that described in subsection (e) hereof.

         (b) In case of any reclassification, subdivision or combination of Common Stock or any distribution or dividends on the Common Stock payable in Common Stock, the number of shares of Warrant Stock which may be purchased by exercise of this Warrant shall be proportionately adjusted.

         (c) In case of the sale or issuance of additional Common Stock pursuant to the 1996 Employee Stock Purchase Plan, or pursuant to options outstanding as of the date hereof under the 1996 Employee Stock Option Plan, the 1996 Non-Employee Directors Stock Option Plan, the Robert F. Golden and Jeffrey L. Van Voorhis Option Agreements and the George E. Castrucci Option Agreement (collectively referred to as the "Outstanding Plans"), no adjustments shall be made.

         (d) In case of the sale or issuance of additional Common Stock, other than in accordance with the Outstanding Plans or as a result of the exercise of this Warrant, at a price per share equal to or greater than the greater of (x) the Market Price per share of Common Stock at the time of issuance or (y) the Warrant Exercise Price per share, then no adjustment shall be made.

         (e) In case of the sale or issuance of additional Common Stock, other than in accordance with the Outstanding Plans or as a result of the exercise of this Warrant, at a price per share less than the greater of (x) the Market Price per share of Common Stock at the time of issuance or (y) the Warrant Exercise Price per share, then the number of shares receivable upon the exercise of this Warrant shall be increased to a number computed as follows:

                  Where A = the number of such additional shares of Common Stock so issued as contemplated by this Section

                  and

                  W = the number of shares receivable upon the exercise of this Warrant immediately prior to the issuance of the additional shares of Common Stock

                  and

                  C = the number of shares of Common Stock outstanding immediately prior to the issuance of the additional shares of Common Stock

                  and

                  Y = the number of shares of Common Stock that the aggregate consideration for the total number of such additional shares of Common Stock so issued as contemplated by this Section would purchase at the greater of (i) such Market Price at the time of issuance of the additional shares or (ii) the Warrant Exercise Price.

                  X = the number of shares receivable upon the exercise of the Warrant after the issuance of the additional shares, which shall be computed by the following formula:


         X     =       W times  C + W + A
                                ---------
                                C + W + Y

         and the Exercise Price shall be proportionally adjusted such that the aggregate price at which the total number of shares receivable upon the exercise of this Warrant may be purchased times the adjusted Exercise Price shall be the same as the number of shares receivable upon the exercise of the Warrant immediately prior to the adjustment described above times the Exercise Price per share immediately prior to adjustment.

         For the purposes of this Section, (i) the date as of which the Market Price for the issuance of the additional shares and the Warrant Exercise Price shall be computed shall be the earlier of (a) the date on which the Company shall enter into a firm contract at a fixed price for the issuance of such additional shares of Common Stock or (b) the date of actual issuance of such additional shares of Common Stock, and (ii) the consideration for additional shares of Common Stock issued and sold by the Company pursuant to an underwritten public offering shall be deemed to be the price at which the shares are offered to the public.

                  6.2 Reorganization, Consolidation, Merger. In the event of any reorganization of the Company (or any other corporation, the stock or other securities of which are at the time receivable on the exercise of this Warrant), or the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 2, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 6. In each such case the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation; provided, however, that if such reorganization, consolidation or merger is with any entity affiliated with the Company or any of its officers or directors, and would result in the elimination of all or substantially all of the rights to voting interests of the Holder in the surviving corporation, such Holder upon exercise hereof after such reorganization, consolidation, or merger shall be entitled to receive, at the Holder's option, in lieu of the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, cash or voting securities in the proportions that the Holder may elect in the surviving corporation in an amount equivalent to the fair market value of the voting interest in the Company that such Holder would have received had the Warrant been exercised prior to such consummation.

                  6.3 Other Adjustments. In case at any time conditions arise by reason of action taken by the Company which, in the opinion of its Board of Directors (recognizing the fiduciary duty, hereby assumed and acknowledged, of the Board of Directors to the Holders of the Warrants) or in the opinion of the Holders of Warrants representing a majority of the shares of Warrant Stock issuable upon exercise of such Warrants, are not adequately covered by the other provisions of this Section 6 and which might materially and adversely affect the exercise rights of the Holders of the Warrants, then the Board of Directors of the Company shall appoint a firm of independent certified public accountants of recognized national standing (other than the accountants then auditing the books of the Company) to determine the adjustment, if any, on a basis consistent with the standards established in the other provisions of this Section 6, necessary with respect to the purchase price or adjusted purchase price, as so to preserve, without dilution, the exercise rights of the Holders of the Warrants. Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described in such report.

                  6.4 No Dilution or Impairment. The Company will not, by amendment or restatement of its certificate of incorporation or by-laws or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holders of the Warrants against dilution or other impairment in the manner described in Sections 6.1 and 6.2. Without limiting the generality of the foregoing, the Company: (a) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of all Warrants at the time outstanding; and (b) shall take no action to amend or restate its certificate of incorporation or by-laws which would change to the detriment of the Holders of Warrant Stock (whether or not any Warrant Stock be at the time outstanding) the dividend or voting rights of the Company's Warrant Stock.

                  6.5 Accountants' Certificate as to Adjustments. At any time requested by the Holder, not more frequently than annually, and upon request of the Holder in each case of an issuance by the Company of shares or warrants, options, convertible securities or other agreement of any nature requiring an adjustment pursuant to this Section 6, the Company at its expense shall cause a firm of independent certified public accountants of recognized standing selected by the Company (who may be the accountants then auditing the books of the Company except in the circumstances set forth in Section 6.3 above) to compute such adjustments in accordance with the terms of this Warrant and prepare a certificate setting forth the adjustments, if any, necessary as a result of such issuance and showing in detail the facts upon which such adjustments are based, including a statement of: (a) the consideration received or to be received by the Company for any additional shares of Warrant Stock issued or sold or deemed to have been sold; and (b) the number of shares of Warrant Stock outstanding or deemed to be outstanding. The Company will forthwith mail a copy of each certificate to each Holder of a Warrant at the time outstanding.

                  6.6 Notices of Record Date. If and when the Company shall establish a record date for the Holders of its Stock (or such other securities at the time receivable upon the exercise of the Warrants) for the purpose:

                           (a) of determining the Holders entitled to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any securities, or to receive any other right; or

                           (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, except for mergers into the Company of subsidiaries whose assets are less than ten percent (10%) of the total assets of the Company and its consolidated subsidiaries, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

                           (c) of any voluntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed, to each Holder of a Warrant at the time outstanding a notice specifying, as the case may be, the record date established with respect to such dividend, distribution, voting or other right, and stating the amount and character of such dividend, distribution, voting or other right, or the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, to be fixed as of which the Holders of record of Stock (or such other securities at the time receivable upon the exercise of the Warrants) shall be entitled to vote upon or exchange their shares of Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least fifteen (15) days prior to the dates therein specified. The rights to notice provided in this Section 6.6 are in addition to the rights provided elsewhere herein or in the Warrant Agreement.

         7. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it in the exercise of reasonable discretion, of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of loss, theft or destruction, of indemnity satisfactory to it in the exercise of reasonable discretion, and, in the case of mutilation, upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

         8. Reservation of Common Stock. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants and the issuance of all shares of Warrant Stock.

         9. Transfers. This Warrant and all rights hereunder are transferable on the books of the Company by any Holder hereof in person or by duly authorized attorney upon surrender of this Warrant at the principal office of the Company, together with the form of transfer authorization attached hereto as Exhibit B duly executed, provided that all conditions set forth below have been met. Absent any such transfer, the Company may deem and treat the Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

                  9.1 Notice of Proposed Transfers. The Holder of this Warrant, by acceptance hereof, agrees prior to any transfer of Warrants or Warrant Stock issued or issuable upon exercise hereof to give written notice to the Company expressing such Holder's intention to effect such transfer and describing briefly the manner of the proposed transfer of such Warrants or Warrant Stock and designating the counsel for the Holder giving such notice.

                  9.2 Opinion of Counsel. If in the opinion of counsel to the Company, the proposed transfer of the Warrants or Warrant Stock issued or issuable upon the exercise hereof may be effected without registration under the Securities Act of 1933, as amended, as then in force (or any similar Federal statute then in force) or applicable state securities laws, the Company, as promptly as practicable, shall notify the Holder of such Warrants or Warrant Stock of such opinion, whereupon such Holder shall be entitled, but only in accordance with the terms of the notice delivered by such Holder to the Company, to transfer such Warrants or Warrant Stock. The Holder agrees to cooperate reasonably with counsel to the Company in furnishing information in the possession of the Holder, if any, relevant to the issuance of such opinion.

         10. Definitions. Unless otherwise defined herein, the terms capitalized herein shall have the meanings set forth in the Warrant Agreement.

         11. Warrant Agreement. The terms of the Warrant Agreement are incorporated by reference in this Warrant as fully as if the same were set forth herein, shall be considered an integral part of this Warrant and shall entitle the parties hereto to all rights and benefits accruing thereunder.

         12. Information. The Company shall furnish each Holder of Warrants with copies of all reports, proxy statements, and similar materials that it furnishes to Holders of its Stock. In addition, it shall furnish to each such Holder of Warrants copies of all reports filed by it with the Securities and Exchange Commission within seven (7) days of the filing thereof.

         13. Notices. All notices and other communications under this Warrant shall be in writing and shall be mailed by first-class registered or certified mail, postage prepaid, addressed (a) if to the Holder, at the registered address furnished to the Company in writing by the Holder of this Warrant, or (b) if to the Company, to the attention of its Chief Executive Officer at its principal office located at One Financial Way, Suite 400, Cincinnati, Ohio 45242-5859, or such other location of its principal office as shall be furnished to the Holder in writing by the Company.

         14. Change, Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement by the change, waiver, discharge or termination is sought.

         15. Headings. The headings in this Warrant are for purposes of convenience of reference only and shall not be deemed to constitute a part hereof.

         16. Law Governing. This Warrant is delivered in the State of Ohio and shall be construed and enforced in accordance with and governed by the internal substantive laws of such State.

July 17, 1998.                          LANVISION SYSTEMS, INC.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                    EXHIBIT A


           [SUBSCRIPTION FORM TO BE EXECUTED UPON EXERCISE OF WARRANT]


         The undersigned registered Holder or assignee of such registered Holder of a certain Warrant issued by LanVision Systems, Inc. dated July ___, 1998, hereby (1) subscribes for

_______________ shares which the undersigned is entitled to purchase under the terms of said Warrant, (2) makes payment of the Exercise Price called for by said Warrant, and (3) directs that the shares issuable upon exercise of said Warrant be issued as follows:




                                            ------------------------------------
                                                                  (Name)

                                            ------------------------------------
                                                                  (Address)


                                            Signature:
                                                      --------------------------



Dated: ________________________ ,_____

                                    EXHIBIT B


                                  [ASSIGNMENT]


                    (TO BE EXECUTED BY THE REGISTERED HOLDER
                   TO ENACT A TRANSFER OF THE WITHIN WARRANT)


         FOR VALUE RECEIVED, ______________________________ hereby sells, assigns, and transfers unto ______________________________ of
______________________________, the right to purchase shares evidenced by a certain Warrant issued by LanVision Systems, Inc. dated July ___, 1998, and does hereby irrevocably constitute and appoint ______________________________ to transfer such right on the books of said Company, with full power of substitution.



Dated: ________________________ , _____



                                            ------------------------------------
                                            Signature



WITNESS:

                                                                       EXHIBIT G


                            FORM OF WARRANT AGREEMENT


         THIS WARRANT AGREEMENT ("Agreement") is made and entered into as of July 17, 1998, by and between LANVISION SYSTEMS, INC., a Delaware corporation, (the "Company"), and THE HILLSTREET FUND, L.P., a Delaware limited partnership ("Holder" and sometimes referred to as the "Initial Holder").

         WHEREAS, the Initial Holder, and Company are parties to a Loan and Security Agreement dated as of even date herewith, as the same may be amended or supplemented from time to time (the "Credit Agreement"); and

         WHEREAS, as a condition to the obligations of the Initial Holder under the Credit Agreement, the Company is required to (a) enter into this Agreement, and (b) issue to the Initial Holder Warrants (as defined below and in the form of Exhibit A) to purchase certain shares of Common Stock (as defined below) upon an exercise of said warrants at the price and upon the terms and conditions specified herein and therein (said warrants and all warrants subsequently issued by the Company to the Initial Holder, its successors and assigns including any Holder (as defined below), pursuant hereto or to any of said warrants, whether upon transfer, exchange or replacement thereof or otherwise, being hereinafter referred to collectively as the "Warrants", and each individually as a "Warrant");

         NOW, THEREFORE, the parties agree as follows:

         1. CERTAIN DEFINITIONS. In addition to terms defined elsewhere in this Agreement, the following terms shall have the following respective meanings:

         "Applicable Holders" shall mean (i) in the case of a registration pursuant to Section 6 hereof, those Holders signing a Request who desire to register and sell some or all of their Warrant Stock pursuant to such Request, together with any additional Holders who, not later than fifteen (15) days after receipt of notice of a Request, elect in writing to Company to join in such Request, or (ii) in the case of a registration pursuant to Section 7 hereof, those Holders requesting inclusion of Warrant Stock in such registration and whose Warrant Stock will be included in such registration.

         "Capital Transaction" shall mean any of the following: (i) one or more mergers, consolidations, liquidations of the Company, the liquidation of any subsidiary of the Company that constitutes more than fifteen percent (15%) of the assets or net income of the Company or other similar corporate actions pursuant to which the Company or the Holders of Warrant Stock receive cash, securities or other property; (ii) at least a majority of the common equity of the Company or capital stock of the Company possessing the voting power to elect a majority of the directors is sold by the holders thereof or issued by the Company; and (iii) a registration statement with respect to the common equity of the Company shall be filed under the Securities

Act other than as a consequence of an exercise of demand registration rights pursuant to Section 6 or 7 hereof.

         "Certificate of Applicable Holders" shall mean (i) in the case of a registration pursuant to Section 6 hereof, a resolution signed by the Holders of a majority of the Warrant Stock designated in a particular Request and certified by an officer of the Holder, or (ii) in the case of a registration pursuant to
Section 7 hereof, a resolution signed by the Holders of a majority of the Warrant Stock that will be or were included in such registration.

         "Commission" shall mean the United States Securities and Exchange Commission and any successor federal agency having similar powers.

         "Common Stock" shall mean the common stock of the Company, par value $0.01 per share.

         "Company Documents" shall mean this Agreement and the Warrants, as any of the same may be amended, modified, supplemented or restated from time to time.

         "Convertible Securities" shall mean evidence of indebtedness, shares of stock or other securities which are directly or indirectly convertible into or exchangeable for, with or without payment of additional consideration, shares of Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

         "Exercise Price" of a share of Stock issuable upon the exercise of a Warrant shall mean Three and 87/100 Dollars ($3.87).

         "Expiration Date" shall mean July 16, 2008.

         "GAAP" or "Generally Accepted Accounting Principles" shall mean generally accepted accounting principles in the United States at the time in effect.

         "Holder" and "Holders" shall mean the Initial Holder and its registered successors and assigns of the Warrants and of the Stock exchanged for the Warrants pursuant to this Agreement.

         "Law" shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

         "Lien" means any lien, mortgage, pledge, security interest, charge or other encumbrance of any kind including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest.

         "Official Body" shall mean any governmental or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

         "Outstanding Common Stock" shall mean the total number of outstanding shares of Common Stock of the Company on a fully diluted basis taking into account all shares convertible into common shares and the common share equivalent of all other securities, plus all shares of Common Stock that the Company is obligated to issue at the time or in the future by any outstanding warrant, option, convertible securities or other agreement of any nature on a fully diluted basis taking into account all shares convertible into common shares and the common share equivalent of all other securities.

         "Person" shall include an individual, a company, a corporation, an association, a partnership, a joint venture, an unincorporated trade or business enterprise, a trust, an estate, or other legal entity or a government (national, regional or local), court, arbitrator or any agency, instrumentality or official of the foregoing.

         "Principal Stockholders" means J. Brian Patsy and Eric S. Lombardo.

         "Public Offering" shall mean any underwritten public offering of the Common Stock.

         The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of the effectiveness of such registration statement.

         "Request" shall mean a request to register at least Fifty-one Percent (51%) of the shares of Warrant Stock then held collectively by the Holders pursuant to Section 6 hereof and signed by the Holders of such Warrant Stock and containing any and all information required by Sections 6 and 9 hereof, provided, however, that in no case may more than one Request be made under this Agreement.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Stock" shall mean (i) all classes and categories of the capital stock of the Company whether then issued or issuable, including without limitation, any shares of Common Stock and (ii) any shares of Common Stock issued or issuable with respect to the Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

         "Warrant Stock" shall mean Common Stock issued or issuable upon exercise of the Warrant in accordance with its terms and any capital stock or other securities into which or for which such Common Stock shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger of the Company.



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



         2. WARRANT PURCHASE; ANTIDILUTION.

             2.1 Warrant Purchase. Contemporaneously with the execution of this Agreement, the Company shall issue to the Initial Holder Warrants, in the form attached hereto as Exhibit A (the "Warrant"), evidencing the Initial Holder's right to purchase at the Exercise Price up to 750,000 shares of Common Stock. The number of shares of Warrant Stock is subject to reduction from 750,000 shares to 600,000 shares based upon the terms of the Credit Agreement, provided that the Company exercises its one-time prepayment in full option and that the minimum compounded internal rate of return of thirty percent (30%) is attained as further specified in the Credit Agreement. If any event occurs which requires an adjustment in the number of shares of Warrant Stock receivable upon the exercise of the Warrant prior to the time when the Company may exercise its one-time prepayment option, the number of shares of Warrant Stock subject to reduction and the amount of such reduction shall be proportionally increased or decreased accordingly.

             2.2 No Voting Rights. Except as set forth herein, this Agreement shall not entitle any Holder to any voting rights or other rights as a shareholder of the Company, and no dividend or interest shall be payable or accrued in respect of the Warrant or this Agreement or the interest represented hereby or the shares of Warrant Stock which may be purchased hereunder until and unless, and except to the extent that, a Holder has duly exercised its rights under any Warrant issued to such Holder or its predecessor in interest and such Holder has been issued shares of Warrant Stock. The Company shall thereupon treat such Holder (or its designee) as the record owner of the shares of Warrant Stock obtained by such exercise for voting and all other purposes.

             2.3 Good Faith by Company. The Company will not, by amendment to its Certificate of Incorporation or through any reorganization, reclassification, consolidation, merger, sale of assets, dissolution, issue or sale of securities or other action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith carry out all such terms and take all such action as may be necessary or appropriate to protect the rights of the Holders hereunder, consistent with the anti-dilution provisions of this Warrant Agreement and the Warrant. In this respect, the Company shall be deemed to have assumed a fiduciary obligation to protect the rights of the Holders.

         3. REPRESENTATIONS AND WARRANTIES OF HOLDERS;
            RESTRICTIONS ON TRANSFERABILITY.

             3.1 The Initial Holder hereby represents and warrants to the Company as set forth in this Section 3.1 and each Holder other than the Initial Holder shall, upon its acquisition of a Warrant, be deemed to represent and warrant to the Company (severally and not jointly) as set forth in this Section
3.1. In addition, the representations and warranties set forth in this Section
3.1 shall be deemed to be remade by a Holder from time to time to the Company as of the date a Warrant is exercised by such Holder.

                    (a) Authorization.

                        (i) Authorization and Compliance With Law. The execution
               and delivery of this Agreement by the Holder, and any exercise or exchange of such Holder's Warrant pursuant to the terms hereof or thereof, have been duly authorized by all necessary action, corporate and otherwise, on the part of the Holder. The entry into this Agreement by the Holder, the acquisition and ownership of the Warrant issued to such Holder and the exercise or exchange of such Warrant pursuant to the terms hereof and thereof do not and will not violate any Law applicable to such Holder.

                        (ii) Approvals. No authorization, consent, approval,
               license or filing with any third party or any Official Body is or will be necessary for the valid execution, delivery or performance of this Agreement by the Holder, the acquisition and ownership of the Warrant issued to the Holder or the exercise or exchange of such Warrant pursuant to the terms hereof or thereof.

                    (b) Investment Representations.

                        (i) No Distributive Intent; Restricted Securities. The
               Holder is acquiring the Warrant issued to it and, if applicable, the Warrant Stock (all of which shall be collectively referred to in this Section 3 as the "Securities" and singly, by type, as a "Security") for its own account with no present intention of reselling or otherwise distributing any such Security or participating in a distribution of such Securities in violation of the Securities Act, or any applicable state securities laws. The Holder acknowledges that it has been advised and is aware that (A) the Company is relying upon an exemption from registration under the Securities Act and applicable state securities laws predicated upon such Holder's representations and warranties contained in this Section 3.1 in connection with the issuance of such Securities pursuant to this Agreement, and (B) such Securities in the hands of the Holder will be "restricted securities" within the meaning of Rule 144 promulgated by the Commission pursuant to the Securities Act and, unless and until registered under the Securities Act, will be subject to limitations on resale (including, among others, limitations on the amount of securities that can be resold and the timing and manner of resale) set forth in Rule 144 or in administrative interpretations of the Securities Act by the Commission or in other rules and regulations promulgated thereunder by the Commission, in effect at the time of the proposed sale or other disposition of the Securities.

                        (ii) Compliance with Law Upon Transfer. To the extent
               that the Holder is entitled to transfer or pledge any of the Securities, the Holder will not transfer or pledge any of such Securities in violation of the Securities Act or any other applicable Laws, and in the event the Holder pledges or transfers any of such Securities it will advise the pledgee or transferee of the transfer restrictions imposed on such Securities.

                        (iii) No Commission. No outside parties have
               participated with respect to the negotiation of this transaction on behalf of the Holder, and the Holder



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

               shall indemnify and hold the Company harmless with respect to any claim for any broker's or finder's fees or commissions with respect to the transactions contemplated hereby by anyone found to have been acting on behalf of the Holder with the Holder's consent.

                        (iv) Legends. The Holder consents to the endorsement on
               each certificate representing the Securities of the legends described in Section 3.2(b) indicating that the Securities are not registered, except as and when such Securities may be registered pursuant to the terms hereof.

                    (c) Execution and Binding Effect. This Agreement has been duly and validly executed and delivered by such Holder and constitutes legal, valid and binding obligations of such Holder, enforceable against such Holder in accordance with its terms.

                    3.2 Restrictions on Transferability.

                    (a) Restricted Securities. The Warrants and the Warrant Stock that are subject to the restrictions set forth in this Section
         3.2 (collectively, the "Restricted Securities"), shall not be transferable to anyone other than the Company before satisfaction of the conditions specified in this Section 3.2, which conditions are intended to insure compliance with the provisions of applicable securities laws in respect of the transfer of the Restricted Securities. The Warrants and the Warrant Stock shall cease to be "Restricted Securities" when and only when either they are distributed pursuant to an effective registration statement with respect thereto or, in the opinion of counsel to the Holder, which opinion is satisfactory in form and substance to the Company, which securities may be distributed freely by the holders thereof (including all subsequent holders) without registration under the Securities Act and applicable state securities laws.

                    (b) Restrictive Legends. Unless and until otherwise permitted by this Section 3.2 or unless distributed pursuant to an effective registration statement,

                        (i) each certificate evidencing the Warrants, and each certificate evidencing a Warrant upon the transfer thereof, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                    "Neither this Warrant, nor the shares of capital stock for which it is exercisable, have been registered under the Securities Act of 1933 or any applicable state securities laws, and no transfer or assignment of this Warrant or the shares issuable upon its exercise may be made in the absence of an effective registration statement under such laws or the availability of exemptions from the registration provisions thereof in respect of such transfer or assignment in the opinion of counsel satisfactory to the Company. Moreover, this Warrant and the shares of capital stock for which it is exercisable are subject to restrictions on transferability and similar restrictions as set forth in a Warrant

                    Agreement dated as of July 17, 1998 relating to the issuance of this Warrant (a copy of which Agreement is on file with the Company's Secretary and will be made available upon request of a Warrant holder or proposed transferee)."

                        (ii) each certificate for Warrant Stock initially issued upon the exercise of a Warrant, and each certificate for Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                    "The shares represented by this certificate have not been registered under the Securities Act of 1933 or the securities laws of any state and are subject to the conditions specified in a certain Warrant Agreement dated as of July 17, 1998, between the Company and The HillStreet Fund, L.P. A transfer of the shares represented by this certificate shall not be valid or effective until such conditions have been fulfilled, including receipt by the Company of an opinion of counsel in form and substance satisfactory to it that any such transfer will not violate federal or state securities laws. A copy of the Warrant Agreement is on file with the Secretary of the Company and will be made available upon request. The holder of this certificate, by acceptance of this certificate, agrees to be bound by the provisions of said Warrant Agreement and to indemnify and hold the Company harmless against loss or liability arising from the disposition of the shares represented by this certificate in violation of such provisions."

            3.3 Removal of Legends. When the restrictions on transferability contained in Section 3.2 shall terminate or otherwise be satisfied, the Company shall, or shall instruct its transfer agent or warrant agent, as appropriate, to issue new certificates evidencing such securities in the name of such Holder not bearing the legends required by Section 3.2(b).


         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

            4.1 Representations and Warranties. The Company hereby acknowledges and affirms each of the representations and warranties made by it in the Credit Agreement as set forth in Article 5 thereof, which representations and warranties are specifically incorporated herein by reference.

                    4.2 Covenants.

                    (a) Credit Agreement. The Company shall comply with the affirmative, financial and negative covenants set forth in the Credit Agreement in Articles 6, 7, and 8 thereof, as may be amended from time to time, which covenants are specifically incorporated herein by reference.

                    (b) Registration Rights. The Company shall not grant any demand rights to any third person with respect to the registration of securities held by any such person unless such demand rights are expressly subordinate to and may not be exercised in conjunction with the exercise of the demand registration rights of the Holders hereunder.

                    (c) Registration Procedures. If and when the Company is required to effect the registration of any Warrant Stock under the Securities Act as provided in Section 6 or 7, the Company shall: (i) prepare and file with the Commission a Registration Statement and such amendments and supplements thereto and any prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for such period as shall be necessary to complete the marketing of the Warrant Stock included therein, but in no event longer than one hundred twenty (120) days after the effective date of such Registration Statement; (ii) furnish to the Applicable Holders such number of copies of a prospectus, including, without limitation, a preliminary prospectus, conforming with the requirements of the Securities Act, and such other documents as the Applicable Holders may reasonably request in order to facilitate the public sale or other disposition of such Warrant Stock; (iii) use its best efforts to register or qualify, not later than the effective date of any Registration Statement filed pursuant to this Agreement, the Warrant Stock covered by such Registration Statement under the securities or Blue Sky laws of such jurisdictions within the United States as any Applicable Holder may reasonably request and do any and all other acts or things which may be necessary or advisable to enable such Applicable Holder to consummate the public sale or other disposition in such jurisdiction of such Warrant Stock provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified; (iv) promptly notify the Applicable Holders, at any time when a prospectus relating to the Warrant Stock being distributed is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of the Applicable Holder, evidenced by a Certificate of Applicable Holders, promptly prepare, file with the Commission and furnish to the Applicable Holders a reasonable number of copies of a supplement to, or an amendment of, such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Warrant Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; (v) use its best efforts to furnish, at the request of any Applicable Holder or any



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

          underwriter of any distribution of the Warrant Stock, an opinion of legal counsel to the Company, covering such matters as are typically covered by opinions of issuer's counsel in underwritten offerings under the Securities Act and are similar in form and substance to that furnished in connection with the Company's most recent underwritten public offering of Common Stock, as any Applicable Holders or the underwriter of any distribution of the Warrant Stock request; (vi) use its best efforts to cause all of the shares of Warrant Stock in the Request to be listed on any recognized securities exchange, including, without limitation, the Nasdaq Stock Market, on which the Common Stock is then listed and to maintain the currency and effectiveness of any such listings; and (vii) enter into an agreement with the underwriters for such offering in which the Company shall provide indemnities similar to those described in Section 10.1 hereof to the underwriters and in which the Company shall make representations and warranties customarily made by issuers of equity securities to underwriters, similar in form and substance to those made to the underwriters of the most recent underwritten public offering of Company Stock.


         5. TAG-ALONG RIGHTS.

            5.1 Tag Along Rights. If any Principal Stockholder of the Company desires to sell or transfer, in a single transaction or in a series of related transactions, ten percent (10%) of the Company's Outstanding Common Stock, then such Stockholder agrees to give notice of such intent to the Holders at least fifteen (15) days prior to the proposed date of such sale or transfer. Such notice shall specify the number and class of Common Stock and the terms, including price, upon which such Common Stock are to be sold or otherwise transferred and the proposed date of such sale or transfer.

                One or more of the Holders may elect to participate in such sale by giving notice to the Company and such Stockholders at least five (5) days prior to the date of the proposed sale or transfer. Such notice shall specify the number of shares of Common Stock which such Holder wishes to sell or transfer. If one or more of the Holders elects to participate in such sale, and gives timely notice of such election in accordance with the provisions of this
Section 5.1, then such sale shall not be effected unless the proposed purchaser of such shares of Common Stock offers to purchase from each of the Holders electing to participate in the sale, at the same time and on the same terms (including price) as shares of Common Stock that are being purchased from such Stockholders, that number of shares of Common Stock which bears the same proportion to the total number of shares of Common Stock issued and issuable upon the exercise of such Warrant by the Holder as the number of shares of Common Stock being sold by such Stockholders bears to the total number of shares of Common Stock owned by such Stockholder. The Principal Stockholders may comply with the provisions of this Section by reducing the number of shares of Common Stock which they wish to sell in order to permit the sale and proportionately reducing the number of shares of Warrant Stock specified in the preceding sentence as the number of shares required to be purchased from the Holder of the Warrant.



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

         6.

         DEMAND REGISTRATION RIGHTS.

             6.1 The Company has completed a public offering (an "Initial Public Offering") of its Common Stock under the Securities Act, pursuant to which its Common Stock is traded on the NASDAQ system. Upon receiving a Request from the Holders, the Company will prepare and file, promptly after such Request and in no case more than ninety (90) days after receipt of such Request, and thereafter will use its best efforts to cause to become effective a registration statement ("Registration Statement") with respect to the Warrant Stock on such form selected by the Company and complying with the Act. If, for any reason other than the Applicable Holders' failure to perform their obligations under Section 6.4(a) hereof, the Registration Statement does not become effective, the Request shall be withdrawn and shall not count as a "Request" made pursuant to this Section.

             6.2 If the Request so states, the Company shall use its best efforts to secure the offering or distribution of Warrant Stock under this Section pursuant to a firm commitment underwriting. The managing underwriter shall be a nationally recognized investment banking firm selected by the Company but the selection shall be subject to the Applicable Holders' approval, which approval shall not be unreasonably withheld. (Furman Selz is an underwriter satisfactory to the Holder.) The Applicable Holders shall be entitled to negotiate the underwriting discounts and commission and other fees of such underwriter.

             6.3 Any Request shall specify the number of shares of Warrant Stock as to which such Request relates, express the Applicable Holders' present intention to offer such Warrant Stock for distribution and contain an undertaking to provide all such information and materials and take all such actions and execute all such documents as may be required in order to permit the Company to comply with all applicable requirements of the Commission, to obtain acceleration of the effective date of the Registration Statement and to enter into satisfactory underwriting arrangements, if the distribution of Warrant Stock is to be underwritten. Any Request shall designate an Authorized Holder and such Authorized Holder's address for the purpose of delivering notices under the Agreement to the Applicable Holders. The Request shall also contain any other information required to be set forth under Section 6.

             6.4 No securities to be sold by the Company or any securityholder of the Company shall be included in any Registration Statement filed pursuant to this Section, unless (a) the Company shall have received a Certificate of Applicable Holders consenting to the inclusion of such other securities; (b) in the case of a firm underwriting, the managing or principal underwriter shall have consented to the inclusion of such other securities and (c) all the Warrant Stock requested to be included in the Request shall be so included.

             6.5 The Company shall be entitled to postpone the filing of any Registration Statement otherwise required to be prepared and filed by it pursuant to this Section if, at the time it receives a Request, counsel for the Company is reasonably of the opinion (which opinion shall be expressed in writing) that (a) such registration will require preparation of audited financial information for the Company as of a date or for a period which preparation will not otherwise be required or (b) any material pending transaction of the Company or any of its subsidiaries or other material nonpublic information renders the effecting of such registration inappropriate at the time; provided, that in the case of an event referred to in clause (b) above, the duration of such delay shall not exceed 90 days from the date the Company became aware of such material business information; provided, further, that the Company shall promptly make such filing as soon as the conditions which permit it to delay such filing no longer exist; and provided, further that in the event of any such deferral, the Applicable Holders shall have the right to withdraw the Request by way of a Certificate of Applicable Holders and such withdrawn Request shall not be considered as a Request.

         7. PIGGYBACK REGISTRATIONS.

             7.1 If at any time prior to the Expiration Date, the Company shall propose to file a Registration Statement for the purpose of a primary or secondary offering for itself or any securityholder of the Company (the "Initiating Securityholder") under the Act, other than for issuance to employees and directors, the Company shall as promptly as practicable, but in no event later than thirty (30) days prior to the proposed filing date, give notice of such intention to each Holder and upon the written Request of any such Holder within fifteen (15) days after receipt of any such notice (which Request shall specify the Warrants or Warrant Stock intended to be sold or disposed of by such Holder), the Company will include in such Registration Statement all such Warrants or Warrant Stock specified in such Request to be so registered.

             7.2 In the event the underwriter(s) advise the Company and the Holder(s) in writing that factors (including, without limitation, the aggregate number of shares of Common Stock requested to be registered and the general condition of the market) require a limitation on the number of shares of Common Stock to be underwritten, then the number of shares of Common Stock to be included in the registration and underwriting shall be allocated among the Initiating Securityholder and all other holders entitled to participate in such registration proportionately, as nearly as practicable, in accordance with the number of shares proposed to be included in such registration by all parties.

         8. OTHER REGISTRATIONS.

             If the Warrants or any Warrant Stock issued or issuable pursuant hereto require registration or qualification with or approval of any United States or governmental official or authority in addition to registration under the Securities Act before the Warrants or such Warrant Stock may be sold, the Company will take all requisite action in connection with such registration and will use its best efforts to cause any such shares and/or such Warrants to be duly registered or approved as may be required; provided, however, that it shall not be required to give a general consent to service of process or to qualify as a foreign corporation or subject itself to taxation as doing business in any such state.



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         9.  COSTS AND EXPENSES OF REGISTRATION.

             The Company shall bear the entire cost and expense of any registration made pursuant to Section 6 or 7 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, the fees and expenses of the Company's counsel and its independent accountants and all other out-of-pocket expenses of the Company incident to the preparation, printing and filing under the Act of the Registration Statement and all amendments and supplements thereto, the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, brokers and dealers and other purchasers of the securities so registered, and the costs and expenses incurred in connection with the qualification of the securities so registered under "blue sky" or other state securities laws (all such expenses are herein called "Registration Expenses"); provided, however, that the Holder shall bear its proportionate share of the cost of underwriting discounts attributable to shares of Warrant Stock.

         10. INDEMNIFICATION.

             10.1 Indemnity to the Holders. The Company will indemnify the Applicable Holders and each underwriter of the Common Stock against all claims, losses, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact contained in a prospectus or in any related Registration Statement, notification or similar filing under securities laws of any jurisdiction or from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been based upon information furnished in writing to the Company by any Holder or any underwriter expressly for use therein and used in accordance with such writing.

             10.2 Indemnity to the Company. The Applicable Holders, severally and not jointly (i) by requesting any such registration pursuant to Section 6, or (ii) having their Warrant Stock included in a registration pursuant to
Section 7 hereof, agree to furnish to the Company such information concerning them as may be requested by the Company and which is necessary in connection with any registration or qualification of the Warrant Stock and to indemnify the Company against all claims, losses, damages, liabilities and expenses resulting from the utilization of any such information furnished in writing to the Company expressly for use therein and used in accordance with such writing.

             10.3 Indemnification Procedures. If any action is brought or any claim is made against any party indemnified pursuant to this Section 10 in respect of which indemnity may be sought against the indemnitor pursuant to this
Section 10, such party shall promptly notify the indemnitor in writing of the institution of such action or the making of such claim and the indemnitor shall assume the defense of such action or claim, including the employment of counsel and payment of expenses. The failure of an indemnified party to give notice as provided herein shall not relieve the indemnitor of its obligations under this
Section 10 except to the extent the indemnitor is actually prejudiced by such failure to give notice. Such party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such party unless the employment of such counsel shall have



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been authorized in writing by the indemnitor by a resolution of the Board of
Directors of the Company or by a Certificate of Applicable Holders, whichever the case may be, in connection with the defense of such action or claim or such indemnified party or the parties shall have reasonably concluded that there are defenses available to it or them which are in conflict with those available to the indemnitor (in which case the indemnitor shall not have the right to interpose such conflicting defense but otherwise shall retain control of such action or claim on behalf of the indemnified party or parties), in any of which events such fees and expenses of not more than one additional counsel for the indemnified parties shall be borne by the indemnitor. Except as expressly provided above, in the event that the indemnitor shall not previously have assumed the defense of any such action or claim, at such time as the indemnitor does not assume the defense of such action or claim, the indemnitor shall thereafter be liable to any person indemnified pursuant to this Agreement for any reasonable legal or other expenses subsequently incurred by such person in investigating, preparing or defending against such action or claim. Anything in this paragraph to the contrary notwithstanding, the indemnitor shall not be liable for any settlement of any such claim or action effected without its written consent. An indemnitor will not consent to any entry of judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the indemnitor/plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

        110  RULE 144.

             The Company shall take such action as any holder of Warrant Stock may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of its Warrant Stock without registration under the Act pursuant to and in accordance with (x) Rule 144 under the Act, as such Rule may be amended from time to time, or (y) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

        120  AMENDMENTS AND WAIVERS.

             This Agreement may be amended, and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if Company shall have obtained the advance written consent of the Holders holding Warrants exercisable for 51% or more of the Warrant Stock issuable upon exercise of outstanding Warrants at such time.

        130  NOTICES.

             Notices and other communications under this Agreement shall be in writing and shall be sent by registered mail, postage prepaid, addressed:

             (a) to any Holder of Warrant Stock or Warrants at the address shown on the Stock or Warrant transfer books of the Company unless such Holder has advised the Company in writing of a different address as to which notices shall be sent under this Agreement; and



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             (b) if to Company at One Financial Way, Suite 400,
        Cincinnati, Ohio 45242-5859 or to such other address as Company shall have furnished to the Holder at the time outstanding.

        140  MISCELLANEOUS.

             This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any Holder or Holders. This Agreement and the Company Documents embody the entire agreement and understanding between the Company and the other parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF OHIO. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

      [Remainder of page intentionally left blank. Signature page follows.]



         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

ATTEST:                             LANVISION SYSTEMS, INC.



                                    By:
                                       -----------------------------------------
                                    Name:  J. Brian Patsy
                                    Title: Chief Executive Officer and President




ATTEST:                             LENDER:

                                    THE HILLSTREET FUND, L.P.

                                    By: HillStreet Capital, Inc.
                                    Its: Investment Manager


                                         By:
                                            ------------------------------------
                                         Name: Christian L. Meininger
                                         Title: President

         The undersigned Principal Shareholders join in this Warrant Agreement for purposes of agreeing to the provisions of Section 5.



                                             -----------------------------------
                                             J. Brian Patsy


                                             -----------------------------------
                                             Eric S. Lombardo

                              TERM PROMISSORY NOTE


$6,000,000.00                                                   Cincinnati, Ohio
                                                                   July 17, 1998

         THIS TERM PROMISSORY NOTE ("Note") is made and entered into as of the date hereof by LANVISION SYSTEMS, INC., a Delaware corporation, (the "Borrower") to the order of THE HILLSTREET FUND, L.P., a Delaware limited partnership, (hereinafter, together with its permitted successors and assigns, called "Lender").

         This Note has been executed and delivered in connection with a certain Loan and Security Agreement dated as of July 17, 1998 by and among Borrower and Lender (the "Loan Agreement") and is subject to the terms and conditions of the Loan Agreement. All capitalized terms used herein shall have the meanings assigned to them in the Loan Agreement unless the context hereof requires otherwise.

         Borrower, for value received, promises to pay to the order of Lender the principal sum of SIX MILLION AND 00/100 DOLLARS ($6,000,000.00), together with interest at the annual rate equal to twelve percent (12.0%); provided, however, that the Loan Agreement provides for, and Borrower shall pay to Lender, interest at the Default Interest Rate in case of default. Interest shall be due and payable monthly in arrears commencing on August 1, 1998, and on the first day of each month thereafter. All interest under this Note shall be computed on the basis of the actual number of days elapsed over an assumed year consisting of three hundred sixty (360) days.

         Borrower shall pay to Lender, commencing on October 1, 2001 and on each January 1, April 1, July 1 and October 1, thereafter until this Note is paid in full, quarterly installments of principal in the amount of FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($500,000.00), provided that, in any event, the last installment payable shall be in an amount sufficient to pay in full the entire unpaid principal and accrued interest of this Note, including any additional amounts payable hereunder or under the Loan Agreement. All of the indebtedness evidenced by this Note shall, if not sooner due and payable as provided in the Loan Agreement, be in any event absolutely and unconditionally due and payable in full by Borrower on July 31, 2004. This Note is subject to prepayment provisions as set forth in the Loan Agreement.

         If any payment of principal, interest or other charge due hereunder is not paid when due, or in the event of an Event of Default under the Loan Agreement, this Note shall, at the option of Lender, become immediately due and payable, upon demand by Lender, except that if there shall be an Event of Default under Section 8.6 of the Loan Agreement, this Note shall automatically and immediately be due and payable without demand.

         The Borrower hereby: (i) waives presentment, demand, notice of demand, protest, notice of protest and notice of nonpayment and any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any indorsement or guaranty of this Note; and (ii) consents to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or the failure to act on the part of Lender or any indulgence shown by Lender, from time to time and in one or more instances, (without notice to or further assent from Borrower) and agrees that no such action, failure to act or failure to exercise any right or remedy, on the part of Lender shall in any way affect or impair the obligations of Borrower or be construed as a waiver by Lender of, or otherwise affect, any of Lender's rights under this Note, under any indorsement or guaranty of this Note.

         Anything herein to the contrary notwithstanding, the obligations of Borrower under this Note, the Loan Agreement or any other Loan Documents shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by the Lender would be contrary to the provisions of law applicable to the Lender limiting the maximum rate of interest that may be charged or collected by the Lender. Without limiting the generality of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note which are made for the purposes of determining whether such rate of interest exceeds the maximum rate of interest permitted by applicable law shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of this Note, all interest at any time contracted for, charged or received in connection with the indebtedness evidenced by this Note.

         The provisions of this Note shall be governed by and interpreted in accordance with the laws of the State of Ohio.

         The undersigned hereby designates all courts of record sitting in Cincinnati, Ohio and having jurisdiction over the subject matter, state and federal, as forums where any action, suit or proceeding in respect of or arising from or out of this Note, its making, validity or performance, may be prosecuted as to all parties, their successors and assigns, and by the foregoing designation the undersigned consents to the jurisdiction and venue of such courts.

      [Remainder of page intentionally left blank. Signature page follows.]

         TIME IS OF THE ESSENCE IN THE PERFORMANCE OF THE OBLIGATIONS OF THIS NOTE.

         IN WITNESS WHEREOF, the undersigned has executed this Term Promissory Note the day and year set forth above.


                                            LANVISION SYSTEMS, INC.
                                            a Delaware corporation



                                            By:
                                               ---------------------------------
                                            Name:  J. Brian Patsy
                                            Title: Chief Executive Officer and
                                                   President

                               SUBSIDIARY GUARANTY


         THIS SUBSIDIARY GUARANTY (this "Guaranty") is made as of this 17th day of July, 1998, by LANVISION, INC., an Ohio corporation, (the "Guarantor"), in favor of THE HILLSTREET FUND, L.P., a Delaware limited partnership.

         WHEREAS, LanVision Systems, Inc., a Delaware corporation, (the "Borrower") directly or indirectly owns 100% of the issued and outstanding capital stock of the Guarantor;

         WHEREAS, Borrower and Lender have entered into a certain Loan and Security Agreement dated as of July 17, 1998 (as amended, supplemented or otherwise modified on or prior to the date hereof, the "Loan Agreement"), pursuant to which the Lender has agreed to make certain loans and advances to Borrower on the terms and conditions stated in the Loan Agreement;

         WHEREAS, the Guarantor and the Borrower are members of the same consolidated group of companies and are engaged in related businesses, and the Guarantor will receive a portion of the proceeds of the Loans from the Borrower and will derive substantial direct and indirect economic benefit therefrom;

         WHEREAS, it is a condition precedent to the Loan Agreement that Guarantor shall have entered in this Guaranty with the Lender; and

         NOW, THEREFORE, for and in consideration of the foregoing and to induce the Lender to enter into the Loan Agreement and to induce the Lender to make loans and advances thereunder, the Guarantor hereby agrees as follows:

         1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have their meanings as set forth in the Loan Agreement. In addition, as used herein:

         "Guarantor Net Worth" shall mean, as of any date of determination thereof, the excess of (i) the amount of the "present fair saleable value" of the assets of such Guarantor as of the date of such determination, over (ii) the amount of all "liabilities of such Guarantor, contingent or otherwise," as of the date of such determination, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors.

         "Maximum Guaranty Liability" shall mean, as of any date of determination thereof, the sum of (i) with respect to each Loan the proceeds of which are used to make or the issuance of which constitutes a Valuable Transfer to such Guarantor, the amount of such Loan plus (ii) with respect to each Loan the proceeds of which are not used to make or the issuance of which does not constitute a Valuable Transfer to such Guarantor, the lesser of (A) the outstanding amount of such Loan as of such date or (B) the greater of (I) ninety-five percent (95%) of the Guarantor Net Worth at the time of such Loan or
(II) ninety-five percent (95%) of the Guarantor Net Worth of such Guarantor at the earliest of (x) such date, (y) the date of the commencement of a case under

Title 11 of the United States Bankruptcy Code, (or any successor provisions) in which such Guarantor is a debtor or (z) the date enforcement hereunder is sought.

         "Valuable Transfers" shall mean (i) all loans, advances or capital contributions made to or for the benefit of such Guarantor with proceeds of Loans, (ii) all debt securities or other obligations of such Guarantor acquired by such Guarantor or retired by such Guarantor with proceeds of Loans, (iii) the fair market value of all property acquired with proceeds of Loans, and transferred, absolutely and not as collateral, to such Guarantor, and (iv) all equity securities of such Guarantor acquired by such Guarantor with proceeds of Loans.

         2. Guaranty of Payment.

            (a) The Guarantor hereby irrevocably, absolutely and unconditionally guarantees the full, prompt and complete payment when due, subject to applicable grace periods, if any (whether at the stated maturity, by acceleration or otherwise), of all Obligations (as defined in the Loan Agreement), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred.

            (b) The Guarantor agrees that the Obligations may at any time and from time to time exceed the Maximum Guaranty Liability of the Guarantor, without impairing this Guaranty or affecting the rights and remedies of the Lender hereunder.

            (c) The Guarantor acknowledges that valuable consideration supports this Guaranty, including, without limitation, the consideration set forth in the recitals above as well as any commitment to lend, extension of credit or other financial accommodation, whether heretofore or hereafter made by the Lender to the Borrower; any extension, renewal or replacement of any of the Obligations; any forbearance with respect to any of the Obligations or otherwise; any cancellation of an existing guarantee; any purchase of any of the Borrower's assets by the Lender; or any other valuable consideration.

         3. The Lender's Costs and Expenses. The Guarantor agrees to pay on demand, if not paid by the Borrower, all costs and expenses of every kind incurred by the Lender: (a) in enforcing this Guaranty, (a) in collecting any of the Obligations from the Borrower or the Guarantor or any other guarantor of the Obligations, and (b) in realizing upon or protecting any collateral for this Guaranty or for payment of any of the Obligations. "Costs and expenses" as used in the preceding sentence shall include, without limitation, the attorneys' fees incurred by the Lender in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the United States Bankruptcy Code, or otherwise, or for any purpose specified in the preceding sentence, and "Obligations" as used in this Guaranty shall include, without limitation, such costs and expenses.

         4. Nature of Guaranty: Continuing, Absolute and Unconditional; Subrogation Waiver.

            (a) This Guaranty is and is intended to be a continuing guarantee of payment of the Obligations, independent of and in addition to any other guarantee, indorsement, collateral or other agreement held by the Lender therefor or with respect thereto, whether or not furnished by the Guarantor. Until payment in full of the Obligations as set forth herein, the Guarantor agrees that it shall not have any rights (direct or indirect) of subrogation, contribution, reimbursement, indemnification, or other rights of payment or recovery from the Borrower or any other guarantor of the Obligations for any payments made by the Guarantor hereunder, under any other agreement or otherwise, and the Guarantor hereby irrevocably waives and releases, absolutely and unconditionally, any such rights of subrogation, contribution, reimbursement, indemnification and other rights of payment or recovery which it may now have or hereafter acquire.

            (b) For the further security of the Lender and without in any way diminishing the liability of the Guarantor, following the occurrence of an Event of Default under the Loan Agreement and acceleration of the Obligations, all debts and liabilities, present or future, of the Borrower to the Guarantor and all monies received from the Borrower or for its account by the Guarantor in respect thereof shall be received in trust for the Lender and forthwith upon receipt shall be paid over to the Lender until all of the Obligations have been paid in full. This assignment and postponement is independent of and severable from this Guaranty and shall remain in full effect whether or not the Guarantor is liable for any amount under this Guaranty.

            (c) This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by the Guarantor to be the final, complete and exclusive representation of the agreement between the Guarantor and the Lender. No modification or amendment of any provision of this Guaranty shall be effective unless in writing and signed by a duly authorized officer of the Lender.

         5. Certain Rights and Obligations.

            (a) This Guaranty shall not be affected, changed or diminished in any respect by the taking or failure to take by the Lender, without notice, demand or any reservation of rights against the Guarantor and without affecting the Guarantor's obligations hereunder, from time to time, of any actions: (i) to renew, extend, increase, accelerate or otherwise change the time for payment of, the terms of or the interest on the Obligations or any part thereof or grant other indulgences to the Borrower or others; (ii) to sell, assign or transfer, or grant participations in, any of the Loans or other Obligations or any of the Loan Documents; (iii) to accept from any person or entity and hold collateral for the payment of the Obligations or any part thereof, and to modify, exchange, enforce or refrain from enforcing, or release such collateral or any part thereof; (iv) to accept and hold any indorsement or guarantee of payment of the Obligations or any part thereof, and to discharge, release or substitute any such obligation of any such indorser or guarantor, or any person or entity who has given any security interest in any collateral as security for the payment of the Obligations or any part thereof, or any other person or entity in any way obligated to pay the Obligations or any part thereof, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such indorser, guarantor, person or entity; (v) to dispose of any and all collateral securing the Obligations in any commercially reasonable manner as the Lender, in its sole and absolute discretion, may deem appropriate, and to direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Obligations or any part thereof as the Lender, in its sole and absolute discretion, may determine; (vi) except as otherwise required by the Loan Agreement, to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Obligations (whether principal, interest, costs, and expenses, or otherwise); and (vii) to take advantage or refrain from taking advantage of any security or accept or make or refrain from accepting or making any compositions or arrangements when and in such manner as the Lender, in its sole discretion, may deem appropriate and generally do or refrain from doing any act or thing which might otherwise, at law or in equity, release the liability of the Guarantor as a guarantor or surety in whole or in part, and in no case shall the Lender be responsible or shall the Guarantor be released either in whole or in part for any act or omission in connection with the Lender having sold any security at an under value so long as such sale shall have occurred in a commercially reasonable manner.

            (b) The Guarantor hereby agrees to make all payments hereunder in full to the extent hereinafter provided: (i) without deduction by reason of any setoff, defense (other than payment) or counterclaim; (ii) without requiring protest or notice of nonpayment or notice of default or any other notice to the Guarantor (or to the Borrower, except as may be provided by the Loan Agreement) or to any other person or entity; (iii) without demand for payment or proof of such demand; (iv) without requiring the Lender to resort first to the Borrower (this being a guarantee of payment and not of collection) or to any other guarantee or any collateral which the Lender may hold; (v) without requiring notice of acceptance hereof or assent hereto by the Lender; and (vi) without requiring notice that any of the Obligations has been incurred or of the reliance by the Lender upon this Guaranty; all of the foregoing which the Guarantor hereby waives.

            (c) The Guarantor's obligation hereunder shall not be affected by any of the following, all of which the Guarantor hereby waives: (i) any failure to perfect or continue the perfection of any security interest in or other lien on any collateral securing payment of any of the Obligations or the Guarantor's obligation hereunder; (ii) the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of any such security interest or other lien or guarantee of the Obligations; (iii) any failure to protect, preserve or insure any such collateral; (iv) the failure of the Guarantor to receive notice of any intended disposition of such collateral; (v) any defense arising by reason of the cessation from any cause whatsoever of liability of the Borrower including, without limitation, any failure, negligence or omission by the Lender in enforcing its claims against the Borrower; (vi) any release (including adjudication or discharge in bankruptcy), settlement or compromise of any obligation of the Borrower; (vii) the invalidity or unenforceability of any of the Obligations; (viii) any bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, liquidation, or the like of the Borrower or any of its Subsidiaries; (ix) any sale, transfer or other disposition by the Borrower or any Subsidiary of the Borrower of any stock of the Guarantor; or (x) any other circumstance.

         6. Allocation of Liability.

            (a) Notwithstanding anything herein to the contrary, Guarantor's liability hereunder shall be limited to the Maximum Guaranty Liability for Guarantor as determined at the earlier of the date of commencement of a case under Title 11 of the United States Bankruptcy Code, (or any successor provisions) in which such Guarantor is a debtor or the date enforcement is sought hereunder or under the Notes; provided, however, that Guarantor shall be jointly and severally liable for all advances, charges, costs and expenses, including reasonable attorneys' fees incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement or any enforcement thereof, including without limitation those additional costs, claims and damages set forth in Article 2.

            (b) Guarantor agrees that in the event of (i) the dissolution or insolvency of Guarantor, (ii) the inability of Guarantor to pay its debts as they become due, (iii) an assignment by Guarantor for the benefit of its creditors, or (iv) the institution of any bankruptcy or other proceeding by or against Guarantor alleging that such Guarantor is insolvent or unable to pay its debts as they become due, and whether or not such event shall occur at a time when the Obligations are not then due and payable, the other Guarantors shall pay the Obligations promptly upon demand as if the Obligations were then due and payable. Guarantor agrees that upon the filing by or against any other Guarantor of any proceeding under any present or future provision of the United States Bankruptcy Code or any other similar federal or state statute, until payment in full of the Obligations as set forth herein, other Guarantors shall have no right to contribution, indemnification, or any recourse whatsoever against the bankrupt Guarantor for any liability incurred by the other Guarantors under the terms of the Loan Documents. Guarantor agrees that this provision shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of principal, interest or any other amount with respect to the Obligations is rescinded or must otherwise be restored by the Lender upon the bankruptcy or reorganization of Guarantor, any other Person or otherwise.

         Guarantor further agrees that, to the extent that Guarantor makes a payment to Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise required to be repaid to another Guarantor, its estate, trustee, receiver or any other party, including without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

         7. Representation and Warranties. The Guarantor represents and warrants to the Lender that: (i) it is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation and has full corporate power, authority and legal right to own its property and assets and to transact the business in which it is engaged; (ii) it has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary action to authorize the guarantee hereunder on the terms and conditions of this Guaranty and to authorize the execution, delivery and performance of this Guaranty; and (iii) this Guaranty has been duly executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or equitable principles relating to enforceability.

         8. Assignment by Lender. Lender may, to the extent permitted by, and in accordance with, the Loan Agreement, syndicate or sell, assign, transfer or grant participations in certain portions of the Loans or other Obligations, and in such event the Lender, on behalf of each and every immediate and successive assignee, transferee or holder of or participant in all or any of such Loans or other obligations, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee, holder or participant as fully as if such assignee, transferee, holder or participant were herein by name specifically given such rights, powers, and benefits, but the Lender shall have an unimpaired right, prior and superior to that of any assignee, transferee or holder to enforce this Guaranty for the benefit of the Lender or any such participant, as to so much of the Loans or other Obligations as they have not sold, assigned or transferred.

         9. Termination. This Guaranty shall remain in full force and effect until all of the Obligations shall have been indefeasibly paid in full. If after receipt of any payment of all or any part of the Obligations, the Lender is for any reason compelled by court order to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any reason, this Guaranty shall continue in full force notwithstanding any contrary action which may have been taken by the Lender in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lender's rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

         10. Miscellaneous.

             (a) The "Borrower" and the "Guarantor" as used in this Guaranty shall include: (i) any successor individual or individuals, association, partnership or corporation to which all or a substantial part of the business or assets of the Borrower or the Guarantor shall have been transferred and (ii) any other corporation into or with which the Borrower or the Guarantor shall have been merged, consolidated, reorganized, or absorbed.

             (b) Without limiting any other right of the Lender, upon the occurrence of any Event of Default, the Lender, at its sole election, may set off against such of the Obligations any and all moneys then owed to the Guarantor by the Lender in any capacity, without notice to the Guarantor or to any other Person, any such notice being hereby expressly waived, and the Lender shall be deemed to have exercised such right of set off immediately at the time of such election even though any charge therefor is made or entered on the Lender's records subsequent thereto.

             (c) The Guarantor's obligation hereunder is to pay the Obligations in full when due, subject to applicable grace periods, if any, according to the Loan Agreement to the extent provided herein, and shall not be affected by any extension of time for payment by the

Borrower resulting from any proceeding under the United States Bankruptcy Code or similar law.

             (d) No course of dealing between the Borrower or the Guarantor and the Lender and no act, delay or omission by the Lender in exercising any right or remedy hereunder or with respect to any of the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The Lender may remedy any default by the Borrower under any agreement with the Borrower or with respect to any of the Obligations in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by the Borrower. All rights and remedies of the Lender hereunder are cumulative.

             (e) The term "Lender" as used herein shall include all of the successors or assigns of the Lender. The rights and benefits of the Lender hereunder shall, if Lender so directs, inure to any party acquiring any interest in the obligations or any part thereof.

             (f) Captions of the sections of this Guaranty are solely for the convenience of the Lender and the Guarantor, and are not an aid in the interpretation of this Guaranty.

             (g) If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

             (h) The obligation of the Guarantor pursuant to this Agreement to make payment shall mean payment to the currency of the United States of America and shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any other currency except to the extent to which such tender or recovery shall result in the effective receipt by the Lender of the full amount of U.S. dollars payable or expressed to be payable under the Loan Agreement to the Lender. The Lender shall have an additional cause of action for the purpose of recovery in the other currency of the amount (if any) by which such effective receipt shall fall short of the full amount of U.S. dollars payable or expressed to be payable under this paragraph shall not be affected by judgment being obtained for any other sums due under this Agreement.

         11. GOVERNING LAW; JURISDICTION AND VENUE. GUARANTOR SHALL BE DEEMED TO HAVE DELIVERED THIS GUARANTY AT CINCINNATI, OHIO BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN GUARANTOR AND THE LENDER, OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE SUBSTANTIVE INTERNAL LAWS AND STATUTES OF LIMITATION (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF OHIO.

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                  Guarantor hereby designates all Courts of Record sitting in
Cincinnati, Ohio, both state and federal, as forms where any action, suit or proceeding in respect of or arising out of this Guaranty or the transactions contemplated by this Guaranty may be prosecuted as to all parties, their successors and assigns, and by the foregoing designations Guarantor consents to the jurisdiction and venue of such courts. GUARANTOR WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN THE STATE OF OHIO FOR THE PURPOSES OF LITIGATION TO ENFORCE SUCH OBLIGATIONS OF GUARANTOR. In the event such litigation is commenced, Guarantor agrees that service of process may be made in personal jurisdiction over Guarantor obtained by service of a copy of the Summons, Complaint, and other Pleadings required to commence such litigation upon Guarantor's appointed agent for service of process in the state of Ohio, which the undersigned hereby designates to be: CT CORPORATION SYSTEMS, CINCINNATI, OHIO. Guarantor recognizes and agrees that the agency has been created for the benefit of Guarantor and Lender and agree that this agency shall not be revoked, withdrawn, or modified without the consent of the Lender.

         12. WAIVER OF JURY TRIAL. GUARANTOR HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY DEALINGS RELATING TO THE SUBJECT MATTER OF THIS GUARANTY AND THE LENDER/GUARANTOR RELATIONSHIP THAT IS BEING ESTABLISHED. GUARANTOR ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF LENDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. GUARANTOR ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT GUARANTOR HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS GUARANTY AND THAT GUARANTOR WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. GUARANTOR FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS OR THE GUARANTY. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

      [Remainder of page intentionally left blank. Signature page follows.]

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written in Cincinnati, Ohio.

SIGNED IN THE PRESENCE OF:                   GUARANTOR:

                                             LANVISION, INC.




                                             By:
                                                --------------------------------
                                             Name: J. Brian Patsy
                                             Title: Chief Executive Officer and
                                                    President

                          SUBSIDIARY SECURITY AGREEMENT


         THIS SECURITY AGREEMENT entered into this 17 day of July, 1998, by and between LANVISION, INC., an Ohio corporation, having its principal office at One Financial Way, Suite 400, Cincinnati, Ohio 45242, ("Debtor") and THE HILLSTREET FUND, L.P., a Delaware limited partnership, ("Secured Party").

         1. Granting Clause. To secure the Obligations (as defined in Section 2 hereof), Debtor hereby grants to Secured Party a security interest in all of the property described in Exhibit A attached hereto and incorporated herein by reference, including all increases, substitutions, replacements, additions and accessions thereto and therefor and all cash and noncash proceeds from the sale, exchange, collection or other disposition thereof (such property is hereinafter referred to as the "Collateral").

         2. Obligations Secured Hereby. The security interest in the Collateral granted hereby secures and covers the payment and performance by Debtor of all of its obligations under that certain Guaranty of Debtor in favor of the Secured Party dated of even date herewith (the foregoing are referred to herein as the "Obligations").

         3. Debtor's Representations, Warranties and Covenants.

             (a) Collateral. Debtor hereby represents and warrants that (i) except for the security interest granted hereby, Debtor is, or to the extent that this Agreement provides that the Collateral is to be acquired after the date hereof will be, the owner of the Collateral free and clear of all liens, pledges, security interests or other encumbrances of any nature whatsoever; and (ii) upon execution of this Security Agreement and recording of applicable financing statements, the security interest granted hereby will be the first, best and only security interest in the Collateral.

             (b) Enforceability. Debtor represents and warrants that the execution and performance of this Security Agreement has been duly authorized by all appropriate action of Debtor and this Security Agreement has been duly executed by Debtor, delivered to Secured Party and constitute legal, valid and binding obligations of Debtor, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy laws. Neither the execution or delivery by Debtor of this Security Agreement nor the consummation by Debtor of the transactions contemplated hereby nor compliance by Debtor with the provisions hereof, conflicts with or results in a breach of any of the provisions of the Articles of Incorporation or Code of Regulations of Debtor or of the provisions of any other agreement, instrument or understanding to which it is a party or by which it or any of its assets or properties are bound.

             (c) Protection of Collateral. (i) Debtor will keep the Collateral free from any lien, security interest or other encumbrance adverse to the security interest granted hereby and in good order and repair and will not waste or destroy the Collateral or any part thereof; (ii) Debtor will not use the Collateral in violation of any statute, ordinance or regulation; (iii) Secured Party may examine and inspect the Collateral at any time, wherever located; (iv) Debtor will at any time and from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments and will take such other action, as the Secured Party reasonably requests and reasonably deems necessary or advisable to (1) grant Secured Party a security interest in all or any portion of the Collateral, (2) maintain or preserve the lien of this Agreement to carry out more effectively the purpose hereof, (3) perfect, publish notice of or protect the validity of or of any grant made or to be made by this Agreement, (4) enforce this Agreement, or (5) preserve and defend the Collateral and the rights of the Secured Party therein against the claims and demands of all persons and entities claiming the same or any interest therein.

             (d) Performance of Obligations. Debtor will punctually perform and observe all of the Obligations.

             (e) Maintenance and Inspection of Records. Debtor will maintain accurate and complete records in respect of the Collateral and shall at all reasonable times allow Secured Party by any officer, employee or agent to examine, audit or inspect (including making extracts from) such records and to arrange for verification of the Collateral. Debtor also agrees to furnish such information or reports relating to the Collateral as Secured Party may from time to time reasonably request.

             (f) Insurance and Taxes.

                 (i) Insurance of Collateral. Debtor agrees to maintain
             insurance at all times with respect to the Collateral against such risks and in such amounts as are reasonably satisfactory to Secured Party and to deliver to Secured Party, upon Secured Party's request, all such policies of insurance. Such insurance policies shall comply with the requirements of the Loan Agreement and contain such terms, be in such form, for such periods and be written by such companies as are reasonably satisfactory to Secured Party and shall be payable to Secured Party and Debtor as their interests may appear. All policies of insurance shall provide for not less than thirty (30) days written notice to Secured Party prior to any cancellation of such policies. Debtor hereby makes, constitutes and appoints Secured Party as its true and lawful attorney-in-fact for it and in its name and place for the purpose of obtaining, adjusting, settling and canceling such policies of insurance and endorsing any drafts in respect thereof. The rights, powers and authority of Secured Party herein granted shall commence and be in effect on the date of this Agreement and shall remain in full force and effect thereafter until the Obligations have been paid and performed in full. If Debtor fails to maintain such insurance, Secured Party may, at its option, maintain such insurance and all premiums so paid by Secured Party will be payable upon Secured Party's demand and until paid by Debtor will accrue interest at the highest rate of interest provided for in the Note.

                 (ii) Payment of Taxes and Assessments. Debtor agrees to
             promptly pay when due all taxes and assessments imposed on or with respect to all the Collateral, except to the extent as contested in good faith and by appropriate proceedings. If such taxes and assessments are not paid when due, the Secured Party may do so for Debtor's account and all expenditures so paid by Secured Party will be added to the principal balance of the Note, will be payable upon Secured Party's demand and until paid by Debtor will accrue interest at the highest rate of interest provided for in the Note.

             (g) Location of Collateral. Except for office equipment and computers kept at the homes of employees or used by employees when traveling, Debtor covenants that the Collateral will be kept only at such locations as to which a UCC Financing Statement has been filed in the appropriate jurisdiction for the location of such collateral; provided, however, as contemplated by and provided for in Section 1 hereof, Secured Party agrees that Debtor may, at any time and from time to time, substitute or replace the Collateral ("Substituted or Replaced Collateral") with Collateral of equal or greater value and that Debtor may, in connection with each such substitution or replacement, remove the Substituted or Replaced Collateral from such premises.

             (h) Survival of Representations and Warranties. All representations and warranties made by Debtor in this Security Agreement shall survive the execution and delivery of this instrument until such time as the Note and all other Obligations shall have been paid or otherwise satisfied in full.

         4. Debtor's Rights with Respect to Collateral. Unless and until the occurrence of an Event of Default, Debtor shall have the right to utilize the Collateral in the ordinary course of its business and to substitute or replace the Collateral in accord with Section 3.(g) hereof, but shall not have the right to sell, lease or otherwise dispose of or transfer the Collateral or any interest therein without the prior written consent of Secured Party; provided, however, so long as an Event of Default shall not have occurred and be continuing, any portion of the Collateral which constitutes inventory or accounts receivable may be sold or transferred in the ordinary course of business consistent with the past business practices of Debtor.

         5. Events of Default and Remedies.

             (a) Rights and Remedies upon Default. If any Event of Default under the Loan Agreement shall have occurred and be continuing, Secured Party may proceed to protect and enforce its rights under this Agreement by suit in equity, action at law or any other appropriate proceeding and Secured Party shall have, without limitation, all of the rights and remedies provided by applicable law, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code of the state governing disposition of the Collateral. Debtor shall be liable for any deficiency remaining after the collection of the Collateral and application of the proceeds to the Obligations to the fullest extent permitted by applicable law.

             (b) Power of Attorney with Respect to the Collateral. Secured Party shall have the right upon the occurrence of an Event of Default with respect to the payment of the Obligations, whether as scheduled, by acceleration, or otherwise, to notify account debtors of its security interest in the Accounts and to require payments to be made directly to Secured Party at such address or in such manner as Secured Party may deem appropriate. Upon request of Secured Party at any time, Debtors will so notify the account debtors and will indicate on all billings to the account debtors that the Accounts are payable to Secured Party. To facilitate direct collection, Debtor hereby appoints Secured Party and any officer or employee of Secured Party, as the agent to (i) receive, open and dispose of all mail addressed to Debtor and take therefrom any payments on or proceeds of other arrangements, in which Debtor shall cooperate, to receive Debtor's mail, including notifying the post office authorities to change the address for delivery of mail addressed to Debtor to such address as Secured Party shall designate, (ii) endorse the name of Debtor in favor of Secured Party upon any and all checks, drafts, money orders, notes, acceptances or other evidences or payment or Collateral that may come into Secured Party's possession,
         (iii) sign and endorse the name of Debtor on any invoice or bill of lading relating to any of the Accounts, on verifications of Accounts sent to any Debtor, to drafts against account debtors, to assignments of Accounts and to notices to account debtors, and (iv) do all acts and things necessary to carry out this Agreement, including signing the name of Debtor on any instruments required by law in connection with the transactions contemplated hereby and on financing statements as permitted by the Uniform Commercial Code. Debtor hereby ratifies and approves all acts of such attorneys-in-fact, and neither Secured Party nor any other such attorney-in-fact shall be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any of the Obligations remain unsatisfied.

             Secured Party shall not, under any circumstances, be liable for any error or omission or delay of any kind occurring in the settlement, collection or payment of any Accounts or any instrument received in payment thereof or for any damage resulting therefrom except for such acts or omissions resulting from Secured Party's gross negligence or willful misconduct. Upon the occurrence of an Event of Default, Secured Party may, without notice to or consent from Debtor, sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise upon any terms, any of the Accounts or any securities, instruments or insurance applicable thereto and/or release the obligor thereon. Secured Party is authorized to accept the return of the goods represented by any of the Accounts without notice to or consent by Debtor, or without discharging or any way affecting the Obligations hereunder.

             Secured Party shall not be liable for or prejudiced by any loss, depreciation or other damage to Accounts or other Collateral unless caused by Secured Party's gross negligence or willful misconduct, and Secured Party shall have no duty to take any action to preserve or collect any Account or other Collateral.

             (c) Distribution of Collateral. Upon enforcement of this Agreement following the occurrence of an Event of Default, the proceeds of the Collateral shall be applied as received from time to time by the Secured Party as follows:

                 First: To the payment of all costs and expenses incurred or accrued by the Secured Party (including the fees and expenses of its attorneys, appraisers and agents) in connection with any proceeding commenced to enforce this Security Agreement or in connection with the taking, holding, maintaining, preparing for sale, selling and the like of the Collateral.

                 Second: To the payment of all amounts then due and payable on the Note (first to the payment of delinquency charges, then to the payment of default charges, then to the payment of accrued interest and then to the payment of unpaid principal).

                 Third: To the payment of any surplus to Debtor or any other person or entity legally entitled thereto.

             (d) Costs and Expenses. Debtor absolutely and unconditionally agrees to pay to Secured Party upon demand by Secured Party all reasonable out-of-pocket costs and expenses which shall be incurred or sustained by Secured Party or any of its directors, officers, employees or agents as a consequence of, on account of, in relation to or any way in connection with the exercise, protection or enforcement (whether or not suit is instituted) any of its rights, remedies, powers or privileges under this Agreement or any of the Loan Documents or in, to or under all or any part of the Collateral or in connection with any litigation, proceeding or dispute in any respect related to this Agreement or any of the Loan Documents (including, but not limited to, all of the reasonable fees and disbursements of consultants, legal advisers, accountants, experts and agents for Secured Party, the reasonable travel and living expenses away from home of employees, consultants, experts or agents of Secured Party, and the reasonable fees of agents, consultants and experts not in the full-time employ of Secured Party for services rendered on behalf of Secured Party).

             (e) Debtor hereby confirms to Secured Party the continuing and immediate right of set-off of Secured Party with respect to all deposits, balances and other sums credited by or due from Secured Party or any of the offices or branches of Secured Party to Debtor, which right is in addition to any other rights which Secured Party may have under applicable law. Regardless of the adequacy of any Collateral, if any principal, interest or other sum payable by Debtor to Secured Party under the Note or any of the Loan Documents is not paid to Secured Party punctually when the same shall first become due and payable (after giving effect to any applicable grace period), or if any Event of Default shall at any time occur, any deposits, balances or other sums credited by or due from Secured Party or any of the offices or branches of Secured Party to Debtor may, without any prior notice of any kind to Debtor or compliance with any other conditions precedent now or hereafter imposed by statute, rule or law or otherwise (all of which are hereby expressly and irrevocably waived by Debtors to the extent permitted by law), be immediately set off, appropriated and applied by Secured Party toward the payment and satisfaction of the Obligations (but not to any other obligations of such Debtor to Secured Party until all of the Obligations have been paid in full) in such order and manner as Secured Party (in its sole and complete discretion) may determine.

         6 No Waiver; Cumulative Remedies. Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Secured Party, and then only to the extent therein set forth. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have had on any future occasion. No failure to exercise or any delay in exercising on the part of Secured Party any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

         7 Severability of Provisions. The provisions of this Security Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall attach only to such clause or provision, or part thereof and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Security Agreement in any jurisdiction.

         8 Amendments; Choice of Law; Binding Effect.

           (a) None of the terms or provisions of this Security Agreement may be altered, modified or amended except by an instrument in writing, duly executed by each of the parties hereto.

           (b) This Security Agreement shall be governed by and be construed and interpreted in accordance with the laws of the State of Ohio.

           (c) This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         9 Notices. All notices and demands hereunder shall be deemed to have been delivered if in writing addressed and provided below and if either (a) actually delivered at said address or (b) in the case of a letter, Three (3) business days shall have elapsed after the same shall have been deposited in the United States mail, postage prepaid and registered or certified and addressed in each case as follows: if to Secured Party, to it at its address first above written, Attention: President; or if to Debtor, to it at its address first above written, Attention: President. Either of the foregoing parties may change its address for notices hereunder by giving notice of such change to the other party in accordance with the provisions of this Section 9.

         10 Headings. The descriptive headings herein used are for convenience only and shall not be deemed to limit or otherwise effect the construction of any provisions hereof.

         11 Counterpart Execution. Security Agreement may be executed in several counterparts each of which together shall constitute one and the same agreement.

         12 Defeasance Clause. If the Debtor shall pay the Note secured by this Agreement and perform the other Obligations, then this Agreement and the security interest in the Collateral granted hereby shall be void and terminated and Secured Party agrees to execute such documents and do such acts as are necessary to release and terminate such liens.

      [Remainder of page intentionally left blank. Signature page follows.]



         IN WITNESS WHEREOF, the undersigned have caused this Security Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, at Cincinnati, Ohio on the day and year first above written.


WITNESSES:                                 DEBTOR:

                                           LANVISION, INC.




                                           By:
                                              --------------------------------
                                           Name: J. Brian Patsy
------------------------------             Title: Chief Executive Officer and
                                                  President



                                           LENDER:

                                           THE HILLSTREET FUND, L.P.

                                           By: HillStreet Capital, Inc.
                                           Its: Investment Manager


                                                 By:
                                                    --------------------------
                                                    Name: Christian L. Meininger
                                                    Title: President

                                   EXHIBIT "A"


                                   COLLATERAL

         (i) all of the accounts, accounts receivable, chattel paper, contract rights, documents, equipment, fixtures, general intangibles, instruments, inventory, property, franchise rights, trademarks, tradenames, patents, copyrights, licenses and permits, license agreements, intellectual property rights and all other assets, goods and personal property of the Debtor, whether tangible or intangible, or whether now owned or hereafter acquired by the Debtor;

         (ii) all proceeds and products of any of the foregoing in whatever form, including cash, negotiable instruments and other evidences of indebtedness, chattel paper, security agreements or other documents and all rights of the Debtor in, to and under all leases and rental agreements relating to the foregoing;

         (iii) all of the right, title and interest of the Debtor in and to all goods or other property represented by or securing any of the accounts receivable, including all goods that may be reclaimed or repossessed from or returned by an account debtor;

         (iv) all of the rights of the Debtor as an unpaid seller, including stoppage in transit, detinue and reclamation;

         (v) all additional amounts due to Debtor from any account debtor, irrespective of whether such additional amounts have been specifically assigned to Secured Party;

         (vi) all guaranties, or other agreements or property securing or relating to any of the items referred to in (i) above, or acquired for the purpose of securing and enforcing any of such items;

         (vii) all instruments, documents, securities, cash, property, deposit accounts (including but not limited to deposits made to any cash collateral account), and the proceeds of any of the foregoing, owned by the Debtor or in which Debtor has an interest, which are now or may hereafter be in the possession or control of Secured Party or in transit by mail or carrier to or from Secured Party, or in possession of any third party acting on behalf of Secured Party, without regard to whether Secured Party received same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Secured Party had conditionally released the same;

         (viii) all ledger sheets, files, records, documents, blueprints, drawings and instruments (including, without limitation, computer programs, tapes and related electronic data processing software) evidencing an interest in or relating to the Debtor;

         (ix) all proceeds and products of the collateral described above, including without limitation, all claims against third parties for damage to or loss or destruction of any of the foregoing, including proceeds, accounts, contract rights, chattel paper and general intangibles arising out of any sale, lease or other disposition of any of the foregoing; and

         (x) any other collateral security granted to Secured Party from time to time.




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



                                                                       EXHIBIT K


                           BORROWER'S COUNSEL OPINION


                                  SEE ATTACHED

July 17, 1998



The Hillstreet Fund, L.P.
300 Main Street
Cincinnati, Ohio  45202
Attention:  Christian L. Meininger

Re:      Loan and Security Agreement

You have requested my opinion as counsel for LanVision Systems, Inc., a Delaware corporation, ("Borrower"), and its subsidiary LanVision, Inc., an Ohio corporation, ( "Subsidiary"), as to certain matters in connection with a certain loan to the Borrower from The Hillstreet Fund, L.P. ("Lender"), pursuant to a Loan and Security Agreement between the Lender and the Borrower dated July 16, 1998. All capitalized terms not defined herein have the meanings set forth in the Loan and Security Agreement.

I am licensed to practice law in the State of Ohio. Accordingly, this opinion applies only with respect to the laws of the State of Ohio or of the United States of America, and I express no opinion with respect to the laws of any other jurisdiction, except as otherwise expressed herein.

In connection with my representation of the Borrower, I have examined the Articles of Incorporation and the By-Laws and Code of Regulations of the Borrower and the Subsidiary, as applicable; the minutes and corporate records of the Borrower and the Subsidiary; the resolutions of the Boards of Directors of the Borrower and the Subsidiary as to the execution of the Loan and Security Agreement; and such other documents as I have deemed necessary to render the opinions expressed herein.

I have reviewed the documents listed below ("Loan Documents"):

     A.   Loan and Security Agreement

     B.   Term Loan Promissory Note

     C.   Warrant Agreement

     D.   Warrant

     E.   Pledge Agreement

     F.   Subsidiary Guaranty

     G.   Subsidiary Security Agreement

     H.   Collateral Assignment of Copyrights

     I.   Collateral Assignment of Trademarks

     J.   Financing Statements (UCC-1)

I have assumed the genuineness of all signatures (except those signatures of the Borrower and the Subsidiary on the Loan Documents), the accuracy, completeness, and authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies.

Based upon the foregoing and subject to the qualifications set forth below, I am of the opinion that:

1. Borrower is a duly organized corporation, validly existing and in good standing under the laws of Delaware, has the corporate power to conduct its business as now being conducted, and is duly qualified to do business as a foreign corporation in good standing in the state of Ohio.

2. Subsidiary is a duly organized corporation, validly existing and in good standing under the laws of Ohio, has the corporate power to conduct its business as now being conducted, and is duly qualified to do business as a foreign corporation in good standing in the states of Michigan and North Carolina.

3. The execution and delivery by the Borrower and the Subsidiary of the Loan Documents applicable to each, the performance by the Borrower and the Subsidiary of their obligations thereunder, and the creation of the liens, pledges, and security interests provided for therein have been duly authorized by all necessary actions of the Borrower and the Subsidiary.

4. Neither the execution, delivery, or performance by the Borrower and the Subsidiary under the applicable Loan Documents is subject to any authorization, consent, approval, or review of any governmental body or regulatory agency not heretofore obtained or effected, and no such authorization, consent, approval, or review is necessary to ensure the validity and enforceability of the Loan Documents.

5. Each of the Loan Documents applicable to the Borrower and the Subsidiary is a legal, valid, and binding obligation of the Borrower and the Subsidiary, as applicable, enforceable against them in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

6. Neither the execution and delivery by the Borrower and the Subsidiary of the applicable Loan Documents, nor the fulfillment of the terms of the Loan Documents violate any provision of the Articles of Incorporation, By-Laws, or Code of Regulations of the Borrower and the Subsidiary, as applicable; and to the best of my knowledge, none of such actions will result in a breach of, or constitute a default under any agreement, indenture, or other instrument to which the Borrower or the Subsidiary is a party or by which either is bound, which would have a material adverse effect on the Borrower, or to the best of my knowledge, result in the creation of or imposition of any lien on any of the properties or assets of the Borrower.

7. To the best of my knowledge, there are no outstanding judgments, actions, suits, or proceedings, including without limitation, proceedings in eminent domain, pending or threatened against or affecting the Borrower or the Subsidiary or the Collateral in any court of law or in equity, or before any governmental department, commission, board, bureau, agency, or instrumentality.

8. No portion of the loans made pursuant to the Loan and Security Agreement will constitute a loan for the purpose of carrying out "margin security" or "margin stock" as such terms are used in Regulations, G, T, U, and X of the Board of Governors of the Federal Reserve System.

9. The provisions of the Loan Documents are sufficient to create in the Lender's favor a security interest in the Collateral described in the Financing Statements in which a security interest may be created under
         Article 9 of the Uniform Commercial Code (the "UCC") to the extent that the Borrower and/or the Subsidiary have rights therein. The description of Collateral as set forth in the Financing Statements is sufficient to perfect a security interest in the items and types of collateral described therein in which a security interest may be perfected by the filing of financing statements under the UCC. Assuming that the Financing Statements are filed in the filing offices set forth in the attached Schedule, and until such time that they are subsequently released, terminated, or modified, the Lender's security interest in the Collateral described in such Financing Statements is perfected, to the extent such a security interest may be perfected under the UCC by the filing of financing statements.

10. The Pledge Agreement is effective under the UCC to create a valid enforceable security interest in favor of the Lender in all right and interest of the Borrower in the Pledged Stock. Upon delivery pursuant to the Pledge Agreement by the Borrower to the Lender of the stock certificates representing the Pledged Stock accompanied by undated stock powers duly executed in blank, and assuming continued possession thereafter of such stock certificates and stock powers by the Lender, the security interest created by the Pledge Agreement will constitute a perfected security interest under the UCC.

11. The Subsidiary Guaranty delivered by the Subsidiary to Lender constitutes the valid and binding obligation of the Subsidiary in accordance with its terms.

The opinions set forth above are subject to the following qualifications and limitations:

a. The enforceability of the Loan Documents may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally.

b. The enforceability of the Loan Documents is subject to general principles of equity.

c. The enforceability of the Loan Documents is further subject to the qualification that certain waivers, procedures, remedies, and other provisions of the Loan Documents may be unenforceable under or limited by applicable law; however, such law does not, in my opinion, substantially prevent the practical realization of the benefits intended by the Loan Documents.

The opinions expressed in this letter are based upon the law in effect on the date hereof, and I assume no obligation to revise or supplement this opinion should such law be changed by legislative action, judicial decision or otherwise.

This opinion letter is being furnished to you solely for your benefit and only with respect to the loan transaction recited herein. Accordingly, except as expressly permitted herein, it may not be relied upon by, quoted in any manner to or delivered to, any person or entity without, in each instance, my prior written consent.

Sincerely,

LanVision Systems, Inc.



Alan J. Hartman
Vice President and General Counsel

AJH/ksf

F-US-HC-C

                                    SCHEDULE
                                     to the
                  Loan and Security Agreement Opinion Letter to
                            The HillStreet Fund, L.P.



UCC Filing Offices
------------------

For LanVision Systems, Inc. (Federal ID No. 31-1455414):

         Secretary of State, Ohio
         Hamilton County, Ohio
         Secretary of State, Delaware

For LanVision, Inc. (Federal ID No. 31-1285286):

         Secretary of State, Ohio
         Hamilton County, Ohio
         Warren County, Ohio
         Secretary of State, North Carolina
         Mecklenburg County, North Carolina
         Secretary of State, Michigan
         Oakland County, Michigan
         Wayne County, Michigan
         Gwinnett County, Georgia

                                    SCHEDULES



Schedule 4.1(b)       Capital Stock; Outstanding Warrants or Options
Schedule 4.1(c)       Subsidiaries
Schedule 4.10         Intellectual Property
Schedule 4.12         Tax Matters
Schedule 4.13         Environmental Matters
Schedule 4.15         UCC-1 Filing Offices
Schedule 4.20         Employee Benefit Plans

                                 SCHEDULE 4.1(b)
                                     TO THE
                           LOAN AND SECURITY AGREEMENT
                                     BETWEEN
                           THE HILLSTREET FUND, L.P.,
                                     LENDER
                                       AND
                            LANVISION SYSTEMS, INC.,
Borrower


AUTHORIZED CAPITAL STOCK OF LANVISION SYSTEMS, INC.
---------------------------------------------------

25,000,000 shares of Common Stock, par value $.01 per share
 5,000,000 shares of Preferred Stock, par value $.01 per share


Outstanding Options, Rights, or Warrants

1. Options issued and to be issued pursuant to the 1996 Employee Stock Option Plan, maximum 825,000 shares.
2. Options issued and to be issued pursuant to the 1996 Non-Employee Directors Stock Option Plan, maximum 100,000 shares.
3.   Special options issued to George E. Castrucci, Robert F. Golden, and Jeff
     L. VanVoorhis, total 124,823 shares.
4. Options issued and to be issued pursuant to the 1996 Employee Stock Purchase Plan, maximum 500,000 shares.
5.   Treasury stock of 81,500 shares.

                                 SCHEDULE 4.1(c)
                                     TO THE
                           LOAN AND SECURITY AGREEMENT
                                     BETWEEN
                           THE HILLSTREET FUND, L.P.,
                                     LENDER
                                       AND
                            LANVISION SYSTEMS, INC.,
Borrower


SUBSIDIARIES OF LANVISION SYSTEMS, INC.
---------------------------------------

LanVision, Inc.


Jurisdictions where LanVision, Inc. is Qualified in Good Standing as a Foreign Corporation

          ---------------------------------------------------------------
                 STATE           DATE QUALIFIED          LICENSE #
          ---------------------------------------------------------------
              California            10/25/96              1964470
          ---------------------------------------------------------------
              Connecticut           3/20/97               0558601
          ---------------------------------------------------------------
               Delaware             5/19/98             1998205127
          ---------------------------------------------------------------
                Georgia             4/18/96               9612671
          ---------------------------------------------------------------
               Illinois        Reinstated 9/10/97       5878-563-6
          ---------------------------------------------------------------
                Kansas              10/3/97               2529808
          ---------------------------------------------------------------
             Massachusetts           4/5/96            0005329400010
          ---------------------------------------------------------------
               Michigan             12/29/97              665146
          ---------------------------------------------------------------
               Missouri             3/25/96              F00424271
          ---------------------------------------------------------------
              New Jersey            3/25/96            0100-6597-16
          ---------------------------------------------------------------
               New York             3/29/96               2014846
          ---------------------------------------------------------------
            North Carolina          3/25/96               0392089
          ---------------------------------------------------------------
             North Dakota           3/25/96             11,099,500
          ---------------------------------------------------------------
             Pennsylvania           3/25/96               2686563
          ---------------------------------------------------------------
                 Texas              11/18/97            00118099-06
          ---------------------------------------------------------------
              Washington            12/2/97             0-110408-2
                                                     UBI - 601 835 827
          ---------------------------------------------------------------

                                  Schedule 4.10
                                     TO THE
                           LOAN AND SECURITY AGREEMENT
                                     BETWEEN
                           THE HILLSTREET FUND, L.P.,
                                     LENDER
                                       AND
                            LANVISION SYSTEMS, INC.,
Borrower



FEDERAL TRADEMARK REGISTRATIONS OF LANVISION, INC.
--------------------------------------------------

ChartVision        Registration No. 1,683,663      Registered April 21, 1992
VisionFlow         Registration No. 1,899,716      Registered June 13, 1995


FEDERAL COPYRIGHT REGISTRATIONS OF LANVISION, INC.
--------------------------------------------------

ChartVision        Registration No. 487 286        Registered September 12, 1991

                                  Schedule 4.12
                                     TO THE
                           LOAN AND SECURITY AGREEMENT
                                     BETWEEN
                           THE HILLSTREET FUND, L.P.,
                                     LENDER
                                       AND
                            LANVISION SYSTEMS, INC.,
Borrower


Ohio Use Tax Liability

LanVision, Inc. has been assessed approximately $226,000, excluding penalties and interest, by the State of Ohio for unpaid use taxes for fiscal years 1995 through 1997. Upon review by LanVision, this obligation appears to be approximately $126,000, with an ultimate settlement not to exceed $175,000.

                                  SCHEDULE 4.13
                                     TO THE
                           LOAN AND SECURITY AGREEMENT
                                     BETWEEN
                           THE HILLSTREET FUND, L.P.,
                                     LENDER
                                       AND
                            LANVISION SYSTEMS, INC.,
Borrower



Environmental Matters

None

                                  Schedule 4.15
                                     TO THE
                           LOAN AND SECURITY AGREEMENT
                                     BETWEEN
                           THE HILLSTREET FUND, L.P.,
                                     LENDER
                                       AND
                            LANVISION SYSTEMS, INC.,
Borrower


UCC FILING OFFICES
------------------

For LanVision Systems, Inc. (Federal ID No. 31-1455414):

         Secretary of State, Ohio
         Hamilton County, Ohio
         Secretary of State, Delaware

For LanVision, Inc. (Federal ID No. 31-1285286):
         Secretary of State, Ohio
         Hamilton County, Ohio
         Warren County, Ohio
         Secretary of State, North Carolina
         Mecklenburg County, North Carolina
         Secretary of State, Michigan
         Oakland County, Michigan
         Wayne County, Michigan
         Gwinnett County, Georgia

                                  Schedule 4.20
                                     TO THE
                           LOAN AND SECURITY AGREEMENT
                                     BETWEEN
                           THE HILLSTREET FUND, L.P.,
                                     LENDER
                                       AND
                            LANVISION SYSTEMS, INC.,
Borrower


EMPLOYEE BENEFIT PLANS MAINTAINED BY LANVISION SYSTEMS, INC.
------------------------------------------------------------

LanVision, Inc. Group Health Insurance Plan provided by Aetna Life Insurance Company, Policy No. GP-61007

LanVision, Inc. Group Dental Insurance Plan provided by Fortis Benefits Insurance Company, Policy No. G 4,007,809

LanVision, Inc. Group Life Insurance Plan provided by Fortis Benefits Insurance Company, Policy No. G 4,007,809

LanVision, Inc. Group Long Term Disability Plan provided by Fortis Benefits Insurance Company, Policy No. G 4,007,809

LanVision, Inc. Flexible Benefit Plan, Plan #505, administered by Cross & Associates

LanVision, Inc. 401(k) Profit Sharing Plan, administered by Huntington National Bank